EXHIBIT 10.2








                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among

                           APRIA HEALTHCARE GROUP INC.

                                  as Borrower,

                          CERTAIN OF ITS SUBSIDIARIES,

                                 as Guarantors,

                         THE LENDERS IDENTIFIED HEREIN,

                             BANK OF AMERICA, N.A.,

                                    as Agent

                                       and

                        CREDIT LYONNAIS NEW YORK BRANCH,
                THE BANK OF NOVA SCOTIA AND FLEET NATIONAL BANK,

                            as Co-Syndication Agents

                            Dated as of July 20, 2001

                                  ARRANGED BY:

                         BANC OF AMERICA SECURITIES LLC,
                   as Sole Lead Arranger and Sole Book Manager

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SECTION 1  DEFINITIONS AND ACCOUNTING TERMS.................... .............1
   1.1      Definitions......................................................1
   1.2      Computation of Time Periods and
              Other Definitional Provisions.................................28
   1.3      Accounting Terms................................................28

SECTION 2  CREDIT FACILITIES................................................29
   2.1      Revolving Loans.................................................29
   2.2      Letter of Credit Subfacility....................................31
   2.3      Swingline Loans.................................................36
   2.4      Tranche A Term Loan.............................................37
   2.5      Tranche B Term Loan.............................................39

SECTION 3  GENERAL PROVISIONS APPLICABLE TO LOANS...........................41
   3.1      Default Rate....................................................41
   3.2      Extension and Conversion........................................41
   3.3      Prepayments.....................................................42
   3.4      Termination and Reduction of Revolving Committed Amount.........44
   3.5      Fees............................................................45
   3.6      Capital Adequacy................................................46
   3.7      Limitation on Eurodollar Loans..................................46
   3.8      Illegality......................................................46
   3.9      Requirements of Law.............................................47
   3.10     Treatment of Affected Loans.....................................48
   3.11     Taxes...........................................................49
   3.12     Compensation....................................................50
   3.13     Pro Rata Treatment..............................................51
   3.14     Sharing of Payments.............................................52
   3.15     Payments, Computations, Etc.....................................52
   3.16     Evidence of Debt................................................54

SECTION 4  GUARANTY.........................................................55
   4.1      The Guaranty....................................................55
   4.2      Obligations Unconditional.......................................56
   4.3      Reinstatement...................................................57
   4.4      Certain Additional Waivers......................................58
   4.5      Remedies........................................................58
   4.6      Rights of Contribution..........................................58
   4.7      Guarantee of Payment; Continuing Guarantee......................59

SECTION 5  CONDITIONS.......................................................59
   5.1      Closing Conditions..............................................59
   5.2      Conditions to all Extensions of Credit..........................62

SECTION 6  REPRESENTATIONS AND WARRANTIES...................................63
   6.1      Financial Condition.............................................63
   6.2      No Material Change..............................................64
   6.3      Organization and Good Standing..................................64
   6.4      Power; Authorization; Enforceable Obligations...................64
   6.5      No Conflicts....................................................65
   6.6      No Default......................................................65
   6.7      Ownership.......................................................65
   6.8      Indebtedness....................................................65
   6.9      Litigation......................................................65
   6.10     Taxes...........................................................66
   6.11     Compliance with Law.............................................66
   6.12     ERISA...........................................................66
   6.13     Subsidiaries....................................................67
   6.14     Governmental Regulations, Etc...................................68
   6.15     Purpose of Loans and Letters of Credit..........................68
   6.16     Environmental Matters...........................................68
   6.17     Intellectual Property...........................................69
   6.18     Investments.....................................................69
   6.19     Disclosure......................................................70
   6.20     Business Locations..............................................70
   6.21     No Unusual Restrictions.........................................70
   6.22     Fraud and Abuse.................................................70
   6.23     Licensing and Accreditation.....................................71

SECTION 7  AFFIRMATIVE COVENANTS............................................71
   7.1      Information Covenants...........................................71
   7.2      Preservation of Existence and Franchises........................74
   7.3      Books and Records...............................................74
   7.4      Compliance with Law.............................................74
   7.5      Payment of Taxes and Other Indebtedness.........................74
   7.6      Insurance.......................................................74
   7.7      Maintenance of Property.........................................75
   7.8      Performance of Obligations......................................75
   7.9      Use of Proceeds.................................................75
   7.10     Audits/Inspections..............................................76
   7.11     Financial Covenants.............................................76
   7.12     Additional Credit Parties.......................................76
   7.13     Pledged Assets..................................................76

SECTION 8  NEGATIVE COVENANTS...............................................78
   8.1      Indebtedness....................................................78
   8.2      Liens...........................................................79
   8.3      Nature of Business..............................................79
   8.4      Consolidation, Merger, Dissolution, etc.........................79
   8.5      Asset Dispositions..............................................79
   8.6      Investments.....................................................80
   8.7      Restricted Payments.............................................80
   8.8      Prepayments of Subordinated Indebtedness, etc...................80
   8.9      Transactions with Affiliates....................................81
   8.10     Fiscal Year; Organizational Documents...........................81
   8.11     Limitation on Restricted Actions................................81
   8.12     Ownership of Subsidiaries; Limitations on Borrower..............81
   8.13     Sale Leasebacks.................................................82
   8.14     No Further Negative Pledges.....................................82
   8.15     No Foreign Subsidiaries.........................................82
   8.16     Capital Expenditures............................................82

SECTION 9  EVENTS OF DEFAULT................................................83
   9.1      Events of Default...............................................83
   9.2      Acceleration; Remedies..........................................85

SECTION 10 AGENT 86
   10.1     Appointment and Authorization of Agent..........................86
   10.2     Delegation of Duties............................................87
   10.3     Liability of Agent..............................................87
   10.4     Reliance by Agent...............................................87
   10.5     Notice of Default...............................................88
   10.6     Credit Decision; Disclosure of Information by Agent.............88
   10.7     Indemnification of Agent........................................88
   10.8     Agent in its Individual Capacity................................89
   10.9     Successor Agent.................................................89

SECTION 11 MISCELLANEOUS....................................................90
   11.1     Notices.........................................................90
   11.2     Right of Set-Off................................................90
   11.3     Successors and Assigns..........................................90
   11.4     No Waiver; Remedies Cumulative..................................93
   11.5     Payment of Expenses; Indemnification............................93
   11.6     Amendments, Waivers and Consents................................94
   11.7     Counterparts....................................................96
   11.8     Headings........................................................96
   11.9     Defaulting Lender...............................................96
   11.10    Survival of Indemnification and
              Representations and Warranties................................97
   11.11    Governing Law; Jurisdiction.....................................97
   11.12    Waiver of Right to Trial by Jury................................97
   11.13    Time............................................................98
   11.14    Severability....................................................98
   11.15    Entirety........................................................98
   11.16    Binding Effect..................................................98
   11.17    Confidentiality.................................................98
   11.18    Binding Effect; Termination of Credit Agreement; etc............99

SCHEDULES
---------

Schedule 1.1(a)        Investments
Schedule 1.1(b)        Liens
Schedule 2.1(a)        Lenders Commitments
Schedule 2.2(a)        Existing Letters of Credit
Schedule 6.9           Litigation
Schedule 6.13          Subsidiaries
Schedule 6.20(a)       Real Property
Schedule 6.20(b)       Collateral Locations
Schedule 6.20(c)       Chief Executive Offices/Principal Places of Business
Schedule 7.6           Insurance
Schedule 8.1           Indebtedness
Schedule 11.1          Notices

EXHIBITS
--------

Exhibit 1.1(a)         Form of Pledge Agreement
Exhibit 1.1(b)         Form of Security Agreement
Exhibit 2.1(b)         Form of Notice of Borrowing
Exhibit 2.1(e)         Form of Revolving Note
Exhibit 2.4(f)         Form of Tranche A Term Note
Exhibit 2.5(f)         Form of Tranche B Term Note
Exhibit 3.2            Form of Notice of Extension/Conversion
Exhibit 7.1(c)         Form of Officer's Compliance Certificate
Exhibit 7.12           Form of Joinder Agreement
Exhibit 11.3(b)        Form of Assignment and Acceptance

                                CREDIT AGREEMENT

    THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Credit Agreement"), is entered into as of July 20, 2001 among APRIA HEALTHCARE GROUP INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower listed on the signature pages hereto (individually a "Guarantor", collectively the "Guarantors"), the Lenders (as defined herein), BANK OF AMERICA, N.A., as Agent for the Lenders, and CREDIT LYONNAIS NEW YORK BRANCH, THE BANK OF NOVA SCOTIA and FLEET NATIONAL BANK, as Co-Syndication Agents.

                                    RECITALS

    WHEREAS, the Borrower and certain of its Subsidiaries are party to that certain Amended and Restated Credit Agreement, dated as of November 13, 1998, as amended from time to time thereafter (as amended, the "Existing Credit Agreement"), among the Borrower, certain of its Subsidiaries, the lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as the Administrative and Collateral Agent, and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Syndication Agent;

    WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement and for ease of reference have agreed to amend and restate the Existing Credit Agreement in this Credit Agreement; and

    WHEREAS, the Borrower and the Guarantors have requested, and the Lenders have agreed, to provide credit facilities in an aggregate amount of $400,000,000 (the "Credit Facilities") on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

    1.1  DEFINITIONS.
    ---  ------------

    As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular:

        "Acquisition", by any Person, means the acquisition by such Person of all or substantially all of the capital stock or all or substantially all of the Property of another Person, or of a division or business unit of a Person, whether or not involving a merger or consolidation with such Person.

        "Adjusted Base Rate" means the Base Rate plus the Applicable Percentage.

        "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the Applicable Percentage.

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and executive officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

        "Agent" means Bank of America, N.A. (or any successor thereto) or any successor Agent appointed pursuant to Section 10.9.

        "Agent-Related Persons" means the Agent (including any successor agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

        "Agent's Fee Letter" means the fee letter between the Agent and the Borrower dated as of May 30, 2001, as amended.

        "Applicable Lending Office" means, for each Lender, the office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice as the office by which its Eurodollar Loans are made and maintained.

        "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Revolving Loan, any Tranche A Term Loan or any Tranche B Term Loan, the applicable rate of the Commitment Fee for any day for purposes of Section 3.5(a), the applicable rate of the Letter of Credit Fee for any day for purposes of Section 3.5(b)(i), the appropriate applicable percentage corresponding to the Leverage Ratio in effect as of the most recent Calculation Date:

  ===========================================================================================
                             APPLICABLE PERCENTAGES
  -------------------------------------------------------------------------------------------

                             FOR REVOLVING LOANS,
                             TRANCHE A TERM LOANS                FOR
                           AND LETTER OF CREDIT FEE      TRANCHE B TERM LOANS
                           ------------------------    -----------------------
                           EURODOLLAR    BASE RATE     EURODOLLAR    BASE RATE
                           LOANS AND      LOANS          LOANS         LOANS           FOR
  PRICING    LEVERAGE      LETTER OF                                                COMMITMENT
   LEVEL      RATIO        CREDIT FEE                                                  FEE
  -------  -------------   ------------------------    -----------------------      ----------
   I       <1.25 to 1.0     1.50%         .50%          3.00%          2.00%           .25%
  --------------------------------------------------------------------------------------------
   II      < 1.75 to 1.0    1.75%         .75%          3.00%          2.00%          .375%
           but > 1.25 to
           1.0
  --------------------------------------------------------------------------------------------
   III     < 2.25 to 1.0    2.00%         1.00%         3.00%          2.00%          .375%
           but > 1.75 to
           1.0
  --------------------------------------------------------------------------------------------
   IV      > 2.25 to 1.0    2.25%         1.25%         3.00%          2.00%           .50%
  ============================================================================================


    The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date on which the Administrative Agent receives the officer's certificate in accordance with the provisions of Section 7.1(c) for the most recently ended fiscal quarter of the Consolidated Parties; provided, however, that (i) the initial Applicable Percentages shall be based on Pricing Level II (as shown above) and shall remain at Pricing Level II until the Calculation Date for the fiscal quarter of the Consolidated Parties ending on September 30, 2001, on and after which time the Pricing Level shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date and (ii) if the Credit Parties fail to provide the officer's certificate to the Agency Services Address as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level IV until such time as an appropriate officer's certificate is provided, whereupon the Pricing Level shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding such Calculation Date. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans and Letters of Credit made or issued.

        "Application Period", in respect of any Asset Disposition, shall have the meaning assigned to such term in Section 8.5.

        "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans which is an "accredited investor" and is managed or advised by the same investment advisor that manages or advises such Lender or by an Affiliate of such investment advisor.

        "Arranger" means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

        "Asset Disposition" means any disposition, other than pursuant to an Excluded Asset Disposition, of any or all of the Property (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease, transfer or otherwise, but other than pursuant to any casualty or condemnation event.

        "Asset Disposition Prepayment Event" means, with respect to any Asset Disposition, the failure of the Credit Parties to apply (or cause to be applied) the Net Cash Proceeds of such Asset Disposition to Eligible Reinvestments during the Application Period for such Asset Disposition.

        "Attorney   Costs"   means  and  includes   all   reasonable   fees  and
    disbursements of counsel.

        "Bank of  America"  means  Bank of  America,  N.A.  and its  successors.

        "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

        "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty
    (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

        "Base Rate" means, for any day, a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% and (b) the Prime Rate in effect on such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

        "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

        "Borrower" means Apria Healthcare Group Inc., a Delaware corporation, together with any successors and permitted assigns.

        "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Charlotte, North Carolina or New York, New York; provided that in the case of Eurodollar Loans, such day is also a day on which dealings between banks are carried on in U.S. dollar deposits in the London interbank market.

        "Calculation Date" has the meaning set forth in the definition of Applicable Percentage.

        "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

        "Capital  Stock" means (a) in the case of a corporation,  capital stock,
    (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests
    (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

        "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time and demand deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank having capital and surplus in excess of $100,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which the Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) shares of money market mutual or similar funds which invest exclusively in the assets satisfying the requirements of clauses (a) through (d) of this definition.

        "CHAMPUS" means the United States Department of Defense Civilian Health and Medical Program of the Uniformed Services.

        "Change in Control" means (i) any Person or two or more Persons acting in concert shall have acquired, after the date hereof, beneficial ownership, directly or indirectly, of Capital Stock of the Borrower (or other securities convertible into such Capital Stock) representing 25% or more of the combined voting power of all Capital Stock of the Borrower or (ii) Continuing Directors shall cease for any reason to constitute a majority of the members of the board of directors of the Parent then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities and Exchange Act of 1934.

        "Closing Date" means the date hereof.

        "Code" means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time.

        "Collateral" means a collective reference to all Property with respect to which Liens in favor of the Agent are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents.

        "Collateral Documents" means a collective reference to the Security Agreement, the Pledge Agreement, the mortgage instruments and such other documents executed and delivered in connection with the attachment and perfection of the Agent's security interests and liens arising thereunder, including without limitation, UCC financing statements and patent and trademark filings.

        "Commitment"  means  (i) with  respect  to each  Lender,  the  Revolving
    Commitment of such Lender, the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment of such Lender, (ii) with respect to the Issuing Lender, the LOC Commitment and (iii) with respect to the Swingline Lender, the Swingline Commitment.

        "Commitment Fee" shall have the meaning assigned to such term in Section 3.5(a).

        "Commitment Fee Calculation Period" shall have the meaning assigned to such term in Section 3.5(a).

        "Consolidated Assets" means, at any date, the consolidated assets of the Borrower and the Subsidiaries at such date, as determined in accordance with GAAP.

        "Consolidated Capital Expenditures" means the sum of (without duplication) (i) all expenditures of the Borrower and its Subsidiaries on a consolidated basis during such period (a) for the acquisition, maintenance or repair of fixed or capital assets (which should be capitalized in accordance with GAAP) and (b) for Rental Equipment or for the maintenance or repair of Rental Equipment (which should be capitalized in accordance with GAAP) and (ii) all Capital Leases of the Borrower and its Subsidiaries entered into during such period.

        "Consolidated Cash Taxes" means, for any period, with respect to the Borrower and its Subsidiaries on a consolidated basis the aggregate of all taxes to the extent the same are paid in cash during such period.

        "Consolidated EBITDA" means, as of any date for the four fiscal quarter period ending on, or most recently ended prior to, such date, with respect to the Borrower and its Subsidiaries on a consolidated basis, the sum of (i) Consolidated Net Income, plus (ii) an amount which, in the determination of Consolidated Net Income, has been deducted for (A) Consolidated Interest Expense, (B) total Federal, state, local and foreign income, value added and similar taxes and (C) depreciation and amortization expense, as determined in accordance with GAAP.

        "Consolidated EBITDAR" means, for any period, with respect to the Borrower and its Subsidiaries on a consolidated basis, the sum of (i) Consolidated EBITDA for such period, plus (ii) an amount which in the determination of Consolidated Net Income for such period has been deducted for Consolidated Rent Expense for such period.

        "Consolidated Interest Expense" means, for any period, with respect to the Borrower and its Subsidiaries on a consolidated basis, all net interest expense, including the interest component under Capital Leases, as determined in accordance with GAAP.

        "Consolidated Net Income" means, as of any date for the four fiscal quarter period ending on, or most recently ended prior to, such date with respect to the Borrower and its Subsidiaries on a consolidated basis, net income, as determined in accordance with GAAP; provided, that in any event there shall be excluded any extraordinary items and any non-cash or non-recurring gains or losses.

        "Consolidated Parties" means a collective reference to the Borrower and its Subsidiaries, and "Consolidated Party" means any one of them.

        "Consolidated Rent Expense" means all payments (including, without limitation, any property taxes paid as additional rent or lease payments) made by the Borrower and its Subsidiaries on a consolidated basis under any agreement to rent or lease Property.

        "Consolidated Scheduled Funded Debt Payments" means, as of the end of each fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Funded Debt for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date); it being understood that Consolidated Scheduled Funded Debt Payments shall not include voluntary prepayments or the mandatory prepayments required pursuant to Section 3.3.

        "Continue", "Continuation", "Continuing", and "Continued" shall refer to the continuation pursuant to Section 3.2 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

        "Continuing Directors" means during any period of up to 24 consecutive months commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's board of directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved).

        "Contract  Provider"  means  any  Person  or  any  employee,   agent  or
    subcontractor of such Person who provides professional health care services under or pursuant to any contract with any Consolidated Party.

        "Convert", "Conversion", "Converting" and "Converted" shall refer to a conversion pursuant to Section 3.2 or Sections 3.7 through 3.12, inclusive, of a Base Rate Loan into a Eurodollar Loan.

        "Credit Documents" means a collective reference to this Credit Agreement, the Notes, the LOC Documents, each Joinder Agreement, the Agent's Fee Letter, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of them.

        "Credit Facilities" shall have the meaning assigned to such term in the recitals hereto.

        "Credit Parties" means the Borrower and the Guarantors and "Credit Party" means any one of them.

        "Credit Party Obligations" means, without duplication, (i) all of the obligations and liabilities of the Credit Parties to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy
    Code) and (ii) all liabilities and obligations, whenever arising, owing from the Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

        "Debt Issuance" means the issuance of any Indebtedness for borrowed money by any Consolidated Party (other than any Debt Issuance permitted by Section 8.1(a)-(f) and (h)).

        "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

        "Defaulting Lender" means, at any time, any Lender that, (a) has failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement (but only for so long as such Loan is not made or such Participation Interest is not purchased), (b) has failed to pay to the Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement (but only for so long as such amount has not been repaid) or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

        "Dollars" and "$" means dollars in lawful currency of the United States of America.

        "Domestic Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

        "Eligible Assets" means any assets or any business (or any substantial part thereof) used or useful in the same or a similar line of business as the Borrower and its Subsidiaries were engaged in on the Closing Date (or any reasonable extensions or expansions thereof) and businesses ancillary thereto.

        "Eligible  Assignee"  means (a) a Lender;  (b) an Affiliate of a Lender;
    (c) an Approved Fund; and (d) any other Person (other than a natural Person) approved by the Agent and, unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

        "Eligible Reinvestment" means (i) any acquisition (whether or not constituting a capital expenditure, but not constituting an Acquisition) of Eligible Assets and (ii) any Permitted Acquisition.

        "Environmental Claim" means any investigation, written notice, violation, written demand, written allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or written claim whether administrative, judicial, or private in nature arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any assessment, abatement, removal, remedial, corrective, or other response action in connection with an Environmental Law or other order of a Governmental Authority or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

        "Environmental Laws" means any current or future legal requirement of any Governmental Authority pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material or
    (e) pollution (including any release to land surface water and groundwater) and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendment of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 USC 300(f) et seq., any analogous implementing or successor law, and any amendment, rule, regulation, order, or binding directive issued thereunder.

        "Equity Issuance" means any issuance by the Borrower or any of its Subsidiaries to any Person of (a) shares of its Capital Stock other than (i) any shares of its Capital Stock pursuant to the exercise of options or warrants, (ii) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity and (iii) in the case of Subsidiaries, any shares of its Capital Stock issued to the Borrower or any of its Subsidiaries or (b) any options or warrants relating to its Capital Stock. The term "Equity Issuance" shall not include (a) any Asset Disposition, (b) any Debt Issuance or (c) the issuance of Capital Stock so long as the Net Cash Proceeds are used (within the period of 90 days following the consummation of such Equity Issuance) to make Eligible Reinvestments.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

        "ERISA Affiliate" means an entity which is under common control with any Consolidated Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Consolidated Party and which is treated as a single employer under Sections 414(b) or (c) of the Code.

        "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any Consolidated Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan;
    (vi) the complete or partial withdrawal of any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

        "Eurodollar Loan" means a Loan bearing interest based at a rate determined by reference to the Eurodollar Rate.

        "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period, therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by the Agent to be equal to the London Interbank Offered Rate.

        "Event of Default" means any of the events or circumstances described in
    Section 9.1.

        "Excluded Asset Disposition" means, with respect to any Consolidated Party, (i) the sale of inventory in the ordinary course of such Consolidated Party's business, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Consolidated Party's business,
    (iii) any Equity Issuance by such Consolidated Party, (iv) any Involuntary Disposition by such Consolidated Party and (v) any sale, lease, transfer or other disposition of Property by such Consolidated Party to any other Consolidated Party, provided that the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of Section 7.13 after giving effect to such transaction.

        "Excluded Property" means, with respect to any Consolidated Party, including any Person that becomes a Consolidated Party after the Closing Date as contemplated by Section 7.12, (i) any owned or leased real or personal Property of such Consolidated Party which is located outside of the United States, (ii) any leased real Property of such Consolidated Party,
    (iii) any owned real Property of such Consolidated Party which has a net book value of less than $500,000, provided that the aggregate net book value of all real Property of all of the Credit Parties excluded pursuant to this clause (iii) shall not exceed $2,000,000, (iv) any leased personal Property of such Consolidated Party, (v) any personal Property of such Credit Party (including, without limitation, motor vehicles) in respect of which perfection of a Lien is not either (A) governed by the Uniform Commercial Code or (B) effected by appropriate evidence of the Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office and (vi) any Property of such Consolidated Party which, subject to the terms of Section 8.11 and Section 8.14, is subject to a Lien of the type described in clause (vii) of the definition of "Permitted Liens" set forth in Section 1.1 pursuant to documents which prohibit such Consolidated Party from granting any other Liens in such Property.

        "Existing Credit Agreement" shall have the meaning assigned to such term in the recitals hereto.

        "Existing Letters of Credit" means the letters of credit described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on Schedule 2.2(a).

        "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Agent.

        "Fixed Charge Coverage Ratio" means, as of the end of each fiscal quarter of the Consolidated Parties for the four quarter period ending on such date, the ratio of (a) Consolidated EBITDAR for the applicable period minus Consolidated Cash Taxes for the applicable period to (b) the sum of
    (i) Consolidated Interest Expense for the applicable period plus (ii) Consolidated Scheduled Funded Debt Payments for the applicable period plus
    (iii) Consolidated Rent Expense for the applicable period.

        "Foreign Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is not a Domestic Subsidiary of such Person.

        "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

        "Funded Debt" means, without duplication, the sum of (a) all Indebtedness of the Borrower and its Subsidiaries for borrowed money, (b) all purchase money Indebtedness of the Borrower and its Subsidiaries, (c)
    the principal portion of all obligations of the Borrower and its Subsidiaries under Capital Leases, (d) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (other than letters of credit supporting trade payables in the ordinary course of business), whether or not drawn, and banker's acceptances issued for the account of such Person (it being understood that, to the extent an undrawn letter of credit supports another obligation consisting of Indebtedness, in calculating aggregated Indebtedness only such other obligation shall be included), (e) all Guaranty Obligations of the Borrower and its Subsidiaries with respect to Funded Debt of another Person, (f) all Funded Debt of another entity secured by a Lien on any property of the Borrower and its Subsidiaries whether or not such Funded Debt has been assumed by the Borrower or any of its Subsidiaries, (g) all Funded Debt of any partnership or unincorporated joint venture to the extent the Borrower or one of its Subsidiaries is legally obligated, net of any assets of such partnership or joint venture, (h) the principal balance outstanding under any Synthetic Lease and (i) the aggregate amount of Governmental Reimbursement Program Costs (exclusive of, with respect to the determination of Funded Debt in any period, the portion of Governmental Reimbursement Program Costs paid in such period).

        "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to Section 1.3.

        "Governmental  Authority" means any Federal, state, local, provincial or
    foreign  court  or  governmental  agency,   authority,   instrumentality  or
    regulatory body.

        "Governmental Reimbursement Program Cost" means with respect to and payable by the Borrower and its Subsidiaries the sum of:

            (i) all amounts (including punitive and other similar amounts) agreed to be paid or payable (a) in settlement of claims or (b) as a result of a final, non-appealable judgment, award or similar order, in each case, relating to participation in Medical Reimbursement Programs;

            (ii) all final, non-appealable fines, penalties, forfeitures or other amounts rendered pursuant to criminal indictments or other criminal proceedings relating to participation in Medical Reimbursement Programs; and

            (iii) the amount of final, non-appealable recovery, damages, awards, penalties, forfeitures or similar amounts rendered in any litigation, suit, arbitration, investigation or other legal or administrative proceeding of any kind relating to participation in Medical Reimbursement Programs.

        "Guarantor" means each of the Persons identified as a "Guarantor" on the signature pages hereto and each Person which may hereafter execute a Joinder Agreement pursuant to Section 7.12, together with their successors and permitted assigns, and "Guarantor" means any one of them.

        "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements but excluding obligations to provide funding for partnerships and joint ventures) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount of the Indebtedness in respect of which such Guaranty Obligation is made.

        "Hazardous Materials" means any substance, material or waste defined or regulated in or under any Environmental Laws.

        "HCFA" means the United States Health Care Financing Administration and any successor thereto, including the Centers for Medicare and Medicaid Services.

        "Hedging Agreements" means any interest rate protection agreement or foreign currency exchange agreement.

        "Indebtedness"  means, with respect to any Person,  without duplication,
    (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person,
    (h) the implied principal component of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements,
    (j) the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration (other than as a result of a Change of Control or an Asset Disposition that does not in fact result in a redemption of such preferred Capital Stock) at any time prior to the Maturity Date, (l) the principal portion of all obligations of such Person under Synthetic Leases,
    (m) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares, (n) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer and (o) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP.

        "Interest Payment Date" means (a) as to Base Rate Loans, the last day of each month and the Maturity Date, (b) as to Eurodollar Loans, the last day of each applicable Interest Period and the Maturity Date and in addition where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also on the date three months from the beginning of the Interest Period and each three months thereafter and (c) with respect to any Swingline Loan, the date such Loan is required to be repaid and the Maturity Date.

        "Interest Period" means, as to Eurodollar Loans, a period of one week, one month, two months', three months' or six months' duration, as the Borrower may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (b) no Interest Period shall extend beyond the Maturity Date, (c) with regard to the Tranche A Term Loans, no Interest Period shall extend beyond any Principal Amortization Payment Date unless the portion of Tranche A Term Loans comprised of Base Rate Loans together with the portion of Tranche A Term Loans comprised of Eurodollar Loans with Interest Periods expiring prior to the date such Principal Amortization Payment is due, is at least equal to the amount of such Principal Amortization Payment due on such date,
    (d) with regard to the Tranche B Term Loans, no Interest Period shall extend beyond any Principal Amortization Payment Date unless the portion of Tranche B Term Loans comprised of Base Rate Loans together with the portion of Tranche B Term Loans comprised of Eurodollar Loans with Interest Periods expiring prior to the date such Principal Amortization Payment is due, is at least equal to the amount of such Principal Amortization Payment due on such date and (e) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

        "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets comprising all or substantially all of the assets of any Person or of a division or business unit of a Person (other than equipment, inventory and supplies in the ordinary course of business and other than any acquisition of assets constituting a Consolidated Capital Expenditure), Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment inventory and supplies in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, but excluding any Restricted Payment to such Person.

        "Involuntary Disposition" shall have the meaning assigned to such term in Section 7.6(b).

        "Issuing Lender" means Bank of America, N.A., and its successors in such capacity as provided in Section 11.3(h).

        "Issuing  Lender  Fees" shall have the meaning  assigned to such term in
    Section 3.5(b)(ii).

        "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit 7.12.

        "Lender" means any of the Persons identified as a "Lender" on the signature pages hereto, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

        "Letter of Credit" means (i) any letter of credit issued by the Issuing Lender for the account of any Credit Party in accordance with the terms of
    Section 2.2 and (ii) any Existing Letter of Credit, as such Letter of Credit or Existing Letter of Credit may be amended, modified, extended, renewed or replaced.

        "Letter of Credit Fee" shall have the  meaning  assigned to such term in
    Section 3.5(b)(i).

        "Leverage Ratio" means, as of the end of any fiscal quarter of the Consolidated Parties for the four fiscal quarter period ending on such date with respect to the Consolidated Parties on a consolidated basis, the ratio of (a) Funded Debt of the Consolidated Parties on a consolidated basis on the last day of such period to (b) Consolidated EBITDA for such period.

        "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof.

        "Loan" or "Loans" means the Revolving Loans, the Tranche A Term Loans and/or the Tranche B Term Loans (or a portion of any Revolving Loan, any Tranche A Term Loan or Tranche B Term Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar Loan) and/or the Swingline Loans (or any Swingline Loan bearing interest at the Adjusted Base Rate and referred to as a Base Rate
    Loan), individually or collectively, as appropriate.

        "LOC Commitment" means the commitment of the Issuing Lender to issue Letters of Credit in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

        "LOC Committed  Amount" shall have the meaning  assigned to such term in
    Section 2.2.

        "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk of (b) any collateral security for such obligations.

        "LOC Obligations" means, at any time, the sum of (a) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (b) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed by the Borrower.

        "London Interbank Offered Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) in each case determined by the Agent to be equal to:

            (i) the offered rate that appears on the Dow Jones Telerate Screen Page 3750 (or any successor page) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of the applicable Interest Period) for a term equivalent to the applicable Interest Period at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period; or

            (ii) if for any reason the foregoing rate in clause (i) is unavailable or undeterminable, the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of the applicable Interest Period) for a term equivalent to the applicable Interest Period at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period; or

            (iii) if for any reason the foregoing rates in clauses (i) and (ii) are unavailable or undeterminable, the rate of interest at which deposits in Dollars for delivery on the first day of the applicable Interest Period in same day funds in the approximate amount of the applicable Eurodollar Loan for a term equivalent to the applicable Interest Period would be offered by the London branch of Bank of America to major banks in the London interbank Dollar market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period.

        "Material Adverse Effect" means a material adverse effect on (a) the operations, condition (financial or otherwise) or business of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower, individually, or the Credit Parties, taken as a whole, to perform its or their obligations, when such obligations are required to be performed, under this Credit Agreement or any of the other Credit Documents, or (c) the validity or enforceability of this Credit Agreement, any of the other Credit Documents, or the rights and remedies of the Lenders hereunder or thereunder taken as a whole.

        "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

        "Maturity Date" means (i) as to the Revolving Loans and Letters of Credit (and the related LOC Obligations), the Swingline Loans and the Tranche A Term Loan, July 20, 2006 and (ii) as to the Tranche B Term Loan, July 20, 2007.

        "Medicaid" means that means-tested entitlement program under Title XIX of the Social Security Act that provides federal grants to states for medical assistance based on specific eligibility criteria. (Social Security Act of 1965, Title XIX, P.L. 89-87, as amended; 42 U.S.C. 1396 et seq.).

        "Medicaid Regulations" means, collectively, (i) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (ii) above, in each case as may be amended, supplemented or otherwise modified from time to time.

        "Medical Reimbursement Programs" means the Medicare, Medicaid and CHAMPUS programs and any other health care program operated by or financed in whole or in part by any federal, state or local government.

        "Medicare" means that government-sponsored entitlement program under Title XVIII of the Social Security Act that provides for a health insurance system for eligible elderly and disabled individuals. (Social Security Act of 1965, Title XVIII, P.L. 89-87 as amended; 42 U.S.C. 1395 et seq.).

        "Medicare Regulations" means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including, without limitation, the Department of Health and Human Services ("HHS"), HCFA, the Office of the Inspector General for HHS, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

        "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

        "Multiemployer Plan" means a Plan covered by Title IV of ERISA which is a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA.

        "Multiple Employer Plan" means a Plan covered by Title IV of ERISA, other than a Multiemployer Plan, with respect to which any Credit Party or any of its Subsidiaries or any ERISA Affiliate and at least one employer other than a Credit Party or any of its Subsidiaries or any ERISA Affiliate are contributing sponsors.

        "Net Cash Proceeds" means the aggregate proceeds paid in cash or Cash Equivalents received by any Consolidated Party in respect of any Asset Disposition, Equity Issuance, Debt Issuance or Involuntary Disposition, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any such Consolidated Party in any Asset Disposition, Equity Issuance, Debt Issuance or Involuntary Disposition.

        "Note" or "Notes" means the Revolving Loan Notes, the Tranche A Term Notes, and the Tranche B Term Notes, if any, individually or collectively, as appropriate.

        "Notice of Borrowing" means a request by the Borrower for a Revolving Loan, in the form of Exhibit 2.1(b).

        "Notice of Extension/Conversion" means the written notice of extension or conversion in substantially the form of Exhibit 3.2, as required by
    Section 3.2.

        "Operating Lease" means, as to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as an operating lease.

        "Participation Interest" means a purchase by a Lender of a participation in Letters of Credit or LOC Obligations as provided in Section 2.2, in Swingline Loans as provided in Section 2.3 or in any Loans as provided in
    Section 3.14.

        "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

        "Permitted Acquisition" shall mean an Acquisition by the Borrower or any Subsidiary of the Borrower, provided that (a) the capital stock or property acquired in such Acquisition relates to a line of business similar to the business of the Borrower and its Subsidiaries engaged in on the Closing Date or a reasonable extension or expansion thereof or a business ancillary thereto; (b) in the case of an Acquisition of the capital stock of another Person, (i) the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition and (ii) such Person shall become a wholly-owned direct or indirect Subsidiary of the Borrower (c) if the aggregate consideration for such Acquisition, exceeds $25,000,000, the Borrower shall have delivered to the Agent, not less than 10 days prior to the consummation of such Acquisition, a pro forma certificate of a Responsible Officer demonstrating that, upon giving effect to such Acquisition on a pro forma basis as though it had occurred on the first day of the relevant calculation period, the Borrower shall be in compliance with all of the covenants set forth in Section 7.11; (d) the representations and warranties made by the Borrower herein shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date and no Default or Event of Default exists as of the date of such Acquisition (after giving effect thereto) and (e) the aggregate consideration (including cash and non-cash consideration and any assumption of Indebtedness) for all Acquisitions occurring after the Closing Date shall not exceed $100,000,000 during any fiscal year.

        "Permitted Asset Disposition" means (i) any Asset Disposition permitted by Section 8.5 and (ii) any Excluded Asset Disposition.

        "Permitted Investments" means Investments which are (a) cash or Cash Equivalents, (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) inventory, raw materials and general intangibles acquired in the ordinary course of business, (d) Investments by one Credit Party in another Credit Party; (e) Investments in notes receivables and loans to directors, officers or employees of a Credit Party in the ordinary course of business for reasonable business expenses, not to exceed $2,000,000 in the aggregate, at any one time outstanding, (f) Investments in Capital Expenditures, (g) Permitted Acquisitions, (h) Investments existing on the date hereof and set forth on Schedule 1.1(a), and (i) other
    Investments not to exceed $10,000,000, in the aggregate, at any one time outstanding.

        "Permitted Liens" means:

            (i) Liens in favor of the Agent to secure the Credit Party Obligations;

            (ii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

            (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

            (iv) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any Consolidated Party in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

            (v) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

            (vi) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use or value of the encumbered Property for its intended purposes;

            (vii) Liens on Property of any Person securing purchase money Indebtedness (including Capital Leases and Synthetic Leases) of such
        Person permitted under Section 8.1(c), provided that any such Lien attaches to such Property concurrently with or within 90 days after the acquisition thereof;

            (viii) leases or subleases granted to others not interfering in any material respect with the business of any Consolidated Party;

            (ix) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

            (x) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.6;

            (xi) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

            (xii) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

            (xiii) Liens of sellers of goods to the Borrower and any of its Subsidiaries arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

            (xiv) Liens existing on any Property prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be,
        (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and

            (xv) Liens existing as of the Closing Date and set forth on Schedule 1.1(b); provided that (a) no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Closing Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced.

        "Person"  means  any  individual,   partnership,  joint  venture,  firm,
    corporation,   limited  liability  company,  association,   trust  or  other
    enterprise (whether or not incorporated), or any Governmental Authority.

        "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I (other than Subtitle A or Part 1 of Subtitle B thereof) or Title IV of ERISA and with respect to which any Credit Party or any of its Subsidiaries or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

        "Pledge Agreement" means the pledge agreement dated as of the Closing Date in the form of Exhibit 1.1(a) to be executed in favor of the Agent by each of the Credit Parties, as amended, modified, restated or supplemented from time to time.

        "Prime Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

        "Principal Amortization Payment" means a principal payment on the Tranche A Term Loans as set forth in Section 2.4(d) or on the Tranche B Term Loans as set forth in Section 2.5(d).

        "Principal Amortization Payment Date" means the date a Principal Amortization Payment is due.

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

        "Qui Tam Litigation" means that certain qui tam litigation filed on behalf of the United States of America against the Borrower, which, as of the Closing Date, is being investigated by the United States Attorney's Office in Los Angeles, California, as such litigation is further described in Schedule 6.9.

        "Register" shall have the meaning assigned to such term in Section 11.3(c).

        "Regulation T, U, or X" means Regulation T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

        "Rental Equipment" means all medical equipment rented to patients for use in their homes or held by the Borrower and its Subsidiaries for such use and any other rental equipment required in accordance with GAAP to be stated as such on the consolidated balance sheet of the Borrower.

        "Reportable Event" means a "reportable event" as defined in Section 4043 of ERISA with respect to which the notice requirements to the PBGC have not been waived.

        "Required Lenders" means, at any time, Lenders (other than Defaulting Lenders) holding in the aggregate more than 50 percent (50%) of (i) the Revolving Commitments (and Participation Interests therein), the outstanding Tranche A Term Loans (and Participation Interests therein) and the outstanding Tranche B Term Loans (and Participation Interests therein) or
    (ii) if the Revolving Commitments have been terminated, the outstanding Loans, LOC Obligations and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit and the Participation Interests of the Swingline Lender in any Swingline Loans).

        "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

        "Responsible Officer" means the Chief Executive Officer, President and Chief Operating Officer and Executive Vice President and Chief Financial Officer (or principal accounting and finance officer) or other duly authorized officer.

        "Restricted Payment" means (i) any dividend or other payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding (including without limitation any payment in connection with any dissolution, merger, consolidation or disposition involving any Consolidated Party), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding (other than dividends or distributions payable in Capital Stock of the applicable Person or to any Credit Party (directly or indirectly through Subsidiaries)), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding.

        "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender (i) to make Revolving Loans in accordance with the provisions of Section 2.1(a), (ii) to purchase Participation Interests in Letters of Credit in accordance with the provisions of Section 2.2(c) and
    (iii) to purchase Participation Interests in the Swingline Loans in accordance with the provisions of Section 2.3, in an aggregate principal amount not to exceed such Lender's Revolving Committed Amount.

        "Revolving Committed Amount" means (i) with regard to the Lenders collectively, the aggregate maximum amount of Revolving Loans as may be reduced from time to time as provided in Section 3.4 and (ii) with regard to each Lender, the amount of such Lender's Revolving Commitment, as such amount may be reduced from time to time as provided in Section 3.4. The initial Revolving Committed Amount of each Lender is set forth on Schedule 2.1(a).

        "Revolving Loan Commitment Percentage" means, for each Lender, the percentage identified as its Revolving Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

        "Revolving Loans" means the Revolving Loans made to the Borrower pursuant to Section 2.1.

        "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of Exhibit 2.1(e).

        "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

        "Sale and Leaseback Transaction" means any arrangement pursuant to which any Consolidated Party, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (a) which such Consolidated Party has sold or transferred (or is to sell or transfer) to a Person which is not a Consolidated Party or (b) which such Consolidated Party intends to use for substantially the same purpose as any other Property which has been sold or transferred (or is to be sold or transferred) by such Consolidated Party to another Person which is not a Consolidated Party in connection with such lease.

        "Securities Act" means the Securities Act of 1933, as amended, and all regulations issued pursuant thereto.

        "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and all regulations issued pursuant thereto.

        "Security Agreement" means the security agreement dated as of the Closing Date in the form of Exhibit 1.1(b) to be executed in favor of the Agent by each of the Credit Parties, as amended, modified, restated or supplemented from time to time.

        "Senior   Subordinated   Notes"  means  those   certain  9  1/2%  Senior
    Subordinated Notes due November 1, 2002.

        "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

        "Social Security Act" means the Social Security Act as set forth in Title 42 of the United States Code, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Social Security Act shall be construed also to refer to any successor sections.

        "Stark I and II" means Section 1877 of the Social Security Act as set forth at Section 1395nn of Title 42 of the United States Code, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time.

        "Subordinated Indebtedness" means up to $200,000,000 of Indebtedness of the Borrower (a) having a maturity of not less than 7 years, (b) no scheduled amortization and (c) containing other terms, including subordination provisions, reasonably acceptable to the Administrative Agent and the Required Lenders.

        "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, (b) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time or (c) any other entity whose financial information is consolidated with the Borrower's financial statements in accordance with GAAP.

        "Swingline  Commitment"  means the commitment of the Swingline Lender to
    make  Swingline  Loans  in  an  aggregate   principal  amount  at  any  time
    outstanding of up to the Swingline Committed Amount.

        "Swingline Committed Amount" shall have the meaning assigned to such term in Section 2.3(a).

        "Swingline Lender" means Bank of America, N.A.

        "Swingline Loan" shall have the meaning assigned to such term in Section 2.3(a).

        "Synthetic Lease" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease under GAAP.

        "Taxes" shall have the meaning assigned to such term in Section 3.11(a).

        "Tranche A Term Loan"  shall have the  meaning  assigned to such term in
    Section 2.4(a).

        "Tranche A Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche A Term Loan in a principal amount equal to such Lender's Tranche A Term Loan Committed Amount.

        "Tranche A Term Loan Committed Amount" means (i) with regard to the Lenders collectively, the aggregate amount of the Tranche A Term Loan, as referenced in Section 2.4(a) and (ii) with regard to each Lender, the amount of such Lender's Tranche A Term Loan Commitment, as set forth on Schedule 2.1(a).

        "Tranche A Term Loan Percentage" means, for any Lender, the percentage identified as its Tranche A Term Loan Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

        "Tranche A Term Note" or "Tranche A Term Notes" means the promissory notes of the Borrower in favor of each Lender provided pursuant to Section 2.4(f) and evidencing the Tranche A Term Loans of such Lender, individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

        "Tranche B Term Loan"  shall have the  meaning  assigned to such term in
    Section 2.5(a). "Tranche B Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche B Term Loan in a principal amount equal to such Lender's Tranche B Term Loan Committed Amount. "Tranche B Term Loan Committed Amount" means (i) with regard to the Lenders collectively, the aggregate amount of the Tranche B Term Loan, as referenced in Section 2.5(a), and (ii) with regard to each Lender, the amount of such Lender's Tranche B Term Loan Commitment, as set forth on Schedule 2.1(a). "Tranche B Term Loan Percentage" means, for any Lender, the percentage identified as its Tranche B Term Loan Percentage on
    Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3. "Tranche B Term Note" or "Tranche B Term Notes" means the promissory notes of the Borrower in favor of each Lender provided pursuant to Section 2.5(f) and evidencing the Tranche B Term Loans of such Lender, individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

        "Unused Revolving Committed Amount" means, for any period, the amount by which (a) the then applicable Revolving Committed Amount exceeds (b) the daily average sum for such period of (i) the outstanding aggregate principal amount of all Revolving Loans (but not including any Swingline Loans) plus
    (ii) the outstanding aggregate principal amount of all LOC Obligations.

        "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

        "Wholly Owned Subsidiary" means any Person 100% of whose Voting Stock is at the time owned by the Borrower directly or indirectly through other Persons 100% of whose Voting Stock is at the time owned, directly or indirectly, by the Borrower.

    1.2 COMPUTATION OF TIME PERIODS AND OTHER DEFINITIONAL PROVISIONS.
    ------------------------------------------------------------------

    For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." References in this Credit Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Credit Agreement unless otherwise specifically provided.

    1.3 ACCOUNTING TERMS.
    ---------------------

    Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1; provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) either the Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements (or after the Lenders have been informed of the change in GAAP affecting such financial statements, if later, and the impact of such change), then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.


                                    SECTION 2

                                CREDIT FACILITIES
                                -----------------

    2.1 REVOLVING LOANS.
    --------------------

        (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Revolving Commitment Percentage of revolving credit loans requested by the Borrower in Dollars ("Revolving Loans") from time to time from the Closing Date until the Maturity Date, or such earlier date as the Revolving
    Commitments shall have been terminated as provided herein; provided, however, that the sum of the aggregate outstanding principal amount of Revolving Loans shall not exceed ONE HUNDRED MILLION DOLLARS ($100,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4, the "Revolving Committed Amount"); provided, further, (A) with regard to each Lender individually, such Lender's outstanding Revolving Loans shall not exceed such Lender's Revolving Committed Amount, and (B) the sum of the aggregate outstanding principal amount of Revolving Loans plus LOC Obligations plus Swingline Loans shall not exceed the aggregate Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than 8 Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period). Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

        (b) Revolving Loan Borrowings.

            (i) Notice of Borrowing. The Borrower shall request a Revolving Loan borrowing by written notice (or telephonic notice promptly confirmed with a written Notice of Borrowing) to the Agent not later than 2:00 P.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested,
        (B) the date of the requested borrowing (which shall be a Business Day),
        (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing (a "Notice of Borrowing") is attached as Exhibit 2.1(b). If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each affected Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

            (ii) Minimum Amounts. Each Eurodollar Loan or Base Rate Loan that is a Revolving Loan shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

            (iii) Advances. Each Lender will make its Revolving Commitment Percentage of each Revolving Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.15(a), or in such other manner as the Agent may specify in writing, by 2:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

        (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.

        (d) Interest. Subject to the provisions of Section 3.1,

            (i) Base Rate Loans. During such periods as Revolving Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

            (ii) Eurodollar Loans. During such periods as Revolving Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

    Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

        (e) Revolving Notes. The Revolving Loans made by each Lender may, upon the request of a Lender, be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender's Revolving Commitment Percentage of the Revolving Committed Amount and in substantially the form of Exhibit 2.1(e).

    2.2 LETTER OF CREDIT SUBFACILITY.
    ---------------------------------

        (a) Issuance. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Issuing Lender agrees to issue, and each Lender with a Revolving Commitment severally agrees to participate in the issuance by the Issuing Lender of, standby Letters of Credit in Dollars from time to time from the Closing Date until the date thirty (30) days prior to the Maturity Date as the Borrower may request, in a form acceptable to the Issuing Lender; provided, however, that
    (i) the LOC Obligations outstanding shall not at any time exceed TWENTY MILLION DOLLARS ($20,000,000) (the "LOC Committed Amount") and (ii) the sum of the aggregate outstanding principal amount of Revolving Loans plus LOC Obligations plus Swingline Loans shall not at any time exceed the aggregate Revolving Committed Amount. No Letter of Credit shall (x) have an original expiry date more than one year from the date of issuance (provided that any such Letter of Credit may contain customary "evergreen" provisions pursuant to which the expiry date is automatically extended by a specific time period unless the Issuing Lender gives notice to the beneficiary of such Letter of Credit at least a specified time period prior to the expiry date then in effect) or (y) as originally issued or as extended, have an expiry date extending beyond the date thirty (30) days prior to the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry dates of each Letter of Credit shall be a Business Day.

        (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender at least five (5) Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, disseminate to each of the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the beneficiary, the face amount and the expiry date, as well as any payment or expirations which may have occurred.

        (c) Participation. Each Lender with a Revolving Commitment, upon issuance of a Letter of Credit (or, in the case of each Existing Letter of Credit, on the Closing Date), shall be deemed to have purchased without recourse a Participation Interest from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Revolving Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume and be obligated to pay to the Issuing Lender and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's Participation Interest in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed by the Borrower as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of clause (d) below. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

        (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in clause (e) below on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Adjusted Base Rate plus 2%. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), and otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a Participation Interest in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

        (e) Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.1(b)(i) with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such Participation Interests in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Revolving Commitment
    Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Issuing Lender, to the extent not paid to the Issuing Lender by the Borrower in accordance with the terms of clause (d) above, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to, if paid within two (2) Business Days of the date of the Revolving Loan advance, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

        (f) Designation of Consolidated Parties as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of any Subsidiary of the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

        (g) Renewal, Extension. The renewal or extension of any Letter of Credit shall, For purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

        (h) Uniform Customs and Practices. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits (the "UCP") or the International Standby Practices 1998 (the "ISP98"), in either case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or the ISP98, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

        (i)    Indemnification;    Nature   of    Issuing    Lender's    Duties.

            (i) In addition to its other obligations under this Section 2.2, the Borrower hereby agrees to pay, and protect, indemnify and save each Lender (including the Issuing Lender) harmless from and against, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of such Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "Government Acts").

            (ii) As between the Borrower and the Lenders (including the Issuing Lender), the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Lender (including the Issuing Lender) shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of such Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

            (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Lender (including the Issuing Lender), under or in connection with any Letter of Credit or the related certificates, if taken or omitted in the absence of gross negligence, willful misconduct or bad faith, shall not put such Lender under any resulting liability to the Borrower or any other Credit Party; provided, that the Issuing Bank shall make payment under a Letter of Credit only in respect of a draft that strictly conforms to the requirements thereof. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify each Lender (including the Issuing Lender) against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. No Lender (including the Issuing Lender) shall, in any way, be liable for any failure by such Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of such Lender.

            (iv) Nothing in this clause (i) is intended to limit the reimbursement obligations of the Borrower contained in clause (d) above. The obligations of the Borrower under this clause (i) shall survive the termination of this Credit Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Lenders (including the Issuing Lender) to enforce any right, power or benefit under this Credit Agreement.

            (v) Notwithstanding anything to the contrary contained in this clause (i), the Borrower shall have no obligation to indemnify any Lender (including the Issuing Lender) in respect of any liability incurred by such Lender (A) arising solely out of the gross negligence or willful misconduct of such Lender, as determined by a court of competent jurisdiction, or (B) caused by such Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

        (j) Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.2 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.2 in the event that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

        (k) Conflict with LOC Documents. In the event of any conflict between this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

    2.3  SWINGLINE LOANS.
    ---------------------

        (a) Swingline Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties herein set forth, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") from time to time from the Closing Date until the Maturity Date for the purposes hereinafter set forth; provided, however, (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed TWENTY MILLION DOLLARS ($20,000,000) (the "Swingline Committed Amount"), and (ii) the sum of the aggregate principal amount of Revolving Loans outstanding plus LOC Obligations plus obligations in respect of Swingline Loans outstanding at any time shall not exceed the aggregate Revolving Committed Amount. Swingline Loans hereunder shall be made as a Base Rate Loan in accordance with the provisions of this Section 2.3, and may be repaid and reborrowed in accordance with the provisions hereof.

        (b) Swingline Loan Advances.

            (i) Notices; Disbursement. Whenever the Borrower desires a Swingline Loan advance hereunder, the Borrower shall give written notice (or telephone notice promptly confirmed in writing) to the Swingline Lender not later than 2:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance
        (which shall be a Business Day) and (C) the principal amount of the Swingline Loan advance requested. Each Swingline Loan shall be made as a Base Rate Loan and shall have such maturity date as set forth in clause
        (iii) below. The Swingline Lender shall make each Swingline Loan available to the Borrower by 3:00 P.M., (Charlotte, North Carolina time), on the Business Day of the requested Borrowing. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the Borrower by 3:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing.

            (ii) Minimum Amount. Each Swingline Loan shall be in a minimum principal amount of $100,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

            (iii) Repayment of Swingline Loans. The principal amount of all Swingline Loans shall be due and payable on the earlier of (A) a date that is seven (7) Business Days from the date of advance thereof or (B) the Maturity Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be deemed to have been given one Business Day prior to the Maturity Date and on the date of the occurrence of any Event of Default described in Section
        9.1 and upon acceleration of the Indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in
        Section 5.2 are then satisfied, (iii) whether a Default or Event of Default then exists, (iv) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder,
        (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder of (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Revolving Loan Commitment Percentage of the Revolving Committed Amount, provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender in accordance with the terms of subsection (c)(ii) hereof, interest on the principal amount of participation purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to the Federal Funds Rate.

        (c) Interest on Swingline Loans.

            (i) Subject to the provisions of Section 3.1, each Swingline Loan shall bear interest at the rate per annum equal to the Adjusted Base Rate in accordance with the provisions of Section 2.3(b).

            (ii) Interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

    2.4  TRANCHE A TERM LOAN.
    -------------------------

        (a) Tranche A Term Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein each Lender severally agrees to make available to the Borrower on the Closing Date such Lender's Tranche A Term Loan Percentage of a term loan in Dollars (the "Tranche A Term Loan") in the aggregate principal amount of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000) (the "Tranche A Term Loan Committed Amount"). The Tranche A Term Loan may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than 5 Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof,
    Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period). Amounts repaid on the Tranche A Term Loan may not be reborrowed.

        (b) Borrowing Procedures. The Borrower shall submit an appropriate Notice of Borrowing to the Agent not later than 2:00 P.M. (Charlotte, North Carolina time) on the Business Day prior to the Closing Date, with respect to the portion of the Tranche A Term Loan initially consisting of a Base Rate Loan, or on the third Business Day prior to the Closing Date, with respect to the portion of the Tranche A Term Loan initially consisting of one or more Eurodollar Loans. Such Notice of Borrowing shall be irrevocable and shall specify (i) that the funding of a Tranche A Term Loan is requested and (ii) whether the funding of the Tranche A Term Loan shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to deliver such Notice of Borrowing to the Agent by 2:00 P.M. (Charlotte, North Carolina time) on the third Business Day prior to the Closing Date, then the full amount of the Tranche A Term Loan shall be disbursed on the Closing Date as a Base Rate Loan. Each Lender shall make its Tranche A Term Loan Percentage of the Tranche A Term Loan available to the Agent for the account of the Borrower at the office of the Agent specified in Schedule 2.1(a), or at such other office as the Agent may designate in writing, by 2:00 P.M. (Charlotte, North Carolina time) on the Closing Date in Dollars and in funds immediately available to the Agent.

        (c) Minimum Amounts. Each Eurodollar Loan or Base Rate Loan that is part of the Tranche A Term Loan shall be in an aggregate principal amount that is not less than $1,000,000 and integral multiples of $500,000 (or the then remaining principal balance of the Tranche A Term Loan, if less).

        (d)  Repayment  of  Tranche A Term  Loan.  The  principal  amount of the
    Tranche A Term Loan shall be repaid in consecutive quarterly installments, as set forth below, payable on the last Business Day of each calendar quarter, commencing with the quarter ending December 31, 2001, and on the Maturity Date, unless accelerated sooner pursuant to Section 9.2:

                   Quarter Ending                       Installment Amount
                   --------------                       ------------------

                  December 31, 2001                         $5,500,000
                   March 31, 2002                           $5,500,000
                    June 30, 2002                           $5,500,000
                 September 30, 2002                         $5,500,000
                  December 31, 2002                         $6,000,000
                   March 31, 2003                           $6,000,000
                    June 30, 2003                           $6,000,000
                 September 30, 2003                         $6,000,000
                  December 31, 2003                         $6,000,000
                   March 31, 2004                           $6,000,000
                    June 30, 2004                           $6,000,000
                 September 30, 2004                         $6,000,000
                  December 31, 2004                         $6,750,000
                   March 31, 2005                           $6,750,000
                    June 30, 2005                           $6,750,000
                 September 30, 2005                         $6,750,000
                  December 31, 2005                         $7,000,000
                   March 31, 2006                           $7,000,000
                    June 30, 2006                           $7,000,000
                    Maturity Date                           $7,000,000

        (e) Interest. Subject to the provisions of Section 3.1, the Tranche A Term Loan shall bear interest at a per annum rate equal to:

            (i) Base Rate Loans. During such periods as the Tranche A Term Loan shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

            (ii) Eurodollar Loans. During such periods as the Tranche A Term Loan shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

    Interest on the Tranche A Term Loan shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

        (f) Tranche A Term Notes. The portion of the Tranche A Term Loan made by each Lender may, upon the request of a Lender, be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender's Tranche A Term Loan Percentage of the Tranche A Term Loan and substantially in the form of Exhibit 2.4(f).

        2.5 TRANCHE B TERM LOAN.
        ------------------------

        (a) Tranche B Term Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower on the Closing Date such Lender's Tranche B Term Loan Percentage of a term loan in Dollars (the "Tranche B Term Loan") in the aggregate principal amount of ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000) (the "Tranche B Term Loan Committed Amount"). The Tranche B Term Loan may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than 5 Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period). Amounts repaid on the Tranche B Term Loan may not be reborrowed.

        (b) Borrowing Procedures. The Borrower shall submit an appropriate Notice of Borrowing to the Agent not later than 2:00 P.M. (Charlotte, North Carolina time) on the Business Day prior to the Closing Date, with respect to the portion of the Tranche B Term Loan initially consisting of a Base Rate Loan, or on the third Business Day prior to the Closing Date, with respect to the portion of the Tranche B Term Loan initially consisting of one or more Eurodollar Loans. Such Notice of Borrowing shall be irrevocable and shall specify (i) that the funding of a Tranche B Term Loan is requested and (ii) whether the funding of the Tranche B Term Loan shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to deliver such Notice of Borrowing to the Agent by 2:00 P.M. (Charlotte, North Carolina time) on the third Business Day prior to the Closing Date, then the full amount of the Tranche B Term Loan shall be disbursed on the Closing Date as a Base Rate Loan. Each Lender shall make its Tranche B Term Loan Percentage of the Tranche B Term Loan available to the Agent for the account of the Borrower at the office of the Agent specified in Schedule 2.1(a), or at such other office as the Agent may designate in writing, by 2:00 P.M. (Charlotte, North Carolina time) on the Closing Date in Dollars and in funds immediately available to the Agent.

        (c) Minimum Amounts. Each Eurodollar Loan or Base Rate Loan that is part of the Tranche B Term Loan shall be in an aggregate principal amount that is not less than $5,000,000 and integral multiples of $1,000,000 (or the then remaining principal balance of the Tranche B Term Loan, if less).

        (d) Repayment of Tranche B Term Loan. The principal amount of the Tranche B Term Loan shall be repaid in (i) twenty (20) consecutive quarterly installments of $437,500, payable on the last Business Day of each calendar quarter, commencing with the quarter ending December 31, 2001 and (ii) four
    (4) consecutive installments of $41,562,500, payable on the last Business Day of each calendar quarter, commencing with the quarter ending December 31, 2006, and on the Maturity Date, unless accelerated sooner pursuant to
    Section 9.2.

        (e) Interest. Subject to the provisions of Section 3.1, the Tranche B Term Loan shall bear interest at a per annum rate equal to:

            (i) Base Rate Loans. During such periods as the Tranche B Term Loan shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

            (ii) Eurodollar Loans. During such periods as the Tranche B Term Loan shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

    Interest on the Tranche B Term Loan shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

        (f) Tranche B Term Notes. The portion of the Tranche B Term Loan made by each Lender may, upon the request of a Lender, be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender's Tranche B Term Loan Percentage of the Tranche B Term Loan and substantially in the form of Exhibit 2.5(f).


                                    SECTION 3

                     GENERAL PROVISIONS APPLICABLE TO LOANS
                     --------------------------------------

    3.1 DEFAULT RATE.
    -----------------

    Upon the occurrence, and during the continuance, of an Event of Default, at the election of the Required Lenders, (i) the principal of and, to the extent permitted by law, overdue interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Adjusted Base Rate plus 2%) and (ii) the Letter of Credit Fee shall accrue at a per annum rate 2% greater than the rate which would otherwise be applicable.

    3.2 EXTENSION AND CONVERSION.
    -----------------------------

    The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as provided in Section 3.8, Eurodollar Loans may be converted into Base Rate Loans or extended as Eurodollar Loans for new Interest Periods only on the last day of the Interest Period applicable thereto, (ii) without the consent of the Required Lenders, Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Event of Default has occurred and is continuing on the date of extension or conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in, with respect to Revolving Loans, Section 2.1(b)(ii), with respect to the Tranche A Term Loan, Section 2.4(c), or, with respect to the Tranche B Term Loan, Section 2.5(c), (iv) no more than 18 Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period), (v) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month and (vi) Swingline Loans may not be extended or converted pursuant to this Section 3.2. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephonic notice promptly confirmed in writing) to the office of the Agent specified in Schedule 11.1, or at such other office as the Agent may designate in writing, prior to 2:00 P.M. (Charlotte, North Carolina time) on the Business Day prior to, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable. In the event the Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section 3.2, or any such conversion or extension is not permitted or required by this Credit Agreement, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

    3.3 PREPAYMENTS.
    ----------------

        (a) Voluntary Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that each partial prepayment of Loans (other than Swingline Loans) shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the then remaining principal balance of the Revolving Loans, the Tranche A Term Loan or the Tranche B Term Loan, as applicable, if less). Subject to the foregoing terms, amounts prepaid under this Section 3.3(a) shall be applied as the Borrower may elect; provided that if the Borrower shall fail to specify, voluntary prepayments shall be applied first to Revolving Loans and then ratably to the Tranche A Term Loan and the Tranche B Term Loan (in each case ratably to the remaining Principal Amortization Payments thereof), in each case first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(a) shall be subject to Section 3.12, but otherwise without premium or penalty, and, other than with respect to Revolving Loans, shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

        (b) Mandatory Prepayments.

            (i) (A) Revolving Committed Amount. If at any time, the sum of the aggregate outstanding principal amount of Revolving Loans plus LOC Obligations plus Swingline Loans shall exceed the aggregate Revolving Committed Amount, the Borrower immediately shall prepay the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

                (B) LOC Committed Amount. If at any time, the sum of the aggregate principal amount of LOC Obligations shall exceed the LOC Committed Amount, the Borrower immediately shall cash collateralize the LOC Obligations in an amount sufficient to eliminate such excess.

            (ii)(A) Asset Dispositions. Immediately upon the occurrence of any Asset Disposition Prepayment Event, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Asset Disposition not applied (or caused to be applied) by the Credit Parties during the related Application Period to make Eligible Reinvestments as contemplated by the terms of Section 8.5(f) (such prepayment to be applied as set forth in clause (v) below).

                (B) Casualty and Condemnation Events. Immediately upon the occurrence of any event requiring application of any insurance proceeds to the prepayment of Loans (and cash collateralization of LOC Obligations) pursuant to Section 7.6(b), the Borrower shall prepay the Loans in the amount required by such Section 7.6(b) (such prepayment to be applied as set forth in clause (v) below).

            (iii) Debt Issuances. If the Leverage Ratio, on a pro forma basis before and after giving effect to such Debt Issuance, is equal to or greater than 2.0 to 1.0, immediately upon receipt by any Consolidated Party of proceeds from any Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 50% of the Net Cash Proceeds of such Debt Issuance (such prepayment to be applied as set forth in clause
        (v) below).

            (iv) Equity Issuances. Immediately upon receipt by a Consolidated Party of proceeds from any Equity Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 50% of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause (v) below).

            (v) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 3.3(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 3.3(b)(i)(A), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations, (B) with respect to all amounts prepaid pursuant to Section 3.3(b)(i)(B), to a cash collateral account in respect of LOC Obligations, (C) with respect to all amounts prepaid pursuant to Section 3.3(b)(ii), first pro rata to the Tranche A Term Loan (ratably to the remaining Principal Amortization Payments thereof) and the Tranche B Term Loan (ratably to the remaining Principal Amortization Payments thereof), second (after the Tranche A Term Loan and Tranche B Term Loan have been repaid) to the Revolving Loans and third (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations (with a corresponding reduction in the Revolving Committed Amount in an amount equal to all amounts applied to the Revolving Loans pursuant to this clause (C)) and
        (D) with respect to all amounts prepaid pursuant to Section 3.3(b)(iii) or (iv), pro rata to the Tranche A Term Loan and the Tranche B Term Loan (in each case ratably to the remaining Principal Amortization Payments thereof). Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(b) shall be subject to Section 3.12, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

        3.4 TERMINATION AND REDUCTION OF REVOLVING COMMITTED AMOUNT.
        ------------------------------------------------------------

        (a) Voluntary Reductions. The Borrower may from time to time permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon five Business Days' prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would cause the sum of the aggregate outstanding principal amount of Revolving Loans plus LOC Obligations plus Swingline Loans to exceed the Revolving Committed Amount, unless, concurrently with such termination or reduction, the Revolving Loans are repaid to the extent necessary to eliminate such excess. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrower pursuant to this Section 3.4(a).

        (b) Term Loan Commitments. The Tranche A Term Loan Commitment of each Lender, if any, shall automatically terminate at such time as such Lender shall have made available to the Borrower such Lender's share of the Tranche A Term Loan, and the Tranche B Term Loan Commitment of each Lender, if any, shall automatically terminate at such time as such Lender shall have made available to the Borrower such Lender's share of the Tranche B Term Loan.

        (c) Mandatory Reductions. The Revolving Committed Amount automatically shall be permanently reduced from time to time in accordance with the terms of Section 3.3(b)(v).

        (d) Maturity Date. The Revolving Commitments, the LOC Commitment and the Swingline Commitment shall automatically terminate on the Maturity Date

        (e) General. The Borrower shall pay to the Agent for the account of the Lenders in accordance with the terms of Section 3.5(a), on the date of each termination or reduction of the Revolving Committed Amount, the Commitment Fee accrued through the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced.

    3.5 FEES.
    ---------

        (a) Commitment Fee. In consideration of the Revolving Commitments of the Lenders hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Commitment Fee") on the Unused Revolving Committed Amount computed at a per annum rate for each day during the applicable Commitment Fee Calculation Period (hereinafter defined) at a rate equal to the Applicable Percentage in effect from time to time. The Commitment Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last Business Day of each March, June, September and December (and on any date that the Revolving Committed Amount is reduced and on the Maturity Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Commitment Fee is payable hereunder being herein referred to as an "Commitment Fee Calculation Period"), beginning with the first of such dates to occur after the Closing Date.

        (b) Letter of Credit Fees.

            (i) Letter of Credit Issuance Fee. In consideration of the issuance of Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Letter of Credit Fee") on such Lender's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage. The Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

            (ii) Issuing Lender Fees . In addition to the Letter of Credit Fee payable pursuant to clause (i) above, the Borrower promises to pay to the Agent for the account of the Issuing Lender without sharing by the other Lenders (i) a letter of credit fronting fee of 0.125% on the average daily maximum amount available to be drawn under each Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration (which fronting fee shall be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof)) and (ii) the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit.

        (c) Administrative Fees. The Borrower promises to pay to the Agent, for its own account, for the account of the Issuing Lender and for the account of Banc of America Securities LLC, as applicable, the fees referred to in the Agent's Fee Letter.

    3.6 CAPITAL ADEQUACY.
    ---------------------

    If any Lender has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy in any case occurring after the date hereof, or change after the date hereof in the manner of compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, if such Lender generally is assessing such amounts to its borrowers that are similarly situated with the Borrower, upon notice from such Lender to the Borrower, which notice shall include a calculation of such additional amounts in reasonable detail, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

    3.7 LIMITATION ON EURODOLLAR LOANS.
    -----------------------------------

    If on or prior to the first day of any  Interest  Period for any  Eurodollar
Loan:

        (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

        (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into Base Rate Loans in accordance with the terms of this Credit Agreement.

    3.8 ILLEGALITY.
    ---------------

    Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.10 shall be applicable).

    3.9 REQUIREMENTS OF LAW.
    ------------------------

    If the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, in any case after the date hereof or change after the date hereof in the manner of compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

        (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

        (ii) shall impose, modify, or deem applicable any reserve (including any reserve imposed by the Board of Governors of the Federal Reserve System, special deposit, capital, assessment, or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

        (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Credit Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes with respect to any Eurodollar Loans, then, if such Lender generally is assessing such amounts to its borrowers that are similarly situated with the Borrower, the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 3.9, the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section
3.10 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this
Section 3.9 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder, and reflecting the computation thereof in reasonable detail, which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. The Borrower shall not be required to compensate a Lender pursuant to this Section 3.9 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the change of law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided that, if the change of law giving rise to such increased costs or reductions is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The provisions of this Section 3.9 shall survive repayment of the loans and obligations under the Credit Documents and termination of the Commitments hereunder.

    3.10 TREATMENT OF AFFECTED LOANS.
    ---------------------------------

    If the obligation of any Lender to make any Eurodollar Loan or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 3.7, 3.8 or 3.9 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a Conversion, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.7, 3.8 or 3.9 hereof that gave rise to such Conversion no longer exist:

        (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

        (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 3.7, 3.8 or 3.9 hereof that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments. The provisions of this
Section 3.10 shall survive repayment of the loans and obligations under the Credit Documents and termination of the Commitments hereunder.

    3.11 TAXES.
    -----------

        (a) Any and all payments by any Credit Party to or for the account of any Lender or the Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on net income and franchise taxes imposed, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If any Credit Party shall be required by law to deduct any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Agent,
    (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.11) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made,
    (ii) such Credit Party shall make such deductions, (iii) such Credit Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Credit Party shall furnish to the Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

        (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").

        (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

        (d) Each Lender that is not a United States person under Section 7701(a)(30) of the Code, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form W-8 BEN or W-8 ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces to zero the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and/or (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

        (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.11(a) or 3.11(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

        (f) If any Credit Party is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.11, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

        (g) Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section 3.11 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

    3.12 COMPENSATION.
    ------------------

    Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (excluding loss of anticipated profits) incurred by it as a result of:

        (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.2) on a date other than the last day of the Interest Period for such Loan; or

        (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Section 5 to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Credit Agreement.

With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, Converted or Continued, for the period from the date of such prepayment or of such failure to borrow, Convert or Continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, Convert or Continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (b) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of the Borrower set forth in this Section 3.12 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

    3.13 PRO RATA TREATMENT.
    ------------------------

    Except to the extent otherwise provided herein:

        (a) Loans. Each Loan, each payment or (subject to the terms of Section 3.3) prepayment of principal of any Loan or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Commitment Fees, each payment of the Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans of the applicable type and Participation Interests in Loans of the applicable type and Letters of Credit.

        (b) Advances. No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Agent shall have been notified by any Lender prior to the date of any requested borrowing that such Lender does not intend to make available to the Agent its ratable share of such borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on the date of such borrowing, and the Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and
    (ii) from a Lender at the Federal Funds Rate.

    3.14 SHARING OF PAYMENTS.
    -------------------------

    The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender shall fail to remit to the Agent or any other Lender an amount payable by such Lender to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this
Section 3.14 to share in the benefits of any recovery on such secured claim.

        3.15 PAYMENTS, COMPUTATIONS, ETC.
        ---------------------------------

        (a) Generally. Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent in Dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Agent's office specified in Schedule 2.1(a) not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower or any other Credit Party maintained with the Agent (with notice to the Borrower or such other Credit Party). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Lenders in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.13(a)). The Agent will distribute such payments to such Lenders, if any such payment is received prior to 2:00 P.M. (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

        (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

            FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

            SECOND, to payment of any fees owed to the Agent;

            THIRD, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest;

            FOURTH,  to the payment of the outstanding  principal  amount of the
        Credit   Party    Obligations    (including    the   payment   or   cash
        collateralization of the outstanding LOC Obligations);

            FIFTH, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

            SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

            SEVENTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

    In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FOURTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and
    (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FOURTH", "FIFTH" and "SIXTH" above in the manner provided in this Section 3.15(b).

    3.16 EVIDENCE OF DEBT.
    ----------------------

        (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

        (b) The Agent shall maintain the Register pursuant to Section 11.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from or for the account of any Credit Party and each Lender's share thereof. The Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

        (c) The entries made in the accounts, Register and subaccounts maintained pursuant to clause (b) of this Section 3.16 (and, if consistent with the entries of the Agent, clause (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Credit Parties therein recorded; provided, however, that the failure of any Lender or the Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Credit Parties to repay the Credit Party Obligations owing to such Lender.

    3.17 REPLACEMENT OF AFFECTED LENDERS.
    -------------------------------------

    If any Lender having a Revolving Commitment becomes a Defaulting Lender or otherwise defaults in its Revolving Commitment or if any Lender is owed increased costs under Section 3.6, Section 3.8, Section 3.9, or, or the Borrower is required to make any payments under Section 3.11 to any Lender in excess of those to the other Lenders, the Borrower shall have the right, if no Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Assignee or Eligible Assignees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") reasonably acceptable to the Agent, provided that (i) at the time of any replacement pursuant to this Section 3.17, the Replaced Lender and Replacement Lender shall enter into an Assignment and Acceptance in the form of Exhibit 11.3(b), pursuant to which the Replacement Lender shall acquire at par all of the Commitments and outstanding Loans of, and participation in Letters of Credit and Swingline Loans by, the Replaced Lender and the Replaced Lender shall assign its Commitments, Loans and Participation Interests to the Replacement Lender and (ii) all obligations of the Borrower owing to the Replaced Lender (including, without limitation, such increased costs and excluding those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender. Notwithstanding anything to the contrary contained above, (1) the Lender that acts as the Issuing Lender may not be replaced hereunder at any time that it has Letters of Credit outstanding hereunder unless arrangements satisfactory to the Issuing Lender (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer satisfactory to such Issuing Lender or the depositing of cash collateral into a cash collateral account maintained with the Agent in amounts and pursuant to arrangements satisfactory to such Issuing Lender) have been made with respect to such outstanding Letters of Credit and (2) the Lender that acts as the Agent may not be replaced hereunder except in accordance with the terms of Section 10.9. The Replaced Lender shall be required to deliver for cancellation its applicable Notes, if any, to be canceled on the date of replacement, or if any such Note is lost or unavailable, such other assurances or indemnification therefor as the Borrower may reasonably request.


                                    SECTION 4

                                    GUARANTY
                                    --------

    4.1 THE GUARANTY.
    -----------------

    Each of the Guarantors hereby jointly and severally guarantees to each Lender, each Affiliate of a Lender that enters into a Hedging Agreement, and the Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Credit Party Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

    Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, the obligations of each Guarantor under this Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

    4.2 OBLIGATIONS UNCONDITIONAL.
    ------------------------------

    The obligations of the Guarantors under Section 4.1 are joint and several, absolute, irrevocable and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein or relating thereto, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Credit Party Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 4.2 that the obligations of the Guarantors hereunder shall be absolute, irrevocable and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Section 4 until such time as the Lenders (and any Affiliates of Lenders entering into Hedging Agreements) have been paid in full in respect of all Credit Party Obligations, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements between any Consolidated Party and any Lender, or any Affiliate of a Lender. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute, irrevocable and unconditional as described above and each Guarantor hereby waives any and all defenses that it may now or hereafter have arising out of any of the following or any other event set forth in this Section 4.2:

        (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Credit Party Obligations shall be extended, or such performance or compliance shall be waived;

        (b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement between any Consolidated Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements shall be done or omitted;

        (c) the maturity of any of the Credit Party Obligations shall be accelerated, or any of the Credit Documents or the Credit Party Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement between any Consolidated Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements or relating thereto shall be waived or any other guarantee of any of the Credit Party Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

        (d) any Lien granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Credit Party Obligations shall fail to attach or be perfected;

        (e) any manner of application of Collateral, or proceeds thereof, to any or all of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of the Borrower or any of its Subsidiaries;

        (f) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

        (g) any of the Credit Party Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives promptness, diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement between any Consolidated Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Credit Party Obligations.

    4.3 REINSTATEMENT.
    ------------------

    The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

    4.4 CERTAIN ADDITIONAL WAIVERS.
    -------------------------------

    Without limiting the generality of the provisions of this Section 4, including, without limitation, any other waivers of defenses contained herein, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. ss.ss. 26-7 through 26-9, inclusive, to the extent applicable. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Credit Party Obligations, except through the exercise of rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.6.

    4.5 REMEDIES.
    -------------

    The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, the Credit Party Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Credit Party Obligations from becoming automatically due and payable) as against any other
Person and that, in the event of such declaration (or the Credit Party Obligations being deemed to have become automatically due and payable), the Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section
4.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

    4.6 RIGHTS OF CONTRIBUTION.
    ---------------------------

    The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full of the Guaranteed Obligations, and none of the Guarantors shall exercise any right or remedy under this Section 4.6 against any other Guarantor until payment and satisfaction in full of all of such Guaranteed Obligations. For purposes of this Section 4.6,
(a) "Guaranteed Obligations" shall mean any obligations arising under the other provisions of this Section 4; (b) "Excess Payment" shall mean the amount paid by any Guarantor in excess of its Pro Rata Share of any Guaranteed Obligations; (c) "Pro Rata Share" shall mean, for any Guarantor in respect of any payment of Guaranteed Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Credit Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Credit Parties hereunder) of the Credit Parties; provided, however, that, for purposes of calculating the Pro Rata Shares of the Guarantors in respect of any payment of Guaranteed Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (d) "Contribution Share" shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Credit Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Credit Parties) of the Credit Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.
This Section 4.6 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable law against the Borrower in respect of any payment of Guaranteed Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall be relieved of its obligations pursuant to Section 8.4.

    4.7 GUARANTEE OF PAYMENT; CONTINUING GUARANTEE.
    -----------------------------------------------

    The guarantee in this Section 4 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Credit Party Obligations whenever arising.


                                    SECTION 5

                                   CONDITIONS
                                   ----------

    5.1 CLOSING CONDITIONS.
    -----------------------

    The obligation of the Lenders to enter into this Credit Agreement and to make the initial Loans or the Issuing Lender to issue the initial Letter of Credit, whichever shall occur first, shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lenders):

        (a) Executed Credit Documents. Receipt by the Agent of duly executed copies of (i) this Credit Agreement, (ii) the Collateral Documents, (iii) Agent's Fee Letter and (iv) all other Credit Documents.

        (b)  Corporate  Documents.  Receipt  by  the  Agent  of  the  following:

            (i) Charter Documents. Copies of the articles or certificates of incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

            (ii) Bylaws. A copy of the bylaws of each Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

            (iii) Resolutions. Copies of resolutions of the Board of Directors of each Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

            (iv) Good Standing. Copies of (A) certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate or comparable franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

            (v) Incumbency. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

        (c) Pledge of Stock. The Agent shall have received all stock certificates evidencing the Capital Stock pledged to the Agent pursuant to the Pledge Agreement, together with duly executed in blank undated stock powers attached thereto.

        (d) Opinions of Counsel. The Agent shall have received, dated as of the Closing Date, a legal opinion of Gibson, Dunn & Crutcher LLP, in form and substance reasonably satisfactory to the Agent and the Lenders.

        (e)  Personal  Property  Collateral.  The  Agent  shall  have  received:

            (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

            (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral;

            (iii) searches of ownership of, and Liens on, intellectual property of each Credit Party in the appropriate governmental offices;

            (iv) all certificates evidencing any certificated Capital Stock pledged to the Agent pursuant to the Pledge Agreement, together with duly executed in blank, undated stock powers attached thereto (unless, with respect to the pledged Capital Stock of any Foreign Subsidiary, such stock powers are deemed unnecessary by the Agent in its reasonable discretion under the law of the jurisdiction of incorporation of such Person);

            (v) such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent's security interest in the Collateral; and

            (vi) duly executed consents as are necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral.

        (f) Evidence of Insurance. Receipt by the Agent of copies of insurance policies or certificates of insurance of the Consolidated Parties evidencing liability and casualty insurance meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Agent as additional insured (in the case of liability insurance) or sole loss payee (in the case of hazard insurance) on behalf of the Lenders.

        (g) Corporate Structure. The corporate capital and ownership structure of the Borrower and its Subsidiaries shall be as described in Schedule 6.13.

        (h) Consent. Receipt by the Agent of evidence that all governmental, shareholder and material third party consents and approvals necessary or desirable in connection with the financings and other transactions contemplated hereby, and no law or regulation shall be applicable which in the judgment of the Agent could reasonably be likely to have such effect.

        (i) Litigation. Except for matters disclosed in Schedule 6.9 (which matters have not had and are not likely to have a Material Adverse Effect), there shall not exist any pending or threatened action, suit, investigation or proceeding against a Consolidated Party which could reasonably be expected to have a Material Adverse Effect.

        (j) Officer's Certificates. The Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Closing Date, in form and substance satisfactory to the Agent, stating that
    (A) each Credit Party is in compliance with all existing material financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, except as disclosed in Schedule 6.9, which matters have not had and are not likely to have a Material Adverse Effect and (D) no Default or Event of Default exists, all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects and as of the Closing Date, the Credit Parties are in pro forma compliance with each of the financial covenants set forth in Section
    7.11 (assuming for purposes hereof that such financial covenants were measured as of, and for the 12-month period ending on, such date).

        (k) Other  Indebtedness.  Receipt by the Agent of satisfactory  evidence
    that  the  Credit   Parties  shall  have  no  Funded  Debt  other  than  the
    Indebtedness permitted under Section 8.1.

        (l) Senior Subordinated Notes. Receipt by the Agent of satisfactory evidence of the repayment, defeasance or other provision for payment of the Senior Subordinated Notes.

        (m) Fees and Expenses. Payment by the Credit Parties of all fees and expenses owed by them to the Lenders and the Agent, including, without limitation, payment to the Agent of the fees set forth in the Agent's Fee Letter.

        (n) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Consolidated Parties.

    5.2 CONDITIONS TO ALL EXTENSIONS OF CREDIT.
    -------------------------------------------

    The obligations of each Lender to make, convert or extend any Loan and of the Issuing Lender to issue or extend any Letter of Credit (including the initial Loans and the initial Letter of Credit) are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 5.1:

        (a) The Borrower shall have delivered (i) in the case of any Revolving Loan, any portion of the Tranche A Term Loan or any portion of the Tranche B Term Loan, an appropriate Notice of Borrowing or Notice of Extension/Conversion or (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.2(b);

        (b) The representations and warranties set forth in Section 6 shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

        (c) There shall not have been commenced against any Consolidated Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

        (d) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto;

        (e) No development or event which has had or could reasonably be expected to have a Material Adverse Effect shall have occurred since December 31, 2000 (other than with respect to matters reflected in Schedule 6.9, which matters have not had and are not likely to have a Material Adverse Effect); and

        (f) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (i) the sum of the aggregate outstanding principal amount of Revolving Loans plus LOC Obligations plus Swingline Loans shall not exceed the Revolving Committed Amount and (ii) the LOC Obligations shall not exceed the LOC Committed Amount.

The delivery of each Notice of Borrowing, each Notice of Extension/Conversion and each request for a Letter of Credit pursuant to Section 2.2(b) shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in clauses (b), (c), (d), (e) and (f) above.

                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

    The Credit Parties hereby represent to the Agent and each Lender that:

    6.1 FINANCIAL CONDITION.
    ------------------------

    The audited consolidated balance sheets and income statements of the Consolidated Parties for the fiscal year ended 2000 and the unaudited interim balance sheets and income statements of the Consolidated Parties for the quarterly period ended March 31, 2001, have been prepared in accordance with GAAP and present fairly in all material respects (on the basis disclosed in the footnotes to such financial statements) the financial condition, results of operations and cash flows of the applicable parties as of such date and for such periods. Since December 31, 2000, there has been no sale, transfer or other disposition by any Consolidated Party of any material part of the business or property of the Consolidated Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any capital stock of any other person) material in relation to the consolidated financial condition of the Consolidated Parties, taken as a whole, in each case, which, is not (x) reflected in the foregoing financial statements or in the notes thereto or (y) otherwise permitted by the terms of this Credit Agreement and communicated to the Agent.

    6.2 NO MATERIAL CHANGE.
    -----------------------

    Since  December  31,  2000,  except  with  respect to matters  reflected  in
Schedule 6.9 (which matters have not had and are not likely to have a Material Adverse Effect), there has been no development or event relating to or affecting a Consolidated Party which could reasonably be expected to have a Material Adverse Effect.

    6.3 ORGANIZATION AND GOOD STANDING.
    -----------------------------------

    Each of the Consolidated Parties (a) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

    6.4 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.
    --------------------------------------------------

    Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit
Documents to which it is a party, and in the case of the Borrower, to obtain extensions of credit hereunder, and has taken all necessary corporate action to authorize the borrowings and other extensions of credit on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which such Credit Party is a party. This Credit Agreement has been, and each other Credit Document to which any Credit Party is a party will be, duly executed and delivered on behalf of the Credit Parties. This Credit Agreement constitutes, and each other Credit Document to which any Credit Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Credit Party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

    6.5 NO CONFLICTS.
    -----------------

    Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or organization or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could reasonably be expected to have a Material Adverse Effect, or (c) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

    6.6 NO DEFAULT.
    ---------------

    No  Consolidated  Party is in default  in any  respect  under any  contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

    6.7 OWNERSHIP.
    --------------

    Each Consolidated Party is the owner of, and has good and marketable title to, or a valid leasehold interest in, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

    6.8 INDEBTEDNESS.
    -----------------

    Except as otherwise permitted under Section 8.1, the Consolidated Parties have no Indebtedness.

    6.9 LITIGATION.
    ---------------

    Except for matters disclosed in Schedule 6.9 (which matters have not had and are not likely to have a Material Adverse Effect), there are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Consolidated Party which could reasonably be expected to have a Material Adverse Effect.

    6.10 TAXES.
    -----------

    Each Consolidated Party has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or
(ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware as of the Closing Date of any proposed tax assessments against it or any other Consolidated Party.

    6.11 COMPLIANCE WITH LAW.
    -------------------------

    Each Consolidated Party is in compliance with all Medicare Regulations, Medicaid Regulations and all other Requirements of Law (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply could not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, each Consolidated Party represents that (i) current billing policies, arrangements, protocols and instructions comply with requirements of each Medical Reimbursement Program and are administered by properly trained personnel except where any such failure to comply could not reasonably be expected to result in either (A) exclusion from a Medical Reimbursement Program, or (B) loss of 5% or more of annual consolidated revenues of the Consolidated Parties and (ii) current compensation arrangements with physicians substantially comply with state and federal anti-kickback, fraud and abuse, and Stark I and II requirements except where any such failure to comply could not reasonably be expected to result in either (A) an exclusion from a Medical Reimbursement Program, or (B) loss of 5% or more of annual consolidated revenues of the Consolidated Parties.

    6.12 ERISA.
    -----------

        (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no material "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and
    Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) to the best knowledge of the Credit Parties, each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

        (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not, by any material amount, exceed as of such valuation date the fair market value of the assets of such Plan.

        (c) Neither any Consolidated Party nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither any Consolidated Party nor any ERISA Affiliate would become subject to any material withdrawal liability under ERISA if any Consolidated Party or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither any Consolidated Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

        (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Consolidated Party or any ERISA Affiliate to any material liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

        (e) Neither any Consolidated Party nor any ERISA Affiliate has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106.

    6.13 SUBSIDIARIES.
    ------------------

    Set forth on Schedule 6.13 is a complete and accurate list of all Subsidiaries of each Consolidated Party as of the Closing Date. Information on
Schedule 6.13 includes jurisdiction of incorporation or organization, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Subsidiary; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Consolidated Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit
Documents). Other than as set forth in Schedule 6.13, no Subsidiary has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock.

    6.14 GOVERNMENTAL REGULATIONS, ETC.
    -----------------------------------

        (a) None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, the Securities Act, the Securities Exchange Act, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement, in conformity with the requirements of FR Form U-1 referred to in Regulation U, that no part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of "buying" or "carrying" any "margin stock" within the meaning of Regulations U and X.

        (b) None of the Consolidated Parties is (i) an "investment company", or a company "controlled" by "investment company", within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or (iii) subject to regulation under any other Federal or state statute or regulation which limits its ability to incur Indebtedness.

    6.15 PURPOSE OF LOANS AND LETTERS OF CREDIT.
    --------------------------------------------

    The proceeds of the Loans and Letters of Credit hereunder shall be used solely by the Borrower (a) to refinance existing Indebtedness of the Borrower under the Existing Credit Agreement and the Senior Subordinated Notes and (b) to provide for ongoing working capital, capital expenditures and other general corporate purposes of the Borrower and its Subsidiaries.

    6.16 ENVIRONMENTAL MATTERS.
    ---------------------------

    Except for matters that could not be reasonably expected to have a Material Adverse Effect:

        (a) Each of the facilities and properties owned, leased or operated by the Consolidated Parties (the "Properties") and all operations at the Properties are in compliance with all applicable Environmental Laws, and there is no violation of any material Environmental Law with respect to the Properties or the businesses operated by the Consolidated Parties (the "Businesses"), and there are no conditions relating to the Businesses or Properties, that could give rise to any material liability under any applicable Environmental Laws.

        (b) To the best knowledge of the Credit Parties, none of the Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

        (c) No Consolidated Party has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does any Consolidated Party have knowledge or reason to believe that any such notice will be received or is being threatened.

        (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by or on behalf of any Consolidated Party in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law.

        (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of any Credit Party, threatened, under any Environmental Law to which any Consolidated Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Consolidated Parties, the Properties or the Businesses.

        (f) There has been no release or, threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of any Consolidated Party in connection with the Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to a material liability under Environmental Laws.

    6.17 INTELLECTUAL PROPERTY.
    ---------------------------

    Each Consolidated Party owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for each of them to conduct its business as currently conducted except for those the failure to own or have such legal right to use could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and to the Credit Parties' knowledge the use of such Intellectual Property by any Consolidated Party does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

    6.18 INVESTMENTS.
    -----------------

    All Investments of each Consolidated Party are Permitted Investments.

    6.19 DISCLOSURE.
    ----------------

    The reports, financial statements, certificates or other written information when furnished by the Borrower or any authorized representative of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Credit Agreement or delivered hereunder (as modified or supplemented by other information when so furnished), taken as a whole, did not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading.

    6.20 BUSINESS LOCATIONS.
    ------------------------

    Set forth on Schedule 6.20(a) is a list as of the Closing Date of all real property located in the United States and owned or leased by any Consolidated Party with street address and state where located. Set forth on Schedule 6.20(b) is a list as of the Closing Date of all locations where any tangible personal property of a Consolidated Party is located, including street address and state where located. Set forth on Schedule 6.20(c) is the exact legal name, state of incorporation, chief executive office and principal place of business of each Consolidated Party.

    6.21 NO UNUSUAL RESTRICTIONS.
    -----------------------------

    No Consolidated Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

    6.22 FRAUD AND ABUSE.
    ---------------------

    To the knowledge of the officers of the Consolidated Parties, neither the Consolidated Parties nor any of their officers, directors or Contract Providers, have engaged in any activities which are prohibited under Medicare Regulations or Medicaid Regulations or which are prohibited by binding rules of professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (a) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors, or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors.

    6.23 LICENSING AND ACCREDITATION.
    ---------------------------------

    Each of the Consolidated Parties and, to the knowledge of the officers of the Consolidated Parties, each Contract Provider, has, to the extent applicable:
(i) obtained (or been duly assigned) all required certificates of need or determinations of need as required by the relevant state Governmental Authority for the acquisition, construction, expansion of, investment in or operation of its businesses as currently operated; (ii) obtained and maintains in good standing all required licenses; (iii) to the extent prudent and customary in the industry in which it is engaged, obtained and maintains accreditation from all generally recognized accrediting agencies; and (iv) entered into and maintains in good standing its status as a Medicare Supplier and as a Medicaid Supplier. To the knowledge of the officers of the Consolidated Parties, each Contract Provider is duly licensed (where license is required) by each state or state agency or commission, or any other Governmental Authority having jurisdiction over the provisions of such services by such Person in the locations in which the Consolidated Parties conduct business, required to enable such Person to provide the professional services provided by such Person and otherwise as is necessary to enable the Consolidated Parties to operate as currently operated and as presently contemplated to be operated. To the knowledge of the officers of the Consolidated Parties, all such required licenses are in full force and effect on the date hereof and have not been revoked or suspended or otherwise limited.


                                    SECTION 7

                              AFFIRMATIVE COVENANTS
                              ---------------------

    Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document or Letter of Credit shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

    7.1 INFORMATION COVENANTS.
    --------------------------

    The Borrower will furnish, or cause to be furnished, to the Agent and each of the Lenders:

        (a) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each fiscal year of the Consolidated Parties, a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail, audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern or qualified or limited in any other material respect.

        (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Consolidated Parties (other than the fourth fiscal quarter, in which 120 days after the end thereof) a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal quarter, together with related consolidated statements of operations and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

        (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of the chief financial officer of the Borrower substantially in the form of
    Exhibit 7.1(c), (i) demonstrating compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

        (d) Operating Budget. Simultaneously with the financial statements referred to in (a) above, an operating budget for the fiscal year succeeding the year covered by such financial statements.

        (e) Compliance With Certain Provisions of the Credit Agreement. Within 120 days after the end of each fiscal year of the Borrower, a certificate containing information regarding (i) the amount of all Asset Dispositions, Debt Issuances and Equity Issuances that were made during the prior fiscal year.

        (f) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to any Consolidated Party in connection with any annual, interim or special audit of the books of such Person.

        (g) Reports. Promptly upon transmission or receipt thereof, copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Consolidated Party shall send to its shareholders.

        (h) Notices. Upon obtaining knowledge thereof, each Credit Party will give written notice to the Agent promptly of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, (ii) the occurrence of any of the following with respect to any Consolidated Party (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined could reasonably be expected to have a Material Adverse Effect, (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could reasonably be expected to have a Material Adverse Effect, (C) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan against such Person or any ERISA Affiliate, the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA or the termination of any Plan or (D) the institution of any investigation or proceedings against such Person (or, to the knowledge of the Borrower's officers, any Contract Provider) to suspend, revoke or terminate or which may result in the termination of its status as a Medicaid Supplier or its status as a Medicare Supplier or exclusion from any Medical Reimbursement Program, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, investigation, levy, execution or other process and (iii) any change in either Moody's or S&P's rating for the Borrower's long term Indebtedness.

        (i) ERISA. Upon obtaining knowledge thereof, the Borrower will give written notice to the Agent promptly (and in any event within five business days) of: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Consolidated Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

        (j) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of any Consolidated Party as the Agent or any Lender, through the Agent, may reasonably request.

    7.2 PRESERVATION OF EXISTENCE AND FRANCHISES.
    ---------------------------------------------

    Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, each Credit Party will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority.

    7.3 BOOKS AND RECORDS.
    ----------------------

    Each Credit Party will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP.

    7.4 COMPLIANCE WITH LAW.
    ------------------------

    Each Credit Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

    7.5 PAYMENT OF TAXES AND OTHER INDEBTEDNESS.
    --------------------------------------------

    Each Credit Party will, and will cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that no Consolidated Party shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) which could reasonably be expected to have a Material Adverse Effect.

    7.6 INSURANCE.
    --------------

        (a) Each Credit Party will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Agent, that it will give the Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any Consolidated Party or any other Person shall affect the rights of the Agent or the Lenders under such policy or policies. The present insurance coverage of the Consolidated Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6.

        (b) In the event that the Consolidated Parties receive Net Cash Proceeds in excess of $5,000,000 in aggregate amount during any fiscal year of the Consolidated Parties ("Excess Proceeds") on account of any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any Property of the Consolidated Parties (with respect to any Consolidated Party, an "Involuntary Disposition"), the Credit Parties shall, within the period of 180 days following the date of receipt of such Excess Proceeds, apply (or cause to be applied) an amount equal to such Excess Proceeds to
    (i) make Eligible Reinvestments (including but not limited to the repair or replacement of the related Property) or (ii) prepay the Loans (and cash collateralize LOC Obligations) in accordance with the terms of Section 3.3(b)(ii)(B). All insurance proceeds shall be subject to the security interest of the Agent (for the ratable of the Lenders) under the Collateral Documents. Pending final application of any Excess Proceeds, the Credit Parties may apply such Excess Proceeds to temporarily reduce the Revolving Loans or to make Permitted Investments.

    7.7 MAINTENANCE OF PROPERTY.
    ----------------------------

    Each Credit Party will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

    7.8 PERFORMANCE OF OBLIGATIONS.
    -------------------------------

    Each Credit Party will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound, unless such failure to perform could reasonably be expected to have a Material Adverse Effect.

    7.9 USE OF PROCEEDS.
    --------------------

    The Borrower will use the proceeds of the Loans and will use the Letters of Credit solely for the purposes set forth in Section 6.15.

    7.10 AUDITS/INSPECTIONS.
    ------------------------

    Upon reasonable notice and during normal business hours, each Credit Party will, and will cause each of its Subsidiaries to, permit representatives appointed by the Agent or any Lender, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Lenders or their representatives to investigate and verify the accuracy of information provided to the Agent and to discuss all such matters with the officers, employees and representatives of such Person.

    7.11 FINANCIAL COVENANTS.
    -------------------------

        (a) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Borrower, shall be greater than or equal to 2.0 to 1.0.

        (b) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Borrower, shall be less than or equal to 2.80 to 1.0.

    7.12 ADDITIONAL CREDIT PARTIES.
    -------------------------------

    As soon as practicable and in any event within 30 days after any Person becomes a Subsidiary of any Credit Party, the Borrower shall provide the Agent with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall (a) cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit 7.12, (b) cause 100% of the Capital Stock of such Person to be delivered to the Agent (together with undated stock powers signed in blank), and pledged to the Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge Agreement and otherwise in form acceptable to the Agent and (c) if such Person has any Subsidiaries (i) deliver all of the Capital Stock of such Subsidiaries (together with undated stock powers signed in blank) to the Agent and (ii) execute a pledge agreement in substantially the form of the Pledge Agreement and otherwise in a form acceptable to the Agent.

    7.13 PLEDGED ASSETS.
    --------------------

        (a) Each Credit Party will cause all of its owned Property other than Excluded Property to be subject at all times to first priority, perfected and, in the case of owned real Property, title insured Liens in favor of the Agent to secure the Credit Party Obligations pursuant to the terms and conditions of the Collateral Documents or, with respect to any such Property acquired subsequent to the Closing Date, such other additional security documents as the Agent shall reasonably request, subject in any case to Permitted Liens. With respect to any real Property acquired by any Credit Party subsequent to the Closing Date and required by this Section 7.13 to be pledged to the Agent, such Person will cause to be delivered to the Agent, in form and substance acceptable to the Agent, documents, instruments, opinions and other items reasonably requested by the Agent, including, without limitation:

            (i) Copies of recent ALTA surveys by registered engineers or land surveyors (including the location of special flood hazard areas);

            (ii) Standard ALTA title polices ensuring the priority of the mortgages in amounts and from companies acceptable to the Agent. The title policies shall include only Permitted Liens and such other exceptions as are reasonably acceptable to the Agent. Copies of recorded documentation relating to all such exceptions shall be provided to the Agent; and

            (iii)   Copies  of   existing   environmental   reports   and  other
        environmental documentation.

        (b) The Credit Parties will cause (i) 100% of the issued and outstanding Capital Stock of the Borrower and (ii) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary to be subject at all times to a first priority, perfected Lien in favor of the Agent pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Agent shall reasonably request.

        (c) Notwithstanding anything to the contrary contained in Section 7.13(a), this Credit Agreement or any of the Collateral Documents:

            (i) if at any time (A) the Qui Tam Litigation has been dismissed with prejudice, or otherwise dismissed or disposed of in a manner which precludes the refiling thereof, settled or is subject to a final, non-appealable judgment, award or similar order and (B) (1) Moody's has assigned to the Credit Facilities a rating of Baa3 or higher and (2) S&P has assigned to the Credit Facilities a rating of BBB- or higher, then, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower will not be required to cause all of its owned Property (other than the Collateral described in clause (b) above) to be subject at all times to first priority, perfected Liens in favor of the Agent and the Agent shall deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest in such Collateral, including, without limitation, amendments or terminations of UCC financing statements and mortgage instruments with respect to any owned real property.

            (ii) if at any time either (A) Moody's has assigned to the Credit Facilities a rating of lower than Baa3, or (B) S&P has assigned to the Credit Facilities a rating of lower than BBB-, the requirement of
        Section 7.13(a) shall be in full force and effect and each Credit Party shall, within 60 days following such rating change, cause all of its owned and after acquired Property other than Excluded Property to be subject at all times to first priority, perfected and, in the case of owned real Property, title insured Liens in favor of the Agent and shall deliver to the Agent such UCC financing statements, real property documents, instruments, opinions and other items of the types required to be delivered pursuant to Sections 5.1(e) and 7.13(a) each in form and substance acceptable to the Agent.


                                    SECTION 8

                               NEGATIVE COVENANTS
                               ------------------

    Each Credit Party hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document or Letter of Credit shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

    8.1 INDEBTEDNESS.
    -----------------

    The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

        (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

        (b)  Indebtedness  of the  Borrower  and its  Subsidiaries  set forth in
    Schedule 8.1;

        (c) purchase money Indebtedness (including Capital Leases) or Synthetic Leases hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $25,000,000 at any one time outstanding (including any such Indebtedness referred to in subsection (b) above); (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

        (d) obligations of the Borrower or any of its Subsidiaries in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

        (e) unsecured Indebtedness payable to the seller of the Capital Stock or Property acquired in a Permitted Acquisition representing all or a portion of the purchase price of the Capital Stock or Property so acquired;

        (f) Indebtedness owing by one Credit Party to another Credit Party;

        (g) Subordinated Indebtedness; and

        (h) other Indebtedness hereafter incurred by the Borrower not exceeding $50,000,000 in aggregate principal amount at any time outstanding.

    8.2 LIENS.
    ----------

    The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.

    8.3 NATURE OF BUSINESS.
    -----------------------

    The Credit Parties will not permit any Consolidated Party to substantively alter the character or conduct of the business conducted by such Person as of the Closing Date.

    8.4 CONSOLIDATION, MERGER, DISSOLUTION, ETC.
    --------------------------------------------

    Except in connection with an Permitted Asset Disposition, the Credit Parties will not permit any Consolidated Party to enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this Section 8.4 but subject to the terms of Sections 7.12 and 7.13, (a) the Borrower may merge or consolidate with any of its Subsidiaries provided that the Borrower shall be the continuing or surviving corporation, (b) any Credit Party other than the Borrower may merge or consolidate with any other Credit Party other than the Borrower, (c) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any Credit Party
provided   that  such  Credit  Party  shall  be  the   continuing  or  surviving
corporation, (d) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any other Consolidated Party which is not a Credit Party, (e) any Subsidiary of the Borrower may merge with any Person that is not a Credit Party in connection with an Asset Disposition permitted under
Section 8.5, (f) the Borrower or any Subsidiary of the Borrower may merge with any Person other than a Consolidated Party in connection with a Permitted Acquisition provided that, if such transaction involves the Borrower, the Borrower shall be the continuing or surviving corporation and (g) any Wholly Owned Subsidiary of the Borrower may dissolve, liquidate or wind up its affairs at any time provided that such dissolution, liquidation or winding up, as applicable, could not have a Material Adverse Effect.

    8.5 ASSET DISPOSITIONS.
    -----------------------

    The Credit Parties will not permit any Consolidated Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) unless (a) the consideration paid in connection therewith shall be cash or Cash Equivalents, (b) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 8.13, (c) such transaction does not involve the sale or other disposition of a minority equity interest in any Consolidated Party, (d) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other Property concurrently being disposed of in a transaction otherwise permitted under this Section 8.5, (e) the aggregate net book value of all of the assets sold or otherwise disposed of by the Consolidated Parties in all such transactions after the Closing Date shall not exceed an aggregate amount of more than ten percent (10%) of the Consolidated Assets determined as of the end of the most recently completed fiscal quarter of the Borrower and (f) the Credit Parties shall, within the period of 120 days following the consummation of such Asset Disposition (with respect to any such Asset Disposition, the "Application Period"), apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to (i) make Eligible Reinvestments or (ii) prepay the Loans (and cash collateralize LOC Obligations) in accordance with the terms of Section 3.3(b)(ii)(A). Pending final application of the Net Cash Proceeds of any Asset Disposition, the Consolidated Parties may apply such Net Cash Proceeds to temporarily reduce the Revolving Loans or to make Investments in Cash Equivalents.

    Upon a sale of assets or the sale of Capital Stock of a Consolidated Party permitted by this Section 8.5, the Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest, if any, in such assets or Capital Stock, including, without limitation, amendments or terminations of UCC financing statements, if any, the return of stock certificates, if any, and the release of such Consolidated Party from all of its obligations, if any, under the Credit Documents.

    8.6 INVESTMENTS.
    ----------------

    The  Credit  Parties  will  not  permit  any  Consolidated   Party  to  make
Investments in or to any Person, except for Permitted Investments.

    8.7 RESTRICTED PAYMENTS.
    ------------------------

    The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except, so long as no Default or Event of Default shall have occurred or would occur as a result thereof, (a) to make dividends payable solely in the same class of Capital Stock of such Person and (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries) and ratably to minority shareholders and (c) other distributions in respect the redemption, retirement, purchase or other acquisition of the capital stock of the Borrower (or any warrant, option or other rights with respect to any shares of capital stock (now or hereafter outstanding) of the Borrower) so long as (i) if no Default has occurred and is continuing or would result from such action, (ii) the aggregate amount of all such distributions pursuant to this clause (c) shall not exceed (x) $35,000,000 during any fiscal year of the Borrower and (y) $100,000,000 in the aggregate following the Closing Date.

    8.8 PREPAYMENTS OF SUBORDINATED INDEBTEDNESS, ETC.
    --------------------------------------------------

    The Credit Parties will not permit any Consolidated Party to, after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Subordinated Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof.

    8.9 TRANSACTIONS WITH AFFILIATES.
    ---------------------------------

    The Credit Parties will not permit any Consolidated Party to enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (a) transactions permitted by Section 8.1, Section 8.4, Section 8.6 or Section 8.7,
(b) normal compensation and reimbursement of expenses of officers and directors and (c) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

    8.10 FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.
    -------------------------------------------

    The Credit Parties will not permit any Consolidated Party to change its fiscal year or amend, modify or change its articles of incorporation or organization (or corporate charter or other similar organizational document) or bylaws or operating agreement (or other similar document) in any manner adverse to the Lenders without the prior written consent of the Required Lenders.

    8.11 LIMITATION ON RESTRICTED ACTIONS.
    --------------------------------------

    The Credit Parties will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party (except as permitted under Section 8.1(c)), (e) grant a lien on its properties or assets whether now owned or hereafter acquired (except to the extent permitted under Section 8.14) or (f) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents or (ii) applicable law.

    8.12 OWNERSHIP OF SUBSIDIARIES; LIMITATIONS ON BORROWER.
    --------------------------------------------------------

    Notwithstanding any other provisions of this Credit Agreement to the contrary, the Credit Parties will not permit any Consolidated Party to (a) permit any Person (other than the Borrower or any Wholly-Owned Subsidiary of the Borrower) to own any Capital Stock of any Subsidiary of the Borrower, (b) permit any Subsidiary of the Borrower to issue Capital Stock (except to the Borrower or to a Wholly-Owned Subsidiary of the Borrower), (c) permit, create, incur, assume or suffer to exist any Lien thereon, in each case (i) except to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Capital Stock of Subsidiaries,
(ii) except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary not prohibited under Section 8.4 or Section 8.5 or
(iii) except for Permitted Liens and (d) notwithstanding anything to the contrary contained in clause (b) above, permit any Subsidiary of the Borrower to issue any shares of preferred Capital Stock.

    8.13 SALE LEASEBACKS.
    ---------------------

    The Credit Parties will not permit any Consolidated Party to enter into any Sale and Leaseback Transaction.

    8.14 NO FURTHER NEGATIVE PLEDGES.
    ---------------------------------

    Except (a) pursuant to this Credit Agreement and the other Credit Documents,
(b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith and (c) pursuant to any document or instrument governing Subordinated Indebtedness permitted under Section 8.1(g) hereunder, provided that any such restriction contained therein does not apply to "senior debt" thereunder (including the Loans and Credit Party Obligations hereunder), the Credit Parties will not permit any Consolidated Party to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

    8.15 NO FOREIGN SUBSIDIARIES.
    -----------------------------

    The Credit Parties will not create, acquire or permit to exist any Foreign Subsidiary.

    8.16 CAPITAL EXPENDITURES.
    --------------------------

        (a) Other than Consolidated Capital Expenditures of the type set forth in clause (b) below, the Credit Parties will not permit Consolidated Capital Expenditures for any fiscal year to exceed 14% of the annual consolidated revenues of the Consolidated Parties, determined in accordance with GAAP, as of the end of the most recently completed fiscal year of the Borrower.

        (b) The Credit Parties will not permit Consolidated Capital Expenditures incurred in connection with Permitted Acquisitions, for any fiscal year to exceed 2% of the annual consolidated revenues of the Consolidated Parties, determined in accordance with GAAP, as of the end of the most recently completed fiscal year of the Borrower.


                                    SECTION 9

                                EVENTS OF DEFAULT
                                -----------------

    9.1 EVENTS OF DEFAULT.
    ----------------------

    An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

        (a) Payment. Any Credit Party shall

            (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit (other than solely as a result of the failure by the Administrative Agent or any Lender to comply with Section 2.2(e)), or

            (ii) default, and such default shall continue for three (3) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

        (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made; or

        (c) Covenants. Any Credit Party shall

            (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.9, 7.11 or 8.1 through 8.16, inclusive;

            (ii) default in the due performance or observance of any term, covenant or agreement contained in Section 7.1 and such default shall continue unremedied for a period of at least 5 business days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Agent; or

            (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections
        (a), (b), (c)(i) or (c)(ii) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Agent.

        (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any) or repudiate its obligations thereunder, or (ii) except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary not prohibited under Section 8.4 or Section 8.5, any Credit Document shall fail to be in full force and effect or to give the Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

        (e) Guaranties. Except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4, the guaranty given by any Guarantor hereunder (including any Person after the Closing Date in accordance with Section 7.12) or any provision thereof shall cease to be in full force and effect, or any Guarantor (including any Person after the Closing Date in accordance with Section 7.12) hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

        (f) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to any Consolidated Party; or

        (g) Defaults under Other Agreements. With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $5,000,000 in the aggregate for the Consolidated Parties taken as a whole, (i) any Consolidated Party shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (B) default (after giving effect to any applicable grace period) in the observance or performance of any term, covenant or agreement relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof.

        (h) Judgments. One or more judgments or decrees shall be entered against one or more of the Consolidated Parties involving a liability of $5,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has, in the reasonable judgment of the Agent, the ability to perform) and any such judgments or decrees shall not have been satisfied, vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

        (i) ERISA. Any of the following events or conditions, if such event or condition could have a Material Adverse Effect (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Consolidated Party or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any Consolidated Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or
    (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

        (j) Ownership. There shall occur a Change of Control.

    9.2 ACCELERATION; REMEDIES.
    ---------------------------

    Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (pursuant to the voting requirements of Section 11.6), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

        (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

        (b) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

        (c) Cash Collateral. Direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), it will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

        (d) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Pledge Agreement, all rights and remedies against a Guarantor and all rights of set-off.

    Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid fees and other indebtedness or obligations owing to the Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Agent or the Lenders, each of which are hereby expressly waived.


                                   SECTION 10

                                      AGENT
                                      -----

    10.1 APPOINTMENT AND AUTHORIZATION OF AGENT.
    --------------------------------------------

    (a) Each Lender hereby irrevocably (subject to Section 10.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Credit Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Credit Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Credit Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any other Credit Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Credit Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

    (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Agent may agree at the request of the Required Lenders to act for the Issuing Lender with respect thereto; provided, however, that the Issuing Lender shall have all of the benefits and immunities
(i) provided to the Agent in this Section 10 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent" as used in this Section 10 included the Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Issuing Lender.

    10.2 DELEGATION OF DUTIES.
    --------------------------

    The Agent may execute any of its duties under this Credit Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

    10.3 LIABILITY OF AGENT.
    ------------------------

    No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Credit Agreement or any other Credit Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Credit Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Credit Agreement or any other Credit Document, or for any failure of any Credit Party or any other party to any Credit Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Credit Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.

    10.4 RELIANCE BY AGENT.
    -----------------------

    The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement or any other Credit Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Credit Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Agent shall, and in all other instances, the Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

    10.5 NOTICE OF DEFAULT.
    -----------------------

    The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with Section 9; provided, however, that unless and until the Agent has received any such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

    10.6 CREDIT DECISION; DISCLOSURE OF INFORMATION BY AGENT.
    ---------------------------------------------------------

    Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Credit Agreement and to extend credit to the Borrower and the other Credit Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent herein, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

    10.7 INDEMNIFICATION OF AGENT.
    ------------------------------

    Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Credit Party and without limiting the obligation of any Credit Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Credit Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Commitments, the payment of all Credit Party Obligations hereunder and the resignation or replacement of the Agent.

    10.8 AGENT IN ITS INDIVIDUAL CAPACITY.
    --------------------------------------

    Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though Bank of America were not the Agent or the Issuing Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Credit Agreement as any other Lender and may exercise such rights and powers as though it were not the Agent or the Issuing Lender, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

    10.9 SUCCESSOR AGENT.
    ---------------------

    The Agent may resign as Agent upon thirty (30) days' notice to the Lenders. If the Agent resigns under this Credit Agreement, the Required Lenders shall appoint from among the Lenders a successor Agent for the Lenders which successor Agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor Agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor Agent from among the Lenders. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 10 and Sections 11.5 and 11.10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement. If no successor Agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.


                                   SECTION 11

                                  MISCELLANEOUS
                                  -------------

    11.1 NOTICES.
    -------------

    Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth on Schedule 11.1, or at such other address as such party may specify by written notice to the other parties hereto.

    11.2 RIGHT OF SET-OFF.
    ----------------------

    In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuation of an Event of Default and the commencement of remedies described in Section 9.2, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Credit Party to the Lenders hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether the Agent or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto.

    11.3 SUCCESSORS AND ASSIGNS.
    ----------------------------

    (a) The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

    (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitments and the Loans (including for purposes of this subsection (b), participations in LOC Obligations and in Swingline Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender (so long as each assignee will hold a minimum Commitment of not less than $1,000,000), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or the principal outstanding balance of the Tranche A Term Loan or Tranche B Term Loan, as the case may be, of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent, shall not be less than $1,000,000 and (ii) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (with only one such fee payable in connection with simultaneous assignments to Approved Funds). Subject to acceptance and recording thereof by the Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.2(i), 3.6, 3.9, 3.11, 3.12 and 11.5). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

    (c) The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Agent's principal office in Charlotte, North Carolina a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and LOC Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

    (d) Any Lender may, without the consent of, or notice to, the Borrower or the Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or obligations under this Credit Agreement (including all or a portion of its Commitments and/or the Loans  (including  such Lender's  participations  in LOC  Obligations and/or Swingline Loans) owing to it); provided that (i) such Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such
Participant or (iii) release all or substantially all of the Guarantors from their obligations under Credit Agreement and the other Credit Documents.

    (e) A Participant shall not be entitled to receive any greater payment under
Section 2.2(i), 3.6, 3.9, 3.11 or 3.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.11 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
Section 3.11(b) as though it were a Lender.

    (f) Notwithstanding any other provision set forth in this Credit Agreement, any Lender may, without the consent of the Borrower or the Agent, at any time
(i) assign and pledge all or any portion of rights under this Credit Agreement (including under its Notes, if any) to any Federal Reserve Bank as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve Bank or (ii) pledge all or any portion of its rights (but not its obligations to make Loans or participate in Letters of Credit) hereunder to any trustee or holders of obligations owed, or securities issued, by such Lender as security for such obligations or securities or to any other representative of such holders; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

    (g) If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 11.3(b)), the Borrower shall be deemed to have given its consent five (5) Business Days after the date notice thereof has been delivered by the assigning Lender (through the Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

    (h) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitments and Loans pursuant to subsection (b) above, Bank of America may, (i) upon thirty (30) days' notice to the Borrower and the Lenders, resign as Issuing Lender and/or (ii) upon five (5) Business Days' notice to the Borrower, terminate the Swingline Commitment. In the event of any such resignation as Issuing Lender or termination of the Swingline Commitment, the Borrower shall be entitled to appoint from among the Lenders a successor Issuing Lender or Swingline Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as Issuing Lender or the termination of the Swingline Commitment, as the case may be. Bank of America shall retain all the rights and obligations of the Issuing Lender hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Lender and all LOC Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund participations in Letters of Credit pursuant to Section 2.2(c)). If Bank of America terminates the Swingline Commitment, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Base Rate Loans or fund participations in outstanding Swingline Loans pursuant to Section 2.3(b)(iii).

    11.4 NO WAIVER; REMEDIES CUMULATIVE.
    ------------------------------------

    No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any Credit Party and the Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

    11.5 PAYMENT OF EXPENSES; INDEMNIFICATION.
    ------------------------------------------

    (a) The Credit Parties agree to: (i) pay all reasonable out-of-pocket costs and expenses of (A) the Agent in connection with (x) the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, special counsel to the Agent), and (y) any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement and (B) the Agent and the Lenders in connection with
(x) enforcement of the Credit Documents and the documents and instruments referred to therein, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent and each of the Lenders, and (y) any bankruptcy or insolvency proceeding of a Credit Party of any of its Subsidiaries.

    (b) Whether or not the transactions contemplated hereby are consummated, the Credit Parties agree to indemnify, save and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact (collectively the "Indemnitees") from and against: (i) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Credit Party, any Affiliate of any Credit Party or any of their respective officers or directors; (ii) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Obligations and the resignation or removal of the Agent or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or relating to, the Credit Documents, any predecessor loan documents, the Commitments, the use or contemplated use of the proceeds of any Loan or Letter of Credit, or the relationship of any Credit Party, the Agent and the Lenders under this Credit Agreement or any other Credit Document; (iii) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (i) or (ii) above; and (iv) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including Attorney Costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not arising out of the negligence of an Indemnitee, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this Section shall survive the termination of the Commitments and repayment of all the Credit Party Obligations.

    11.6 AMENDMENTS, WAIVERS AND CONSENTS.
    --------------------------------------

    Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, each of the Credit Parties party thereto and the Required Lenders, provided, however, that:

        (a) without the consent of each Lender affected thereby, neither this Credit Agreement nor any other Credit Document may be amended, changed, waived, discharged or terminated so as to:

            (i) extend the final maturity of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, or extend or waive any Principal Amortization Payment of any Loan, or any portion thereof,

            (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder,

            (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

            (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

            (v) except as the result of or in connection with an Asset Disposition not prohibited by Section 8.5 or in connection with the release of Collateral set forth in Section 7.13(c), release all or any material portion of the Collateral,

            (vi) except as the result of or in connection with a dissolution, merger or disposition of a Consolidated Party not prohibited by Section
        8.4 or Section 8.5, release the Borrower or substantially all of the other Credit Parties from its or their obligations under the Credit Documents,

            (vii) amend,  modify or waive any  provision  of this Section  11.6,
        Section 3.13, Section 3.15(b) or 7.13(c),

            (viii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

            (ix) consent to the assignment or transfer by the
                  Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

        (b) without the consent of Lenders holding in the aggregate at least a majority of the Revolving Commitments (and Participation Interests therein) (or if the Revolving Commitments have been terminated, the outstanding Revolving Loans (and Participation Interests therein, including the Participation Interests of the Issuing Lender in any Letters of Credit)), no Default or Event of Default may be waived for purposes of Section 5.2(d);

        (c) (i) without the consent of Lenders holding in the aggregate at least a majority of the outstanding Tranche A Term Loans (and Participation Interests therein), Section 3.3(b) may not be amended, changed, waived, discharged or terminated so as to extend the time for or the amount or the manner of application of proceeds in respect of the Tranche A Term Loan on account of any mandatory prepayment required by Section 3.3(b)(ii), (iii), or (iv) hereof, and (ii) without the consent of Lenders holding in the aggregate at least a majority of the outstanding Tranche B Term Loans (and Participation Interests therein), Section 3.3(b) may not be amended, changed, waived, discharged or terminated so as to extend the time for or the amount or the manner of application of proceeds in respect of the Tranche B Term Loan on account of any mandatory prepayment required by
    Section 3.3(b)(ii), (iii), or (iv) hereof;

        (d) without the consent of the Agent, no provision of Section 10 may be amended, changed, waived, discharged or terminated; and

        (e) without the consent of the Issuing  Lender,  no provision of Section
    2.2 may be amended, changed, waived, discharged or terminated.

        (f) without the consent of the Swingline Lender, no provision of Section
    2.3 may be amended.

    Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
    Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders shall determine whether or not to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

    11.7 COUNTERPARTS.
    ------------------

    This Credit Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

    11.8 HEADINGS.
    --------------

    The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

    11.9 DEFAULTING LENDER.
    -----------------------

    Each Lender understands and agrees that if such Lender is a Defaulting Lender then notwithstanding the provisions of Section 11.6 it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all the Lenders; provided, however, that all other benefits and obligations under the Credit Documents shall apply to such Defaulting Lender.

    11.10 SURVIVAL OF INDEMNIFICATION AND REPRESENTATIONS AND WARRANTIES.
    ---------------------------------------------------------------------

    All indemnities set forth herein and all representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Loans and the repayment of the Loans and other obligations and the termination of the Commitments hereunder.

    11.11 GOVERNING LAW; JURISDICTION.
    ----------------------------------

        (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York, New York County or of the United States for the Southern District of New York and, by execution and delivery of this Credit Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1, such service to become effective 15 days after such mailing. Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Credit Party in any other jurisdiction. Each Credit Party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided that nothing in this Section 11.11(a) is intended to impair a Credit Party's right under applicable law to appeal or seek a stay of any judgment.

        (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

    11.12 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS CREDIT AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY CREDIT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY CREDIT DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

    11.13 TIME.
    -----------

    All references to time herein shall be references to Eastern Standard Time or Eastern Daylight time, as the case may be, unless specified otherwise.

    11.14 SEVERABILITY.
    -------------------

    If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

    11.15 ENTIRETY.
    ---------------

    This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

    11.16 BINDING EFFECT.
    ---------------------

    This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lenders and it shall have been executed by the Borrower, the Guarantors and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent and each Lender and their respective successors and assigns.

    11.17 CONFIDENTIALITY.
    ----------------------

    Each of the Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, auditors, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Credit Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) was or becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its similar client confidential information.

    11.18 BINDING EFFECT; TERMINATION OF CREDIT AGREEMENT; ETC.
    -----------------------------------------------------------

        (a) This Credit Agreement shall be deemed to have become effective at such time on or after the Closing Date when it shall have been executed by the Borrower, the Guarantors and the Agent, and the Agent shall have received copies thereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter the Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent and each Lender and their respective successors and assigns.

        (b) The term of the Credit Agreement shall be until no Loans, Letters of Credit, LOC Obligations or any other amounts payable under any of the Credit Documents shall remain outstanding and until all of the Commitments shall have expired or been terminated.

        (c) At such time as this Credit Agreement shall have become effective pursuant to the terms of Section 11.18(a), the promissory notes executed in connection with the Existing Credit Agreement shall be replaced with the Notes, if any, executed in connection with this Credit Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

                                    APRIA HEALTHCARE GROUP INC.,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


GUARANTORS:

                                    APRIA HEALTHCARE INC.,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    APRIA NUMBER TWO INC.,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    APRIACARE MANAGEMENT SYSTEMS INC.,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    APRIA HEALTHCARE OF NEW YORK
                                    STATE, INC.,
                                    a New York corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    APRIA HEALTHCARE ESSENTIALS, LLC,
                                    a Delaware limited liability company


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------





LENDERS:

                                    BANK OF AMERICA, N.A.,
                                    individually in its capacity as a Lender and in its capacity as Agent

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    [OTHER LENDERS]

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                 SCHEDULE 1.1(A)
                                 ---------------

                                   INVESTMENTS

1.   Nations Fund - money market account and overnight investment facility.

     Combined balance at May 31, 2001 - $11,325,113.77



2. B & B Management Group, LLC - Commercial Loan Note Secured by Deed of Trust dated June 30, 2000

     Original amount - $690,000             Interest rate - 9%

     Principal balance outstanding at May 31, 2001 - $670,708.90

                                 SCHEDULE 1.1(B)
                                 ---------------

                                      LIENS

Computer equipment under capital lease with IBM - remaining obligation at June 30, 2001: $4,204,882.

The following vehicle and equipment lease filings for leases which are not capital leases:

  Lessor/Secured Party                        Location                       Equipment
  --------------------                        --------                       ---------


Ervin Leasing Co.                           Grand Rapids, MI             6 Cellular Phones
Falcon Leasing Corporation                  Omaha, NE                    1 Ice Machine
Cura Capital Corporation                    Littleton, CO                1 Feeding Pump
MWM, Inc.                                   Lenexa, KS                   1 Baler
NTFC Capital Corp.                          Norwood, MA                  Telephone Systems
Xerox Corp.                                 Costa Mesa, CA               4 Xerox Copiers
Cisco Systems                               Various                      Computer Networking Equipment
Pitney Bowes Credit Corporation             Newington, CT                Office Equipment
AT&T Credit Corporation                     Indianapolis, IN             Voice Mail System
GE Capital Fleet Services                   Various                      Vehicles
IKON Office Solutions                       St. Louis, MO                2 Copiers and 2 Sorters
Surety                                      St. Louis, MO                1 Ice Machine
Green Tree Vendor Services                  Evansville, IN               Scales
D.L. Peterson Trust                         Various                      Vehicles*
El Camino Resources                         Various                      Magnetic Tape Subsystem**


 *Also includes boxes on certain trucks leased from PPH
**Lease expired June 2000

                                 SCHEDULE 2.1(A)
                                 ---------------

                               LENDERS COMMITMENTS


                                                                      Tranche A        Tranche A        Tranche B      Tranche B
                                      Revolving       Revolving       Term Loan        Term Loan        Term Loan      Term Loan
                                     Commitment       Commitment      Commitment       Commitment       Commitment     Commitment
Lender                                 Amount         Percentage        Amount         Percentage         Amount       Percentage
-------------------------------    --------------   -------------   --------------   -------------   ---------------   ----------
Bank of America, N.A.              $33,333,333.33   33.333333333%   $41,666,666.67   33.333333333%   $175,000,000.00      100%
Fleet Boston Financial             $15,555,555.56   15.555555556%   $19,444,444.44   15.555555556%         N/A            N/A
The Bank of Nova Scotia            $13,333,333.33   13.333333333%   $16,666,666.67   13.333333333%         N/A            N/A
Credit Lyonnais New York Branch    $13,333,333.33   13.333333333%   $16,666,666.67   13.333333333%         N/A            N/A
UBS AG, Stamford Branch            $ 8,888,888.89    8.888888889%   $11,111,111.11    8.888888889%         N/A            N/A
The Chase Manhattan Bank           $ 8,888,888.89    8.888888889%   $11,111,111.11    8.888888889%         N/A            N/A
Credit Suisse First Boston         $ 6,666,666.67    6.666666667%   $ 8,333,333.33    6.666666667%         N/A            N/A

Total:                            $100,000,000.00        100%      $125,000,000.00       100%         $175,000,000.00     100%


                                 SCHEDULE 2.2(A)
                                 ---------------

                           EXISTING LETTERS OF CREDIT

Issuer                    Beneficiary            Purpose            Amount
--------------------      -----------------      ------------       ----------
BANK OF AMERICA, N.A.     LIBERTY MUTUAL         GUARANTEE OF       $1,000,000
                          INSURANCE COMPANY      DEDUCTIBLE
                                                 REIMBURSEMENT

                                  SCHEDULE 6.9
                                  ------------

                                   LITIGATION

 [The text of the disclosures appearing below is excerpted from the section entitled "BUSINESS - Legal Proceedings" in Amendment No. 1 to

         Form S-3 Registration Statement filed by the Borrower with the

              Securities and Exchange Commission on July 16, 2001.]

1.  SECURITIES CLASS ACTIONS

    Apria and certain of its present and former officers and/or directors are defendants in a class action lawsuit, In Re Apria Healthcare Group Securities Litigation, filed in the U.S. District Court for the Central District of California, Southern Division (Case No. SACV98-217 GLT). This case is a consolidation of three similar class actions filed in March and April, 1998. Pursuant to a court order dated May 27, 1998, the plaintiffs in the original three class actions filed a Consolidated Amended Class Action Complaint on August 6, 1998. The amended complaint purports to establish a class of plaintiff shareholders who purchased Apria's common stock between May 22, 1995 and January 20, 1998. No class has been certified at this time. The amended complaint alleges, among other things, that the defendants made false and/or misleading public statements regarding Apria and its financial condition in violation of federal securities laws. The amended complaint seeks compensatory and punitive damages as well as other relief.

    Two similar class actions were filed during July 1998 in the Superior Court for the State of California for the County of Orange: Schall v. Apria Healthcare Group Inc., et. al. (Case No. 797060) and Thompson v. Apria Healthcare Group Inc., et. al. (Case No. 797580). These two actions were consolidated by a court order dated October 22, 1998 (Master Case No. 797060). On June 14, 1999, the plaintiffs filed a Consolidated Amended Class Action Complaint asserting claims founded on state law and on Sections 11 and 12(2) of the 1933 Securities Act.

    Apria believes that it has meritorious defenses to the plaintiffs' claims, and it intends to vigorously defend itself in both the federal and state cases. In the opinion of Apria's management, the ultimate disposition of these class actions will not have a material adverse effect on Apria's results of operations or financial condition.

2.  QUI TAM LITIGATION

    Since mid-1998 Apria has received a number of subpoenas and document requests from U.S. Attorneys' offices and from the U.S. Department of Health and Human Services. The subpoenas and requests generally ask for documents, such as patient files, billing records and other documents relating to billing practices, related to Apria's patients whose healthcare costs are paid by Medicare and other federal programs. Apria is cooperating with the government in connection with these investigations and is responding to the document requests and subpoenas. In July 1999, Apria received notification that the U.S. Attorney's office in Sacramento closed its criminal investigation file relating to eight subpoenas that had been issued by that office.

    In January 2001, Apria was informed by the U.S. Attorney's office in Los Angeles that the billing investigation being conducted by that office is the result of qui tam litigation filed on behalf of the government against Apria, and that the government is investigating certain allegations for the purpose of determining whether it will intervene in that litigation. The complaints in the litigation are under seal, however, and the government has not informed Apria of either the identity of the court or courts where the proceedings are pending, the date or dates instituted, the identity of the plaintiffs or the factual bases alleged to underlie the proceedings. To date, the U.S. Attorney's office has not informed Apria of any decision to intervene in the qui tam actions; however, it could reach a decision with respect to intervention soon.

    Apria has acknowledged that there may be errors and omissions in supporting documentation affecting a portion of its billings. If a judge, jury or administrative agency were to determine that such errors and omissions resulted in the submission of false claims to federal healthcare programs or significant overpayments by the government, Apria could face civil and administrative claims for refunds, sanctions and penalties for amounts that would be highly material to its business, results of operations and financial condition, including exclusion of Apria from participation in federal healthcare programs.

    Since early 2001, Apria has had discussions with representatives of the government concerning the results of a sampling of 300 patient files submitted by Apria in response to government subpoenas. The government's sample of 300 patient files includes approximately 2,300 "claims" or monthly invoices for services and products over a three-and-one-half year period from mid-1995 through year-end 1998. The government has alleged that certain of these claims, involving up to approximately $110,000 of aggregate billings, are inadequately supported by required documentation with the result, in the government's view, that Apria is liable for overpayments and penalties under the False Claims Act. On July 12, 2001, government representatives and counsel for the plaintiffs in the qui tam actions asserted that, by a process of extrapolation from the 300 patient sample to all of Apria's billings to the federal government during the sample period, Apria is liable to the government for treble damages of $309 million (based on an extrapolation to $103 million from the alleged false claims in the sample), plus penalties of $5,000 to $10,000 for each of over 900,000 allegedly false claims, or a range of total liability from $4.8 billion to over $9 billion.

    Apria considers these assertions and amounts to be unsupported both legally and factually. Apria's position is that the legal analysis of the government and the qui tam plaintiffs is incorrect, that their review of the sample vastly overstates the number and significance of deficiencies, and that the sampling and extrapolation methodologies under the circumstances are statistically flawed and legally problematic. Apria believes that the number of sample invoices affected by substantive errors or omissions in supporting documentation is much less than the government and the qui tam plaintiffs assert. Further, Apria believes that most of the alleged errors and omissions should not give rise to any liability, for refunds or otherwise. In fact, Apria believes that its total obligation to refund overpayments attributable to all of the substantively deficient documentation in the government's sample should be less than $10,000 instead of the $110,000 alleged by the government.

    Apria believes that the claims asserted are unwarranted and that Apria is in a position to assert numerous meritorious defenses. However, Apria cannot provide any assurances as to the outcome of these proceedings. Management cannot estimate the possible loss or range of loss that may result from these proceedings and therefore has not recorded any related accruals.

                                  SCHEDULE 6.13
                                  -------------

                                  SUBSIDIARIES

                            State of                               Outstanding
                         Incorporation/    Shares     % Owned by    Options,
Name                      Organization   Outstanding  Subsidiary  Warrants, etc.
----                     --------------  -----------  ----------  --------------

Apria Healthcare, Inc.         DE           1,000        100%*         None

Apria Number Two, Inc.         DE             100        100%*         None

ApriaCare Management           DE             100        100%**        None
Systems, Inc.

Apria Healthcare of            NY             300        100%**        None
New York State, Inc.

Apria Healthcare               CA             N/A        ***           None
Essentials, LLC


*Owned by Apria Healthcare Group Inc.

**Owned by Apria Healthcare, Inc.

***Apria Healthcare, Inc. is sole member

                                SCHEDULE 6.20(A)
                                ----------------

                                  REAL PROPERTY

Owned Real Property:

None.


Leased Real Property:

Street Address                             Suite                City                   State     Zip
------------------------------------------------------------------------------------------------------------------
4715 GAMBELL ST.                                                ANCHORAGE                AK      99503-7429
------------------------------------------------------------------------------------------------------------------
3519 INDUSTRIAL AVE.                                            FAIRBANKS                AK      99701
------------------------------------------------------------------------------------------------------------------
35348 K-B DR. #B-2                                              SOLDOTNA                 AK      99669
------------------------------------------------------------------------------------------------------------------
100 OXMOOR RD.                              104-106             BIRMINGHAM               AL      35209
------------------------------------------------------------------------------------------------------------------
175 W. OXMOOR RD.                           280                 BIRMINGHAM               AL      35209-6331
------------------------------------------------------------------------------------------------------------------
212 NORTH 25th ST.                                              BIRMINGHAM               AL      35203
------------------------------------------------------------------------------------------------------------------
5000 WHITEBURG DR.                          192                 HUNTSVILLE               AL      35802
------------------------------------------------------------------------------------------------------------------
4970 RANGELINE RD.                                              MOBILE                   AL      36619
------------------------------------------------------------------------------------------------------------------
5704 SOUTH 73rd PL.                                             FT. SMITH                AR      72903
------------------------------------------------------------------------------------------------------------------
2913 KING ST. #3                                                JONESBORO                AR      72401
------------------------------------------------------------------------------------------------------------------
1519 BOWMAN RD. #B & C                                          LITTLE ROCK              AR      72211
------------------------------------------------------------------------------------------------------------------
6701 WEST 12th ST. #14 & 15                                     LITTLE ROCK              AR      72204
------------------------------------------------------------------------------------------------------------------
124-A COMMERCIAL AVE.                                           LOWELL                   AR      72745
------------------------------------------------------------------------------------------------------------------
1514 GOLDRUSH RD. #242 & 244                                    BULLHEAD CITY            AZ      86442
------------------------------------------------------------------------------------------------------------------
2909 E. BROADWAY                                                PHOENIX                  AZ      85040
------------------------------------------------------------------------------------------------------------------
1912 THATCHER BLVD.                                             SAFFORD                  AZ      85548
------------------------------------------------------------------------------------------------------------------
4481 S. WHITE MOUNTAIN RD.                  E1                  SHOW LOW                 AZ      85901
------------------------------------------------------------------------------------------------------------------
900 E. WILCOX DR.                           L18                 SIERRA VISTA             AZ      85635
------------------------------------------------------------------------------------------------------------------
999 E. FRY BLVD.                            101                 SIERRA VISTA             AZ      85635
------------------------------------------------------------------------------------------------------------------
2850 E. VALENCIA RD.                                            TUCSON                   AZ      85706
------------------------------------------------------------------------------------------------------------------
2185 E. PALO VERDE                                              YUMA                     AZ      85365
------------------------------------------------------------------------------------------------------------------
1314 34TH ST.                               A-D                 BAKERSFIELD              CA      93301
------------------------------------------------------------------------------------------------------------------
1369 ROCKING "W" DR.                                            BISHOP                   CA      93514
------------------------------------------------------------------------------------------------------------------
909 EAST 236TH ST.                          173                 CARSON                   CA      90745
------------------------------------------------------------------------------------------------------------------
3028 ESPLANADE                              G                   CHICO                    CA      95973
------------------------------------------------------------------------------------------------------------------
14860 OLYMPIC DR.                                               CLEARLAKE                CA      95422
------------------------------------------------------------------------------------------------------------------
2260 OGULIN CANYON RD.                      J-16                CLEARLAKE                CA      95422
------------------------------------------------------------------------------------------------------------------
4095 PIKE LANE                                                  CONCORD                  CA      94520
------------------------------------------------------------------------------------------------------------------
1590 CORPORATE DR.                                              COSTA MESA               CA      92626
------------------------------------------------------------------------------------------------------------------
3500 HYLAND AVE.                                                COSTA MESA               CA      92626
------------------------------------------------------------------------------------------------------------------
3530 HYLAND AVE.                                                COSTA MESA               CA      92626
------------------------------------------------------------------------------------------------------------------
3550 HYLAND AVE.                                                COSTA MESA               CA      92626
------------------------------------------------------------------------------------------------------------------
3555 HARBOR GATEWAY SOUTH                   B & C2              COSTA MESA               CA      92626
------------------------------------------------------------------------------------------------------------------
3560 HYLAND AVE.                                                COSTA MESA               CA      92626
------------------------------------------------------------------------------------------------------------------
318 N. VINCENT AVE.                         290                 COVINA                   CA      91722
------------------------------------------------------------------------------------------------------------------
630 "G" ST.                                                     CRESCENT CITY            CA      95531
------------------------------------------------------------------------------------------------------------------
401 W. MAIN ST.                                                 EL CENTRO                CA      92243
------------------------------------------------------------------------------------------------------------------
1735 2ND ST.                                                    EUREKA                   CA      95501
------------------------------------------------------------------------------------------------------------------
790 CHADBOURNE RD.                          B                   FAIRFIELD                CA      94559
------------------------------------------------------------------------------------------------------------------
301-305 E. REDWOOD AVE.                                         FORT BRAGG               CA      95437
------------------------------------------------------------------------------------------------------------------
4747 N. BENDEL AVE.                         104 & 105           FRESNO                   CA      93722
------------------------------------------------------------------------------------------------------------------
5090 N. WEBER                               B4 & A8             FRESNO                   CA      93722
------------------------------------------------------------------------------------------------------------------
220 SCOTTSVILLE DR. #A                                          JACKSON                  CA      95642
------------------------------------------------------------------------------------------------------------------
43301 DIVISION ST.                          311-313             LANCASTER                CA      93535
------------------------------------------------------------------------------------------------------------------
2260 COOPER AVE.                            B                   MERCED                   CA      95348-4306
------------------------------------------------------------------------------------------------------------------
4400 SISK RD.                                                   MODESTO                  CA      95356
------------------------------------------------------------------------------------------------------------------
1 LOWER RAGSDALE DR.                        3,  STE 600         MONTEREY                 CA      93540
------------------------------------------------------------------------------------------------------------------
2150 N. TRABAJO                                                 OXNARD                   CA      93030
------------------------------------------------------------------------------------------------------------------
1050 PALM CANYON DR.                                            PALM SPRINGS             CA      92262
------------------------------------------------------------------------------------------------------------------
6200 ENTERPRISE DR.                         H                   PLACERVILLE              CA      95619
------------------------------------------------------------------------------------------------------------------
45 COMMERCE ST.                                                REDDING                  CA      96002
------------------------------------------------------------------------------------------------------------------
1880 IOWA AVE.                              400                 RIVERSIDE                CA      92507
------------------------------------------------------------------------------------------------------------------
4244 S. MARKET CT.                          A                   SACRAMENTO               CA      95834
------------------------------------------------------------------------------------------------------------------
7130 MIRAMAR RD. #30                                            SAN DIEGO                CA      92121
------------------------------------------------------------------------------------------------------------------
9115 ACTIVITY RD.                                               SAN DIEGO                CA      92108
------------------------------------------------------------------------------------------------------------------
555 FIRST STREET                                                SAN FERNANDO             CA      91340
------------------------------------------------------------------------------------------------------------------
2040 CORPORATE CT.                                              SAN JOSE                 CA      95131
------------------------------------------------------------------------------------------------------------------
2995 MCMILLAN AVE.                                              SAN LUIS OBISPO          CA      93401
------------------------------------------------------------------------------------------------------------------
185 N. PACIFIC ST.                          R4                  SAN MARCOS               CA      92069
------------------------------------------------------------------------------------------------------------------
4501 W. MacARTHUR #1161                                         SANTA ANA                CA      92704
------------------------------------------------------------------------------------------------------------------
190 WYE ROAD                                G6                  SANTA BARBARA            CA      93110
------------------------------------------------------------------------------------------------------------------
1265-A McCOY LN.                                                SANTA MARIA              CA      93455
------------------------------------------------------------------------------------------------------------------
3636 LAUGHLIN RD.                           190                 SANTA ROSA               CA      95403
------------------------------------------------------------------------------------------------------------------
476-480 CARLTON COURT                                           SOUTH SAN FRANCISCO      CA      94080
------------------------------------------------------------------------------------------------------------------
7720 LORRAINE AVE.                          114                 STOCKTON                 CA      95210
------------------------------------------------------------------------------------------------------------------
1445 PAUL BUNYAN RD. #C                                         SUSANVILLE               CA      96130
------------------------------------------------------------------------------------------------------------------
2521 MICHELLE AVE.                          100                 TUSTIN                   CA      92780
------------------------------------------------------------------------------------------------------------------
221 E. GOBBI ST.                                                UKIAH                    CA      95482
------------------------------------------------------------------------------------------------------------------
30116 EIGENBRODT WAY                                            UNION CITY               CA      94587
------------------------------------------------------------------------------------------------------------------
14464 ATSTAR DR.                            101, 102, 103 (&    VICTORVILLE              CA      92392
                                            gas at 104)
------------------------------------------------------------------------------------------------------------------
1526 E. MINERAL KING AVE.                                       VISALIA                  CA      93291
------------------------------------------------------------------------------------------------------------------
767 KILEY AVE.                              Q-04                YUBA CITY                CA      95991
------------------------------------------------------------------------------------------------------------------
990 KLAMATH LANE                            11                  YUBA CITY                CA      95993
------------------------------------------------------------------------------------------------------------------
1110 WEST AVE.                                                  ALAMOSA                  CO      81101
------------------------------------------------------------------------------------------------------------------
109 LATIGO LN. #G                                               CANON CITY               CO      81212
------------------------------------------------------------------------------------------------------------------
6275 - 6325 CORPORATE DR.                   CORPORATE CENTRE    COLORADO SPRINGS         CO      80919
                                            BUSINESS PARK
------------------------------------------------------------------------------------------------------------------
1108 N. MILDRED                                                 CORTEZ                   CO      81321
------------------------------------------------------------------------------------------------------------------
629 CRAWFORD AVE.                           E9                  DELTA                    CO      81416
------------------------------------------------------------------------------------------------------------------
3206 MAIN AVE.                              4 - OFFICE 7        DURANGO                  CO      81301
------------------------------------------------------------------------------------------------------------------
1337 RIVERSIDE                              1                   FORT COLLINS             CO      80524
------------------------------------------------------------------------------------------------------------------
1048 INDEPENDENT AVE.                       A110, UNIT B        GRAND JUNCTION           CO      81505
------------------------------------------------------------------------------------------------------------------
666 PATTERSON RD.                           A-1                 GRAND JUNCTION           CO      81501
------------------------------------------------------------------------------------------------------------------
1675 18TH AVE.                                                  GREELEY                  CO      80631
------------------------------------------------------------------------------------------------------------------
1600 E. 6th ST.                             174                 LA JUNTA                 CO      81050
------------------------------------------------------------------------------------------------------------------
300 E. MINERAL AVE.                                             LITTLETON                CO      80122
------------------------------------------------------------------------------------------------------------------
8000 S. LINCOLN AVE.                        8 & 9               LITTLETON                CO      80122
------------------------------------------------------------------------------------------------------------------
1649 MAIN ST.                                                   LONGMONT                 CO      80501
------------------------------------------------------------------------------------------------------------------
385 S. PIERCE ST.                           A&B                 LOUISVILLE               CO      80027
------------------------------------------------------------------------------------------------------------------
1714 E. TOPAZ DR.                           100, 105, 110,      LOVELAND                 CO      80537
                                            205, 210, 215

------------------------------------------------------------------------------------------------------------------
6909 SHANNON CT.                            E43                 LOVELAND                 CO      80537
------------------------------------------------------------------------------------------------------------------
6061 COUNTY RD. 335                         62                  NEW CASTLE               CO      81647
------------------------------------------------------------------------------------------------------------------
607 N. SANTA FE                                                 PUEBLO                   CO      81003
------------------------------------------------------------------------------------------------------------------
305 WEST 2nd St. #2                                             WRAY                     CO      80758
------------------------------------------------------------------------------------------------------------------
36415 HWY 385                                                   WRAY                     CO      80758
------------------------------------------------------------------------------------------------------------------
40 SEBETHE  DR.                                                 CROMWELL                 CT      06416
------------------------------------------------------------------------------------------------------------------
20 MURPHY RD.                                                   FRANKLIN                 CT      06254
------------------------------------------------------------------------------------------------------------------
225 LAKE DR.                                                    NEWARK                   DE      19702
------------------------------------------------------------------------------------------------------------------
13891 JETPORT LOOP                                              FORT MYERS               FL      33913
------------------------------------------------------------------------------------------------------------------
16550 SCHEER BLVD.                          3                   HUDSON                   FL      34667
------------------------------------------------------------------------------------------------------------------
3782 (3802) E. GULF TO LAKE HWY             14                  INVERNESS                FL      34453
------------------------------------------------------------------------------------------------------------------
9143 PHILLIPS HWY                           280                 JACKSONVILLE             FL      32256
------------------------------------------------------------------------------------------------------------------
10810 72ND ST. #205                                             LARGO                    FL      33777
------------------------------------------------------------------------------------------------------------------
274 N. WICKHAM RD.                                              MELBOURNE                FL      32925
------------------------------------------------------------------------------------------------------------------
10350 USA TODAY WAY                                             MIRAMAR                  FL      33025-3901
------------------------------------------------------------------------------------------------------------------
3443 PARKWAY CENTER CT.                     & 3457/3461         ORLANDO                  FL      32808
                                            PARKWAY CENTER
------------------------------------------------------------------------------------------------------------------
3636-D NORTH "L" ST.                        B                   PENSACOLA                FL      32505
------------------------------------------------------------------------------------------------------------------
327 INTERSTATE BLVD.                                            SARASOTA                 FL      34240
------------------------------------------------------------------------------------------------------------------
7882 SW ELLIPSE WAY                                             STUART                   FL      34997
------------------------------------------------------------------------------------------------------------------
5402 BEAUMONT CENTER BLVD.                  114                 TAMPA                    FL      33634
------------------------------------------------------------------------------------------------------------------
5414 BEAUMONT CENTER BLVD.                  210                 TAMPA                    FL      33634
------------------------------------------------------------------------------------------------------------------
9834 CURRIE DAVIS DR.                                           TAMPA                    FL      33619
------------------------------------------------------------------------------------------------------------------
2200 N. FLORIDA MANGO RD.                   3 & 4               WEST PALM BEACH          FL      33409
------------------------------------------------------------------------------------------------------------------
3629 HAVENDALE BLVD. N.W.                                       WINTER HAVEN             FL      33881
------------------------------------------------------------------------------------------------------------------
1225 OLD ALPHARETTA RD., SUITE 295                              ALPHARETTA               GA      30005
------------------------------------------------------------------------------------------------------------------
4555 MANSELL RD.                            220                 ALPHARETTA               GA      30022
------------------------------------------------------------------------------------------------------------------
5095 JEFFERSON RD. #100                                         ATHENS                   GA      30607-1720
------------------------------------------------------------------------------------------------------------------
200 CLEVELAND RD. #2                                            BOGART                   GA      30622
------------------------------------------------------------------------------------------------------------------
945 JOE FRANK HARRIS PKWY                                       CARTERSVILLE             GA      30120-2130
------------------------------------------------------------------------------------------------------------------
157 N. MAIN ST.                                                 CEDARTOWN                GA      30125-2645
------------------------------------------------------------------------------------------------------------------
52 MOUNTAIN DR.                                                 DAHLONEGA                GA      30533-1601
------------------------------------------------------------------------------------------------------------------
105 ADAMS DR.                                                   DEMOREST                 GA      30535-4501
------------------------------------------------------------------------------------------------------------------
2763 MEADOW CHURCH RD. #100                                     DULUTH                   GA      30097-4989
------------------------------------------------------------------------------------------------------------------
2545 FLINTRIDGE RD. #110                                        GAINESVILLE              GA      30501-7428
------------------------------------------------------------------------------------------------------------------
742 MAIN ST. SW                                                 GAINESVILLE              GA      30501
------------------------------------------------------------------------------------------------------------------
68 BULLSBORO DR.                                                NEWNAN                   GA      30263
------------------------------------------------------------------------------------------------------------------
5555 OAKBROOK PKWY                          470                 NORCROSS                 GA      30093
------------------------------------------------------------------------------------------------------------------
1102 NORTH 5th AVE.                                             ROME                     GA      30165-2604
------------------------------------------------------------------------------------------------------------------
703 MARTHA BERRY BLVD.                                          ROME                     GA      30165-1637
------------------------------------------------------------------------------------------------------------------
811 LAUKAPU ST.                             9                   HILO                     HI      96720
------------------------------------------------------------------------------------------------------------------
251 LALO PL.                                A-1                 KAHULUI                  HI      96732
------------------------------------------------------------------------------------------------------------------
285 HOOHANA ST.                             973 & 0163          KAHULUI                  HI      96732
------------------------------------------------------------------------------------------------------------------
431 ALAMAHA ST. #2 & 3B                                         KAHULUI                  HI      96732
------------------------------------------------------------------------------------------------------------------
73-5562 LAWEHANA ST.                        G48 (indicated as   KAILUA-KONA              HI      96740
                                            1-70-48 on invoice)
------------------------------------------------------------------------------------------------------------------
KALAE HWY - KUALAPUU BUSINESS CENTER                            KUALAPUU                 HI      96757
------------------------------------------------------------------------------------------------------------------
3134 KUHIO HWY.                             2*1*16              LIHUE                    HI      96766
------------------------------------------------------------------------------------------------------------------
98-720 KUAHAO PL.                                               PEARL CITY               HI      96782
------------------------------------------------------------------------------------------------------------------
126 S. 3rd ST.                                                  AMES                     IA      50010
------------------------------------------------------------------------------------------------------------------
609 N. COURT ST.                                                CARROLL                  IA      51401
------------------------------------------------------------------------------------------------------------------
701 W. TOWNLINE                             D & B               CRESTON                  IA      50801
------------------------------------------------------------------------------------------------------------------
351 WEST 76TH ST.                                               DAVENPORT                IA      52806
------------------------------------------------------------------------------------------------------------------
6525 CENTER ST.                             E-10                DES MOINES               IA      50312
------------------------------------------------------------------------------------------------------------------
218 E. BENTON ST.                           2                   IOWA CITY                IA      52240
------------------------------------------------------------------------------------------------------------------
2949 & 2957 SIERRA CT.                                          IOWA CITY                IA      52246
------------------------------------------------------------------------------------------------------------------
4165 NAPLES AVE.  #2                                            IOWA CITY                IA      52240-8598
------------------------------------------------------------------------------------------------------------------
5267 MERLE HAY RD.                          K17 & M15           JOHNSTON                 IA      50131
------------------------------------------------------------------------------------------------------------------
1515 BLAIRS FERRY RD.                       B                   MARION                   IA      52302
------------------------------------------------------------------------------------------------------------------
2849-A N. COURT RD.                                             OTTUMWA                  IA      52501
------------------------------------------------------------------------------------------------------------------
111 E. WASHINGTON (AT 2ND ST.)                                  RED OAK                  IA      51566
------------------------------------------------------------------------------------------------------------------
2400 PIERCE ST.                                                 SIOUX CITY               IA      51104
------------------------------------------------------------------------------------------------------------------
628 GENESEO                                                     STORM LAKE               IA      50588-1833
------------------------------------------------------------------------------------------------------------------
11212-24 AURORA AVE.                                            URBANDALE                IA      50322
------------------------------------------------------------------------------------------------------------------
2530 FALLS AVE.                                                 WATERLOO                 IA      50701
------------------------------------------------------------------------------------------------------------------
77 COMMERCE                                 B                   HAYDEN                   ID      83835
------------------------------------------------------------------------------------------------------------------
1103 MARTIN LUTHER KING DR.                 B                   BLOOMINGTON              IL      61704
------------------------------------------------------------------------------------------------------------------
8120 S. MADISON ST.                                             BURR RIDGE               IL      60521
------------------------------------------------------------------------------------------------------------------
19 ABC PARKWAY                                                  COLLINSVILLE             IL      62234
------------------------------------------------------------------------------------------------------------------
4711 WEST 135TH ST.                                             CRESTWOOD                IL      60445
------------------------------------------------------------------------------------------------------------------
515 AVENUE A                                                    DANVILLE                 IL      61832-5503
------------------------------------------------------------------------------------------------------------------
3453 RUPP PKWY, BLDG #8                     PARK 100            DECATUR                  IL      62526
                                            INDUSTRIAL PARK
------------------------------------------------------------------------------------------------------------------
311 E. WATER ST                                                 GALESBURG                IL      61402
------------------------------------------------------------------------------------------------------------------
1132 VETERANS DR.                                               JACKSONVILLE             IL      62650
------------------------------------------------------------------------------------------------------------------
2302 OAK LEAF ST.                                               JOLIET                   IL      60435
------------------------------------------------------------------------------------------------------------------
10910 N. SECOND ST.                                             MACHESNEY PARK           IL      61115
------------------------------------------------------------------------------------------------------------------
11320 N. 2ND ST.                            193                 MACHESNEY PARK           IL      61115
------------------------------------------------------------------------------------------------------------------
1912 W. RENDLEMAN ST.                                           MARION                   IL      62959
------------------------------------------------------------------------------------------------------------------
218 NORTH 9th ST.                                               MT. VERNON               IL      62864-3937
------------------------------------------------------------------------------------------------------------------
1300 W. OGDEN AVE.                                              NAPERVILLE               IL      60563
------------------------------------------------------------------------------------------------------------------
7847 N. CALDWELL AVE.                                           NILES                    IL      60714
------------------------------------------------------------------------------------------------------------------
507 E. ARMSTRONG AVE.                       2007 & 2041A        PEORIA                   IL      61603-3201
------------------------------------------------------------------------------------------------------------------
7708 N. HARKER DR.                                              PEORIA                   IL      61615
------------------------------------------------------------------------------------------------------------------
5320 MAINSAIL DR.                                               ROSCOE                   IL      61073
------------------------------------------------------------------------------------------------------------------
9123 N. SECOND                              1,38,39,41,42       ROSCOE                   IL      61073
------------------------------------------------------------------------------------------------------------------
81 E. REMINGTON RD.                                             SCHAUMBURG               IL      60173-3707
------------------------------------------------------------------------------------------------------------------
2833-2837 SINGER AVE.                                           SPRINGFIELD              IL      62703
------------------------------------------------------------------------------------------------------------------
1410 N. BLOOMINGTON ST., #3                                     STREATOR                 IL      61364
------------------------------------------------------------------------------------------------------------------
3802 INDUSTRIAL BLVD.                       3                   BLOOMINGTON              IN      47403
------------------------------------------------------------------------------------------------------------------
13195 BANK ST. #                                                DILLSBORO                IN      47018
------------------------------------------------------------------------------------------------------------------
2101 MAXWELL AVE.                                               EVANSVILLE               IN      47711
------------------------------------------------------------------------------------------------------------------
7515 WESTFIELD DR.                                              FORT WAYNE               IN      46825
------------------------------------------------------------------------------------------------------------------
7353 COMPANY DR.                                                INDIANAPOLIS             IN      46237
------------------------------------------------------------------------------------------------------------------
711 S. REED RD.                                                 KOKOMO                   IN      46901
------------------------------------------------------------------------------------------------------------------
1160 CREASEY LN.                            3                   LAFAYETTE                IN      47905
------------------------------------------------------------------------------------------------------------------
1581 E. 90TH PL.                                                MERRILLVILLE             IN      46410
-----------------------------------------------------------------------------------------------------------------
4401 W. WILLIAMSBURG BLVD.                                      MUNCIE                   IN      47304-5528
------------------------------------------------------------------------------------------------------------------
3371 CLEVELAND RD. EXTENSION #315                               SOUTH BEND               IN      46628-9780
------------------------------------------------------------------------------------------------------------------
1714 NORTH 5TH ST.                                              TERRE HAUTE              IN      47804
------------------------------------------------------------------------------------------------------------------
1709 WEST 7th ST.                                               CHANUTE                  KS      66720
------------------------------------------------------------------------------------------------------------------
1255 S. COUNTRY CLUB DR.                                        COLBY                    KS      67701
------------------------------------------------------------------------------------------------------------------
408 W. FRONTVIEW ST.                                            DODGE CITY               KS      67801-2211
------------------------------------------------------------------------------------------------------------------
306 EAST 23rd ST.                                               FORT SCOTT               KS      66701
------------------------------------------------------------------------------------------------------------------
204 E. FIFTH ST.                                                GARNETT                  KS      66032-1516
------------------------------------------------------------------------------------------------------------------
2009 VINE ST.                                                   HAYS                     KS      67601
------------------------------------------------------------------------------------------------------------------
900 WEST MYRTLE ST. #100-101                                    INDEPENDENCE             KS      67301-3242
------------------------------------------------------------------------------------------------------------------
67 SOUTHWEST BLVD.                          (in units 61-67)    KANSAS CITY              KS      66103-2130
------------------------------------------------------------------------------------------------------------------
9500 WIDMER RD.                                                 LENEXA                   KS      66215
------------------------------------------------------------------------------------------------------------------
1109 W. CRAWFORD                                                SALINA                   KS      67402-0765
------------------------------------------------------------------------------------------------------------------
1111 W. CRAWFORD                                                SALINA                   KS      67401
------------------------------------------------------------------------------------------------------------------
6261-B SW 9th ST.                                               TOPEKA                   KS      66615
------------------------------------------------------------------------------------------------------------------
7803 E. OSIE                                101 - 120           WICHITA                  KS      67207
------------------------------------------------------------------------------------------------------------------
1051 BRYANT WAY                                                 BOWLING GREEN            KY      42103
------------------------------------------------------------------------------------------------------------------
316 14th ST.                                and 1651-1653 S.    HENDERSON                KY      42420-2720
                                            GREEN ST.
------------------------------------------------------------------------------------------------------------------
2717 FORT CAMPBELL BLVD.                                        HOPKINSVILLE             KY      42240
------------------------------------------------------------------------------------------------------------------
2601 REGENCY RD. #A                                             LEXINGTON                KY      40503
------------------------------------------------------------------------------------------------------------------
813 N. MAIN ST.                                                 LONDON                   KY      40741
------------------------------------------------------------------------------------------------------------------
1805 TAYLOR AVE.                                                LOUISVILLE               KY      40213
------------------------------------------------------------------------------------------------------------------
2928 PARK AVE. #H                                               PADUCAH                  KY      42001
------------------------------------------------------------------------------------------------------------------
5311 KENTUCKY RT. 321 #7                                        PRESTONSBURG             KY      41653
------------------------------------------------------------------------------------------------------------------
701 BOLTON AVE. #D                                              ALEXANDRIA               LA      71301
------------------------------------------------------------------------------------------------------------------
6730 EXCHEQUER AVE.                                             BATON ROUGE              LA      70809
------------------------------------------------------------------------------------------------------------------
1510 KUEBEL ST.                                                 JEFFERSON                LA      70123
------------------------------------------------------------------------------------------------------------------
4740 W. CONGRESS ST.                                            LAFAYETTE                LA      70506
------------------------------------------------------------------------------------------------------------------
1830 RYAN                                   D & E               LAKE CHARLES             LA      71201
------------------------------------------------------------------------------------------------------------------
2113 JUSTICE ST.                                                MONROE                   LA      71201
------------------------------------------------------------------------------------------------------------------
5203 INTERSTATE AVE.                                            SHREVEPORT               LA      71109-6596
------------------------------------------------------------------------------------------------------------------
208 SOUTHBRIDGE ST.                                             AUBURN                   MA      01501
------------------------------------------------------------------------------------------------------------------
140 MAIN ST.                                715                 NORTH READING            MA      01864
------------------------------------------------------------------------------------------------------------------
575 UNIVERSITY AVE.                         3                   NORWOOD                  MA      02062
------------------------------------------------------------------------------------------------------------------
630 MacARTHUR BLVD.                                             POCASSET                 MA      02559
------------------------------------------------------------------------------------------------------------------
120 CARANDO DR.                                                 SPRINGFIELD              MA      01104
------------------------------------------------------------------------------------------------------------------
170 CARANDO DR.                                                 SPRINGFIELD              MA      01104
------------------------------------------------------------------------------------------------------------------
1658 G.A.R. HIGHWAY                         3                   SWANSEA                  MA      02777
------------------------------------------------------------------------------------------------------------------
874 COUNTY ST.                              335                 TAUNTON                  MA      02780
------------------------------------------------------------------------------------------------------------------
260 FORDHAM RD.                             C                   WILMINGTON               MA      01887
------------------------------------------------------------------------------------------------------------------
815-A WOBURN ST.                                                WILMINGTON               MA      01887
------------------------------------------------------------------------------------------------------------------
9321-I PHILADELPHIA RD.                                         BALTIMORE                MD      21237
------------------------------------------------------------------------------------------------------------------
12400 KILN COURT                                                BELTSVILLE               MD      20705
------------------------------------------------------------------------------------------------------------------
219 MARLBORO RD.                                                EASTON                   MD      21601-2720
------------------------------------------------------------------------------------------------------------------
919 SWEENEY DR.                                                 HAGERSTOWN               MD      21740
------------------------------------------------------------------------------------------------------------------
407 WINFIELD AVE.                                               SALISBURY                MD      21801-2197
------------------------------------------------------------------------------------------------------------------
100 DOWD RD.                                                    BANGOR                   ME      04401
------------------------------------------------------------------------------------------------------------------
14 YARMOUTH JUNCTION                        (AT N. ELM ST.)     YARMOUTH                 ME      04096
------------------------------------------------------------------------------------------------------------------
1665 HIGHLAND DR. #D                        (Elec. listed as    ANN ARBOR                MI      48108
                                            #C)
------------------------------------------------------------------------------------------------------------------
5615 STATION DR.                            CB29                CALUMET                  MI      49913
------------------------------------------------------------------------------------------------------------------
411 WEST 5TH ST.                                                CLARE                    MI      48617
------------------------------------------------------------------------------------------------------------------
1323 LUDINGTON ST.                                              ESCANABA                 MI      49829
------------------------------------------------------------------------------------------------------------------
4513 BROADMOOR AVE., S.E.                   D                   GRAND RAPIDS             MI      49512
------------------------------------------------------------------------------------------------------------------
704 W. SHARON AVE.                                              HOUGHTON                 MI      49931
------------------------------------------------------------------------------------------------------------------
9857 U.S. 31 SOUTH                                              INTERLOCHEN              MI      49643
------------------------------------------------------------------------------------------------------------------
116 S. MERRITT ST.                                              IRON MOUNTAIN            MI      49801
------------------------------------------------------------------------------------------------------------------
606 E. MICHIGAN AVE.                                            JACKSON                  MI      49201
------------------------------------------------------------------------------------------------------------------
5234 AZO COURT                                                  KALAMAZOO                MI      49001
------------------------------------------------------------------------------------------------------------------
4312 SO. CREYTS RD.                                             LANSING                  MI      48912
------------------------------------------------------------------------------------------------------------------
4728 WEST U. S. 10                                              LUDINGTON                MI      49431
------------------------------------------------------------------------------------------------------------------
925 W. WASHINGTON ST.                                           MARQUETTE                MI      49855-4061
------------------------------------------------------------------------------------------------------------------
2011 10TH ST.                                                   MENOMINEE                MI      49858
------------------------------------------------------------------------------------------------------------------
600 E. MORLEY DR.                                               SAGINAW                  MI      48601
------------------------------------------------------------------------------------------------------------------
103 W. SANILAC                                                  SANDUSKY                 MI      48471
------------------------------------------------------------------------------------------------------------------
323 W. GLENLORD RD.                                             ST. JOSEPH               MI      49085
------------------------------------------------------------------------------------------------------------------
1755 MAPLELAWN DR.                                              TROY                     MI      48084
------------------------------------------------------------------------------------------------------------------
508 BULLOCK ST.                                                 WHITTEMORE               MI      48770
------------------------------------------------------------------------------------------------------------------
701 N. SIXTH AVE.                                               DULUTH                   MN      55805
------------------------------------------------------------------------------------------------------------------
131 CHESHIRE LANE                           500                 MINNETONKA               MN      55305
------------------------------------------------------------------------------------------------------------------
1500 OPPORTUNITY RD.                                            ROCHESTER                MN      55901
------------------------------------------------------------------------------------------------------------------
1501 NORTHWAY DR.                                               ST. CLOUD                MN      56303
------------------------------------------------------------------------------------------------------------------
451 EAST ST. GERMAIN ST.                    3                   ST. CLOUD                MN      56304
------------------------------------------------------------------------------------------------------------------
1645 ENERGY PARK DR.                                            ST. PAUL                 MN      55108-2700
------------------------------------------------------------------------------------------------------------------
1260 FRONTAGE RD. WEST                      #M                  STILLWATER               MN      55082-2103
------------------------------------------------------------------------------------------------------------------
2012 S. ELLIOTT AVE. #D                                         AURORA                   MO      65605
------------------------------------------------------------------------------------------------------------------
545 N. BUSINESS HWY 65 #DME                                     BRANSON                  MO      65616-4500
------------------------------------------------------------------------------------------------------------------
BUSINESS HWY 65 NORTH, LEVEL 1                                  BRANSON                  MO
------------------------------------------------------------------------------------------------------------------
307 E. McELWAIN RD.                                             CAMERON                  MO      64429
------------------------------------------------------------------------------------------------------------------
1405 MT. AUBURN RD.                                             CAPE GIRARDEAU           MO      63701
------------------------------------------------------------------------------------------------------------------
433 S. GARRISON AVE.                                            CARTHAGE                 MO      64836
------------------------------------------------------------------------------------------------------------------
16824 CHESTERFIELD AIRPORT RD.              5002 & 5004         CHESTERFIELD             MO      63005
------------------------------------------------------------------------------------------------------------------
1669 NORTH 2ND ST. #A-C                     (elec. at #I & J)   CLINTON                  MO      64735
------------------------------------------------------------------------------------------------------------------
1604-B BUSINESS LOOP 70 WEST                                    COLUMBIA                 MO      65202
------------------------------------------------------------------------------------------------------------------
2694 HIGHWAY 67 SOUTH                                           FARMINGTON               MO      63640
------------------------------------------------------------------------------------------------------------------
3230 WISCONSIN, #A                                              JOPLIN                   MO      64804
------------------------------------------------------------------------------------------------------------------
102 S. FORREST                                                  LIBERTY                  MO      64068
------------------------------------------------------------------------------------------------------------------
249 W. MILL ST.                                                 LIBERTY                  MO      64068
------------------------------------------------------------------------------------------------------------------
210 N. CENTENNIAL                                               NEVADA                   MO      64772-4117
------------------------------------------------------------------------------------------------------------------
1104 VINE ST.                                                   POPLAR BLUFF             MO      63901
------------------------------------------------------------------------------------------------------------------
110 FAIRGROUNDS RD.                                             ROLLA                    MO      65401
------------------------------------------------------------------------------------------------------------------
117 SMITH ST. #105                                              SIKESTON                 MO      63801
------------------------------------------------------------------------------------------------------------------
1601  W. SUNSHINE                           B&C                 SPRINGFIELD              MO      65807
------------------------------------------------------------------------------------------------------------------
1821 W. SUNSET ST.                                              SPRINGFIELD              MO      65807-5901
------------------------------------------------------------------------------------------------------------------
8248 LACKLAND RD.                                               ST. JOHN                 MO      63114
------------------------------------------------------------------------------------------------------------------
4416 S. 40TH                                                    ST. JOSEPH               MO      64503
------------------------------------------------------------------------------------------------------------------
8440 ST. CHARLES ROCK RD.                   566 & 554           ST. LOUIS                MO      63114
------------------------------------------------------------------------------------------------------------------
100 DIDION RD.                                                  ST. PETERS               MO      63376-3944
------------------------------------------------------------------------------------------------------------------
1742 PASS ROAD K-20                                             BILOXI                   MS      39531
------------------------------------------------------------------------------------------------------------------
2198 PASS RD.                                                   BILOXI                   MS      39531
------------------------------------------------------------------------------------------------------------------
200 NORTH 40TH AVE.                         5, 6, 7, & 10       HATTIESBURG              MS      39401
------------------------------------------------------------------------------------------------------------------
2715 N. STATE ST.                           & 540 TAYLOR ST.    JACKSON                  MS      39216
------------------------------------------------------------------------------------------------------------------
1312 22ND AVENUE                                                MERIDIAN                 MS      39301
------------------------------------------------------------------------------------------------------------------
1139 NORTH 27th ST. #C-1                                        BILLINGS                 MT      59103
------------------------------------------------------------------------------------------------------------------
33 SPANISH PEAK DR.                                             BOZEMAN                  MT      59718
------------------------------------------------------------------------------------------------------------------
92-A HWY 2 EAST                                                 GLASGOW                  MT      59230-2001
------------------------------------------------------------------------------------------------------------------
815 26th ST. NORTH                                              GREAT FALLS              MT      59401
------------------------------------------------------------------------------------------------------------------
1524 CEDAR ST.                                                  HELENA                   MT      59601-1021
------------------------------------------------------------------------------------------------------------------
2221 LIVINGSTON AVE.                                            MISSOULA                 MT      59801-7505
------------------------------------------------------------------------------------------------------------------
137 GLENN BRIDGE RD.                                            ARDEN                    NC      28704
------------------------------------------------------------------------------------------------------------------
1901-D CROSS BEAM DR.                                           CHARLOTTE                NC      28217
------------------------------------------------------------------------------------------------------------------
4859 CUMBERLAND RD.                                             FAYETTEVILLE             NC      28306
------------------------------------------------------------------------------------------------------------------
4249 PIEDMONT PKWY.                         101                 GREENSBORO               NC      27410
------------------------------------------------------------------------------------------------------------------
702 W.H. SMITH BLVD.                        A                   GREENVILLE               NC      27834
------------------------------------------------------------------------------------------------------------------
415 WESTERN BLVD.                           B                   JACKSONVILLE             NC      28546
------------------------------------------------------------------------------------------------------------------
1400 S. STERLING ST.                        H291 & H302         MORGANTON                NC      28655
------------------------------------------------------------------------------------------------------------------
2600 PERIMETER PARK DR.                     100                 MORRISVILLE              NC      27560
------------------------------------------------------------------------------------------------------------------
165 PAGE RD.                                E-64                PINEHURST                NC      28374
------------------------------------------------------------------------------------------------------------------
501 COVIL AVE.                              400                 WILMINGTON               NC      28403
------------------------------------------------------------------------------------------------------------------
612 FLACK AVE.                                                  ALLIANCE                 NE      69301
------------------------------------------------------------------------------------------------------------------
500 MARKET ST.                                                  BEATRICE                 NE      68310
------------------------------------------------------------------------------------------------------------------
625-631 WEST 3RD ST.                                            CHADRON                  NE      69337
------------------------------------------------------------------------------------------------------------------
1254 12th AVE.                                                  COLUMBUS                 NE      68601
------------------------------------------------------------------------------------------------------------------
3022 W. OLD POTASH RD.                                          GRAND ISLAND             NE      68803
------------------------------------------------------------------------------------------------------------------
436 N. MINNESOTA                                                HASTINGS                 NE      68901
------------------------------------------------------------------------------------------------------------------
3700 N. 2ND AVE.                                                KEARNEY                  NE      68847
------------------------------------------------------------------------------------------------------------------
1631 CUSHMAN DR.                                                LINCOLN                  NE      68512
------------------------------------------------------------------------------------------------------------------
4911 S. 14TH ST.                            220                 LINCOLN                  NE      68512
------------------------------------------------------------------------------------------------------------------
711 EAST 11TH ST.                                               McCOOK                   NE      69001
------------------------------------------------------------------------------------------------------------------
214 EAST 5TH                                                    NORTH PLATTE             NE      69101
------------------------------------------------------------------------------------------------------------------
214 EAST 5TH                                                    NORTH PLATTE             NE      69103
------------------------------------------------------------------------------------------------------------------
214 EAST 5TH ST.                                                NORTH PLATTE             NE      69101
------------------------------------------------------------------------------------------------------------------
5505 F ST.                                                      OMAHA                    NE      68117
------------------------------------------------------------------------------------------------------------------
3912 AVENUE B                                                   SCOTTSBLUFF              NE      69361
------------------------------------------------------------------------------------------------------------------
1121 ILLINOIS ST.                                               SIDNEY                   NE      69162
------------------------------------------------------------------------------------------------------------------
915 HOLT AVE.                               2 & 3               MANCHESTER               NH      03109
------------------------------------------------------------------------------------------------------------------
915 HOLT AVE.                               C20-242             MANCHESTER               NH      03109
------------------------------------------------------------------------------------------------------------------
41 INTERCHANGE DR.                          1, UNIT 419         WEST LEBANON             NH      03784
------------------------------------------------------------------------------------------------------------------
2628 FIRE ROAD                              301                 EGG HARBOR TOWNSHIP      NJ      08234
------------------------------------------------------------------------------------------------------------------
170 OBERLIN AVE. NORTH                      23 & 24             LAKEWOOD                 NJ      08701
------------------------------------------------------------------------------------------------------------------
ONE-F FRASSETTO WAY                                             LINCOLN PARK             NJ      07035
------------------------------------------------------------------------------------------------------------------
118 BURRS RD.                               C                   WESTAMPTON               NJ      08060
------------------------------------------------------------------------------------------------------------------
906 ADAMS AVE.                              908 (for gas)       ALAMOGORDO               NM      88310
------------------------------------------------------------------------------------------------------------------
4401 McLEOD NE                                                  ALBUQUERQUE              NM      87109
------------------------------------------------------------------------------------------------------------------
5400 GIBSON BLVD. SE                                            ALBUQUERQUE              NM      87108-4729
------------------------------------------------------------------------------------------------------------------
1202 WEST 21ST ST.                                              CLOVIS                   NM      88101
------------------------------------------------------------------------------------------------------------------
1020 N. BUTLER                              1020 & 1014A&B      FARMINGTON               NM      87401
------------------------------------------------------------------------------------------------------------------
400 N. VINE                                 E36                 FARMINGTON               NM      87401
------------------------------------------------------------------------------------------------------------------
1714 S. SECOND ST. #241                                         GALLUP                   NM      87301
------------------------------------------------------------------------------------------------------------------
2827 N. DAL PASO ST.                        101,102,103         HOBBS                    NM      88240
------------------------------------------------------------------------------------------------------------------
127 E. IDAHO AVE.                           103                 LAS CRUCES               NM      88005
------------------------------------------------------------------------------------------------------------------
210 E. IDAHO                                B                   LAS CRUCES               NM      88001
------------------------------------------------------------------------------------------------------------------
604 E. COLLEGE BLVD.                                            ROSWELL                  NM      88201
------------------------------------------------------------------------------------------------------------------
1570 PACHECO ST.                            D-6                 SANTA FE                 NM      87505
------------------------------------------------------------------------------------------------------------------
1250 LAMOILLE HIGHWAY                                           ELKO                     NV      89801
------------------------------------------------------------------------------------------------------------------
1435 INDUSTRIAL WAY                         C                   GARDNERVILLE             NV      89410
------------------------------------------------------------------------------------------------------------------
3955 W. MESA VISTA AVE.                     1                   LAS VEGAS                NV      89118
------------------------------------------------------------------------------------------------------------------
4679 S. VICKI ANN RD.                       37                  PAHRUMP                  NV      89048
------------------------------------------------------------------------------------------------------------------
1395 GREG ST.                               112 & 113           SPARKS                   NV      89431
------------------------------------------------------------------------------------------------------------------
1250 SCOTTSVILLE RD.                        80                  CHILI                    NY      14624
------------------------------------------------------------------------------------------------------------------
109-05 14TH AVENUE                                              COLLEGE POINT            NY      11356-1400
------------------------------------------------------------------------------------------------------------------
12 PETRA LANE                                                   COLONIE                  NY      12205
------------------------------------------------------------------------------------------------------------------
4291 ALBANY ST.                             238                 COLONIE                  NY      12205
------------------------------------------------------------------------------------------------------------------
452 E. WATER ST.                                                ELMIRA                   NY      14901
------------------------------------------------------------------------------------------------------------------
3 WESTCHESTER PLAZA                                             ELMSFORD                 NY      10523
------------------------------------------------------------------------------------------------------------------
3116 WATSON BLVD.                                               ENDWELL                  NY      13760
------------------------------------------------------------------------------------------------------------------
BUILDING 110, BI-COUNTY BLVD.               122                 FARMINGDALE              NY      11735
------------------------------------------------------------------------------------------------------------------
625 SAWKILL RD.                                                 KINGSTON                 NY      12401
------------------------------------------------------------------------------------------------------------------
75 MARKET ST.                                                   POTSDAM                  NY      13676
------------------------------------------------------------------------------------------------------------------
6075 E. MOLLOY RD., BLDG. 6                                     SYRACUSE                 NY      13211
------------------------------------------------------------------------------------------------------------------
1975 WEHRLE DR.                                                 WILLIAMSVILLE            NY      14221
------------------------------------------------------------------------------------------------------------------
8077 LEAVITT RD.                            C                   AMHERST                  OH      44001
------------------------------------------------------------------------------------------------------------------
1000 RESOURCE DR.                                               BROOKLYN HTS             OH      44131
------------------------------------------------------------------------------------------------------------------
4060 BUSINESS PARK DR.                                          COLUMBUS                 OH      43204
------------------------------------------------------------------------------------------------------------------
10841 STATE ROUTE 66                        46                  FORT LORAMIE             OH      45845
------------------------------------------------------------------------------------------------------------------
180 INDUSTRIAL DR. #B & C                                       LEXINGTON                OH      44904-1339
------------------------------------------------------------------------------------------------------------------
1518 N. MAIN ST.                            11                  LIMA                     OH      45801
------------------------------------------------------------------------------------------------------------------
6535 WEATHERFIELD CT.                                           MAUMEE                   OH      43537-9018
------------------------------------------------------------------------------------------------------------------
311 INDUSTRIAL DR.                                              MINSTER                  OH      45865
------------------------------------------------------------------------------------------------------------------
2335-2347 CROWNE POINT DR.                                      SHARONVILLE              OH      45241
------------------------------------------------------------------------------------------------------------------
2048 S. ALEX RD.                                                WEST CARROLLTON          OH      45449-2491
------------------------------------------------------------------------------------------------------------------
1406 CADIZ RD.                                                  WINTERSVILLE             OH      43953
------------------------------------------------------------------------------------------------------------------
120 SUNRISE                                                     ZANESVILLE               OH      43701
------------------------------------------------------------------------------------------------------------------
240 EAST 3rd ST. #A                                             GROVE                    OK      74344
------------------------------------------------------------------------------------------------------------------
3435 NW 56TH ST. #506                                           OKLAHOMA CITY            OK      73112
------------------------------------------------------------------------------------------------------------------
4200 S. DOUGLAS AVE. #101                                       OKLAHOMA CITY            OK      73109
------------------------------------------------------------------------------------------------------------------
6125 W. RENO                                300                 OKLAHOMA CITY            OK      73127
------------------------------------------------------------------------------------------------------------------
9906 EAST 43rd ST.                          A&B                 TULSA                    OK      74152
------------------------------------------------------------------------------------------------------------------
330 NW ELKS DR.                             B                   CORVALLIS                OR      97330
------------------------------------------------------------------------------------------------------------------
2001 FRANKLIN BLVD.                                             EUGENE                   OR      97401
------------------------------------------------------------------------------------------------------------------
600 PLYMOUTH DR. N.E.                       C126-128-130        KEIZER                   OR      97303
                                            (makes 1 big
                                            unit), C124
------------------------------------------------------------------------------------------------------------------
12029 NE GLENN WIDING DR.                                       PORTLAND                 OR      97230
------------------------------------------------------------------------------------------------------------------
1544 E. PLEASANT VALLEY BLVD.                                   ALTOONA                  PA      16602
------------------------------------------------------------------------------------------------------------------
2041 AVENUE C                                                   BETHLEHEM                PA      18017
------------------------------------------------------------------------------------------------------------------
16 CREEK PARKWAY                            NAAMANS CREEK       BOOTHWYN                 PA      19061
                                            BUSINESS CENTER
------------------------------------------------------------------------------------------------------------------
245 PITTSBURGH RD.                          404                 BUTLER                   PA      16001
------------------------------------------------------------------------------------------------------------------
3552 OLD GETTYSBURG RD.                                         CAMP HILL                PA      17011
------------------------------------------------------------------------------------------------------------------
250 TECHNOLOGY DRIVE-SOUTHPOINTE                                CANONSBURG               PA      15317-9564
------------------------------------------------------------------------------------------------------------------
2401 W. 12TH ST.                                                ERIE                     PA      16505
------------------------------------------------------------------------------------------------------------------
1002 CORPORATE DR. (AT MELLON RD.)          A & B               EXPORT                   PA      15632
------------------------------------------------------------------------------------------------------------------
780 PRIMOS AVE. #C-D                                            FOLCROFT                 PA      19032
------------------------------------------------------------------------------------------------------------------
1000 CARLISLE ST.                                               HANOVER                  PA      17331
------------------------------------------------------------------------------------------------------------------
240 & 252 HARRISBURG AVE.                   (and Parking at     LANCASTER                PA      17063
                                            301 Harrisburg)
------------------------------------------------------------------------------------------------------------------
2 INTERCHANGE PL. #C                                            YORK                     PA      17402-9617
------------------------------------------------------------------------------------------------------------------
6904 N. MAIN ST.                            101 - 102           COLUMBIA                 SC      29203
------------------------------------------------------------------------------------------------------------------
325 INGLESBY PKWY #A                                            DUNCAN                   SC      29306
------------------------------------------------------------------------------------------------------------------
2540 OSCAR JOHNSON DR.                                          NORTH CHARLESTON         SC      29405
------------------------------------------------------------------------------------------------------------------
821 MOUNT RUSHMORE RD.                                          RAPID CITY               SD      57701
------------------------------------------------------------------------------------------------------------------
837 E. ST. PATRICK ST.                                          RAPID CITY               SD      57701
------------------------------------------------------------------------------------------------------------------
3703 N. CLIFF AVE.                                              SIOUX FALLS              SD      57104
------------------------------------------------------------------------------------------------------------------
1410 NORTH AVE.                             7                   SPEARFISH                SD      57783
------------------------------------------------------------------------------------------------------------------
4006 INDUSTRY DR.                           E12                 CHATTANOOGA              TN      37416
------------------------------------------------------------------------------------------------------------------
5959 SHALLOWFORD RD.                        545-549             CHATTANOOGA              TN      37406
------------------------------------------------------------------------------------------------------------------
600 COMMERCIAL LANE                         340                 CHATTANOOGA              TN      37405
------------------------------------------------------------------------------------------------------------------
614 E. MAIN BLVD.                           602                 CHURCH HILL              TN      37642
------------------------------------------------------------------------------------------------------------------
1217 S. ROANE ST.                                               HARRIMAN                 TN      37748
------------------------------------------------------------------------------------------------------------------
2975 N. HWY 45 BYPASS                                           JACKSON                  TN      38305
------------------------------------------------------------------------------------------------------------------
4355 HIGHWAY 45 N.                          310 & 250           JACKSON                  TN      38305
------------------------------------------------------------------------------------------------------------------
1075 MARTHA GLASS DR.                                           JEFFERSON CITY           TN      37760
------------------------------------------------------------------------------------------------------------------
2021 BROOKSIDE LANE                                             KINGSPORT                TN      37660
------------------------------------------------------------------------------------------------------------------
1701 LOUISVILLE DR.                         A                   KNOXVILLE                TN      37921
------------------------------------------------------------------------------------------------------------------
5254-5256 E. RAINES RD.                                         MEMPHIS                  TN      38118-7015
------------------------------------------------------------------------------------------------------------------
1865 AIR LANE DR.                           17                  NASHVILLE                TN      37210
------------------------------------------------------------------------------------------------------------------
8868 RESEARCH BLVD.                         107                 AUSTIN                   TX      78758
------------------------------------------------------------------------------------------------------------------
3077 CALDER AVE.                                                BEAUMONT                 TX      77702
------------------------------------------------------------------------------------------------------------------
4066 CROSSTOWN EXPRESSWAY                   2, 19, 233, 251     CORPUS CHRISTI           TX      78415
------------------------------------------------------------------------------------------------------------------
5449 BEAR LN. #400                                              CORPUS CHRISTI           TX      78405
------------------------------------------------------------------------------------------------------------------
10610 METRIC DR. #150                                           DALLAS                   TX      75243-5550
------------------------------------------------------------------------------------------------------------------
10737 GATEWAY WEST                          350                 EL PASO                  TX      79935
------------------------------------------------------------------------------------------------------------------
120 E. FELIX ST. #308                                           FORT WORTH               TX      76115
------------------------------------------------------------------------------------------------------------------
401 S. 77 SUNSHINE STRIP #C                                     HARLINGEN                TX      78550
------------------------------------------------------------------------------------------------------------------
1201 WEST LOOP NORTH                        100 & 140           HOUSTON                  TX      77055
------------------------------------------------------------------------------------------------------------------
18120-30 AMMI TRAIL                                             HOUSTON                  TX      77060
------------------------------------------------------------------------------------------------------------------
255 PENNBRIGHT                              240                 HOUSTON                  TX      77090
------------------------------------------------------------------------------------------------------------------
8056 EL RIO ST.                                                 HOUSTON                  TX      77054
------------------------------------------------------------------------------------------------------------------
8300 ESTERS ROAD                            920                 IRVING                   TX      75063
------------------------------------------------------------------------------------------------------------------
4621-4617 WEST LOOP 289                                         LUBBOCK                  TX      79414
------------------------------------------------------------------------------------------------------------------
14220 NORTHBROOK                            100                 SAN ANTONIO              TX      78232
------------------------------------------------------------------------------------------------------------------
1414 NEW BOSTON RD. #202                                        TEXARKANA                TX      75501
------------------------------------------------------------------------------------------------------------------
HIGHWAY 191  #57                                                BLANDING                 UT      84511
------------------------------------------------------------------------------------------------------------------
2551 E. HWY 6                               E194                PRICE                    UT      84501
------------------------------------------------------------------------------------------------------------------
1555 WEST 2200 SOUTH                                            SALT LAKE CITY           UT      84119
------------------------------------------------------------------------------------------------------------------
814 GREENBRIER CIRCLE                       U                   CHESAPEAKE               VA      23320
------------------------------------------------------------------------------------------------------------------
8210 CINDERBED RD.                          5 & 6               LORTON                   VA      22079
------------------------------------------------------------------------------------------------------------------
317 HOSPITAL DR.                                                MARTINSVILLE             VA      24112
------------------------------------------------------------------------------------------------------------------
7401-7403 WHITEPINE RD.                                         RICHMOND                 VA      23237
------------------------------------------------------------------------------------------------------------------
5151 B STARKEY ROAD SW                                          ROANOKE                  VA      24018
------------------------------------------------------------------------------------------------------------------
89 ETHAN ALLEN DR.                                              SOUTH BURLINGTON         VT      05401
------------------------------------------------------------------------------------------------------------------
709 W. ORCHARD DR. #6&7                                         BELLINGHAM               WA      98225
------------------------------------------------------------------------------------------------------------------
5299 HIGHWAY 303, N.E.                                          BREMERTON                WA      98310
------------------------------------------------------------------------------------------------------------------
5102 20TH STREET E                          103                 FIFE                     WA      98424
------------------------------------------------------------------------------------------------------------------
7921 W. GRANDRIDGE BLVD.                                        KENNEWICK                WA      99336
------------------------------------------------------------------------------------------------------------------
1026 E. FIRST                               1                   PORT ANGELES             WA      98362
------------------------------------------------------------------------------------------------------------------
14935 NE. 87TH ST. (AT WILLOWS RD.)                             REDMOND                  WA      98052
------------------------------------------------------------------------------------------------------------------
17285 NE 70TH ST.                           1B98                REDMOND                  WA      98052
------------------------------------------------------------------------------------------------------------------
820 McCLELLEN                               LL10                SPOKANE                  WA      99204
------------------------------------------------------------------------------------------------------------------
EAST 411 NORTH FOOTHILLS DR.                20                  SPOKANE                  WA      99207
------------------------------------------------------------------------------------------------------------------
N. 7028 DIVISION ST.                        709 & 722           SPOKANE                  WA      99208
------------------------------------------------------------------------------------------------------------------
1020 N. WENATCHEE AVE.                                          WENATCHEE                WA      98801
------------------------------------------------------------------------------------------------------------------
616 W. YAKIMA AVE.                                              YAKIMA                   WA      98902
------------------------------------------------------------------------------------------------------------------
616-618 W. YAKIMA AVE.                                          YAKIMA                   WA      98902
------------------------------------------------------------------------------------------------------------------
1316 N. HASTINGS WAY                        A                   EAU CLAIRE               WI      54703
------------------------------------------------------------------------------------------------------------------
2674 S. PACKERLAND DR.                                          GREEN BAY                WI      54313-6145
------------------------------------------------------------------------------------------------------------------
1803 W. ARNOLD ST.                                              MARSHFIELD               WI      54449
------------------------------------------------------------------------------------------------------------------
440 S. CENTRAL AVE. #A                                          MARSHFIELD               WI      54449
------------------------------------------------------------------------------------------------------------------
9871 HIGHWAY 70                             (9877 for           MINOCQUA                 WI      54548
                                            utilities)
------------------------------------------------------------------------------------------------------------------
857-859 E. BROADWAY                                             MONONA                   WI      53716-4012
------------------------------------------------------------------------------------------------------------------
2412 INDUSTRIAL DR.                                             NEENAH                   WI      54956
------------------------------------------------------------------------------------------------------------------
5335-45 S. MOORLAND RD.                                         NEW BERLIN               WI      53150
------------------------------------------------------------------------------------------------------------------
W6853 INDUSTRIAL BLVD.                                          ONALASKA                 WI      54650
------------------------------------------------------------------------------------------------------------------
710 S. MAIN ST.                                                 RICE LAKE                WI      54868-2542
------------------------------------------------------------------------------------------------------------------
903 GRAND AVE.                                                  ROTHSCHILD               WI      54474
------------------------------------------------------------------------------------------------------------------
2620 W. GRAND AVE.                                              WISCONSIN RAPIDS         WI      54495-2259
------------------------------------------------------------------------------------------------------------------
3202 ROBERT C. BYRD DR.                                         BECKLEY                  WV      25801
------------------------------------------------------------------------------------------------------------------
ROUTE 131, BLDG. 5                          INTERSTATE          BRIDGEPORT               WV      26330
                                            BUSINESS PARK
------------------------------------------------------------------------------------------------------------------
613 20th ST.                                                    HUNTINGTON               WV      25703-1545
------------------------------------------------------------------------------------------------------------------
4210 FIRST AVE.                             310                 NITRO                    WV      25143
------------------------------------------------------------------------------------------------------------------
22 NATIONAL RD.                                                 TRIADELPHIA              WV      26059
------------------------------------------------------------------------------------------------------------------
1170 46TH ST.                               2                   VIENNA                   WV      26101
------------------------------------------------------------------------------------------------------------------
1700 W. FIRST ST.                           3, BLDG 2           CASPER                   WY      82604
------------------------------------------------------------------------------------------------------------------
104 INDIAN HILLS CENTER                                         CHEYENNE                 WY      82009
------------------------------------------------------------------------------------------------------------------

                                SCHEDULE 6.20(B)
                                ----------------

                              COLLATERAL LOCATIONS

Tangible personal property of Consolidated Parties is located at all the locations listed on Schedule 6.20(a). Additionally, there is tangible personal property located in the homes of rental patients. The addresses of such patients are not listed.

                                SCHEDULE 6.20(C)
                                ----------------

                            CHIEF EXECUTIVE OFFICES/

                          PRINCIPAL PLACES OF BUSINESS

                                             State of
                                           Incorporation/       Principal
Name                                        Organization     Place of Business
---------------------------------------    --------------  ---------------------

Apria Healthcare Group Inc.                     DE         3560 Hyland Avenue
                                                           Costa Mesa, CA  92626
Apria Healthcare, Inc                           DE         3560 Hyland Avenue
                                                           Costa Mesa, CA  92626
Apria Number Two, Inc.                          DE         3560 Hyland Avenue
                                                           Costa Mesa, CA  92626
ApriaCare Management Systems, Inc.              DE         3560 Hyland Avenue
                                                           Costa Mesa, CA  92626
Apria Healthcare of New York State, Inc.        NY         3560 Hyland Avenue
                                                           Costa Mesa, CA  92626
Apria Healthcare Essentials, LLC                CA         3560 Hyland Avenue
                                                           Costa Mesa, CA  92626

                                  SCHEDULE 7.6
                                  ------------

                                    INSURANCE

                         (EFFECTIVE 6/28/01 TO 6/28/02)

-----------------------------------------------------------------------------------------------------------------------------------
    COVERAGE        INSURANCE CARRIER     POLICY #S          LIMITS                              DESCRIPTION/LAYER
-----------------------------------------------------------------------------------------------------------------------------------

Primary Property   Lexington Ins. Co.     852-8827           $5,000,000            Per Loss    All Risk Including Flood
(Primary includes                                            Deductible $25,000    Per Loss    All Perils Excluding Flood
   Flood)
                                                             $5,000,000            Aggregate   Flood
                                                             Deductible $100,000   Per Loss    Flood
                                                             Deductible> $25,000   Per Loss    Wind; Coastal from Virginia to
                                                                          or 2%                        Texas

Excess Property    Westchester Fire       FXL-422166 - 0     $35,000,000           Per Loss    All Risk/Excluding Quake & Flood
                        Ins. Co.

Boiler &           CNA Ins. Co.           BM1057076603       $10,000,000           Per Loss    Combined PD; BI & Extra Expense
Machinery
                                                             Sublimits $500,000    Per Loss    Utility Interruption
                                                                       $250,000    Per Loss    Expediting Expense
                                                                       $250,000    Per Loss    Water Damage
                                                                       $250,000    Per Loss    Hazardous Substance
                                                                       $250,000    Per Loss    Ammonia Contamination
                                                                       $100,000    Per Loss    Consequential Damage
                                                             Deductibles $5,000    Per Loss    Property Damage
                                                             >of $2,500 or 10%     Per Loss    Consequential Damage
                                                                                   Per Loss    BI/EE
                                                                                   Per Loss    Utility Interruption
------------------------------------------------------------------------------------------------------------------------------------
Directors &        National Union         858-86-94          $20,000,000           Aggregate   3 year Term Limit 6/28/99 to 6/28/02
  Officers
                                                                $250,000           each occ.   Corporate Retention (Deductible)
                                                                      $0           each occ.   Directors Retention
                                                                      0%           each occ.   Co-Insurance
                   Zurich Ins. Co.        DOC 8385392 03     $10,000,000           Aggregate   3 year Term Limit 6/28/99 to 6/28/02
                   Reliance Ins. Co.      NDA 0130261-99     $10,000,000           Aggregate   Cancelled as of 8/3/00
                   Twin City Fire Ins.    NDA 0130261-99H    $10,000,000           Aggregate   Replaced Reliance policy
                     Co.                                                                       8/3/00-6/28/02
                   Royal & Sunalliance    SF001149           $10,000,000           Aggregate   3 year Term Limit 6/28/99 to 6/28/02
                                                                                               (99 yr will begin new 3 yr term
                                                                                                limits)
Fiduciary          Federal Insurance Co.  8181-26-24         $10,000,000                       Basic Form (14-02-0941 & 14-02-0945)
                                                             Deductible $25,000                Indemnifiable Loss

Crime              National Union         8735297            $3,000,000                        CrimeGuard Policy Form
                                                             Deductible $25,000
------------------------------------------------------------------------------------------------------------------------------------
Worker             Ins.Co.State of Penn.  RMWC527-7023(AOS)  Statutory                         Coverage A
Compensation
                   Ins.Co.State of Penn.  RMWC527-7024(CA)   $1,000,000            Each        Coverage B
                                                                                   Accident
                   National Union         RMWC527-7025(WI)   $1,000,000            Disease     Policy Limit
                   Maine Employers'       l1810048307 (ME)   $1,000,000            Disease     Each Employee
                    Mutual                                                ESCROW FUND FOR AIG WHICH IS ASSET OF APRIA $200,000

                                                             2001 Deductible       each        Loss Limit
                                                             Plan Terms:$250,000   accident

Auto Liability     National Union         RMCA534-8622(AOS)  $1,000,000            each        CSL BI/PD
                                                                                   accident
                                          RMCA534-8624(TX)      $10,000                        Medical Payments
                                          RMCA534-8623(OH)
                                                             Reject/Minimum                    Uninsured/Underinsured

                                                                          ESCROW FUND FOR AIG WHICH IS ASSET OF APRIA $100,000
                                                             2001 Deductible        each       Loss Limit
                                                             Plan Terms:$250,000    accident
-----------------------------------------------------------------------------------------------------------------------------------
General &          Columbia Casualty      HHP1064400918-4
 Hospital
Professional                              GENERAL LIABILITY- $1,000,000             per occ    Each Occurrence
 Liability                                Occurrence Form
                                                             $1,000,000             per occ    Fire Damage
                                                             $1,000,000             per occ    Liquor Liability
                                                             $1,000,000             per occ    Personal & Advertising Injury
                                                                $25,000             per occ    Medical Expense
                                                             $3,000,000             Aggregate  Products/Completed Operations
                                                             $3,000,000             Aggregate  General (x products/completed ops )
                                                                                                Above Limits apply per location
                                                                                                subject to $10,000,000 general agg.

                                                             $1,000,000             per claim  Employee Benefits-Occurrence
                                                             $3,000,000             Aggregate  Employee Benefits-Occurrence

                   HOSPITAL PROFESSIONAL-                    $1,000,000             each
                                                                                    person
                   Claims Made Form                          $3,000,000             Aggregate

                   SELF INSURED RETENTION                      $250,000             each
                                                                                    person or
                                                                                    occurrence

                                                (SIR applies to both indemnity payments and defense
                                                 expenses and both erode the deductible.)

Umbrella           Columbia Casualty      HHE1064400899-4                           Occurrence/Claims Made Where Applicable
 Liability
                                                            $50,000,000             Each Medical incident or Occurrence
                                                            $50,000,000             Aggregate  Professional Liability
                                                            $50,000,000             Aggregate  General/Products/Completed Ops.
                                                            $50,000,000             Aggregate  Other
                                                                     $0             each       Self Insured Retention for DIC claims
                                                                                    incident

                                  SCHEDULE 8.1
                                  ------------

                                  INDEBTEDNESS

            Indebtedness at June 30, 2001:

                                                   Amount
                                                ------------
          Bank of America term loan             $140,000,000

          9 1/2% senior subordinated notes      $200,000,000 {a}



          Capital Lease Obligations (multiple obligations to a single creditor have been aggregated):

Debtor                                             Amount
------                                          ------------
IBM                                              $4,204,882

Deferred Acquisition Costs:
---------------------------

Debtor                                        Amount             Due Date
------                                        ------             --------
I Care Partners                              $265,000            12/22/01
Oxy+Plus, Inc.                               $754,400            7/15/01
Oxy+Plus, Inc.                               $768,800            11/15/01
Respiserv, Inc.                              $360,000            8/2/01
Respiserv, Inc.                              $360,000            2/2/02
HealthEast Home Med, Ltd.                    $287,500            8/16/01
HealthEast Home Med, Ltd.                    $287,500            1/16/02
Montana Oxygen Services, Inc.                $175,000            11/4/01
Montana Oxygen Services, Inc.                $175,000            5/4/02
CDS Home Care                                $ 75,000            12/8/01
CDS Home Care                                $ 75,000            12/8/02
CDS Home Care                                $ 75,000            12/8/03
The Core Group of Missouri, Inc.             $300,000            7/5/01
The Core Group of Missouri, Inc.             $150,000            1/15/02


The existence of interaffiliate debt between one or more of the Consolidated Parties has been disclosed but is not specifically listed on this Schedule.

{a} Notes have been called for redemption on July 23, 2001.

                                  SCHEDULE 11.1
                                  -------------

                                     NOTICES

CREDIT CONTACT                               ADMINISTRATIVE CONTACT

CREDIT LYONNAIS NEW YORK BRANCH
Credit Lyonnais                              Credit Lyonnais
Healthcare Group                             Client Banking Services
1301 Avenue of the Americas                  1301 Avenue of the Americas
New York, NY 10019                           New York, NY 10019
Attn:  Monique Benhamou                      Attn:  Gener David
Telephone:  (212) 261-7394                   Telephone:  (212) 261-7741
Facsimile:  (212) 261-3440                   Facsimile:  (212) 459-3181

CREDIT SUISSE FIRST BOSTON
Credit Suisse First Boston                   Credit Suisse First Boston
11 Madison Avenue                            Five World Trade Center, 8th Floor
New York, NY 10010                           New York, NY 10048-0928
Attn:  William Lutkins                       Attn:  Nilsa Ware
Telephone:  (212) 325-9705                   Telephone:  (212) 322-5094
Facsimile:  (212) 325-8319                   Facsimile:  (212) 335-0593

FLEET BOSTON FINANCIAL
Fleet Boston Financial                       Fleet Boston Financial
100 Federal Street                           100 Federal Street
MADE10010B                                   MADE10010B
Boston, MA 02110                             Boston, MA 02110
Attn:  Robinson Alston, Jr.                  Attn:  Christopher Murphy
Telephone:  (617) 434-6894                   Telephone:  (617) 434-5231
Facsimile:  (617) 434-2472                   Facsimile:  (617) 434-2472

THE BANK OF NOVA SCOTIA
The Bank of Nova Scotia                      The Bank of Nova Scotia
580 California Street, Suite 2100            600 Peachtree Street, N.E. #2700
San Francisco, CA 94104                      Atlanta, GA 30308
Attn:  Robert Reynolds                       Attn:  Kathy Clark
Telephone:  (415) 616-4166                   Telephone:  (404) 877-1542
Facsimile:  (415) 397-0791                   Facsimile:  (404) 888-8998

UBS WARBURG
UBS AG, Stamford Branch                      UBS AG, Stamford Branch
677 Washington Blvd., 6th                    677 Washington Blvd., 6th
Stamford, CT 06912                           Stamford, CT 06912
Attn:  Susan Brunner                         Attn:  Susan Brunner
Telephone:  (203) 719-4181                   Telephone:  (203) 719-4181
Facsimile:  (203) 719-4176                   Facsimile:  (203) 719-4176

                                 EXHIBIT 1.1(A)
                                 --------------

                  FORM OF AMENDED AND RESTATED PLEDGE AGREEMENT

    THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of July __, 2001 among APRIA HEALTHCARE GROUP INC. a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower (each individually a "Guarantor", and collectively the "Guarantors"; together with the Borrower, each individually a "Pledgor", and collectively the "Pledgors") and BANK OF AMERICA, N.A., in its capacity as agent (in such capacity, the "Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                               W I T N E S S E T H

    WHEREAS, a $400 million credit facility has been established in favor of the Borrower, pursuant to the terms of that Second Amended and Restated Credit
Agreement dated as of the date hereof (as amended, modified, increased, extended, renewed or replaced, the "Credit Agreement") among the Borrower, the Guarantors, the lenders identified therein and the Agent; and

    WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Pledgors shall have amended and restated the terms and conditions of that certain security agreement dated as of March 13, 1998 (as amended, the "Existing Security Agreement") among the Borrower, certain of its Subsidiaries and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as agent thereunder, by execution and delivery of this Pledge Agreement and the Security Agreement to the Agent for the ratable benefit of the Lenders;

    NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement. As used herein:

        "Secured Obligations" means, without duplication, (i) all of the obligations and liabilities of the Credit Parties to the Lenders (including the Issuing Lender), and the Agent, whenever arising, under the Credit Agreement or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, created, held or acquired, whether primary, secondary, direct, contingent, or joint and several, as such obligations may be amended, modified, increased, extended, renewed or replaced from time to time, (ii) all obligations owing by the Credit Parties to the Lenders or any affiliate of a Lender, whenever arising, under any interest rate protection agreements, foreign currency exchange agreements or commodity purchase or option agreements to the extent permitted under the Credit Agreement, and
    (iii) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations, including reasonable attorneys' fees.

    2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations, each Pledgor hereby pledges and assigns to the Agent, for the benefit of the holders of the Secured Obligations, and grants to the Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

        (a) Pledged Shares. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock of each Domestic Subsidiary set forth on Schedule 2(a) attached hereto and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of Capital Stock entitled to vote (within the meaning of Treas. Reg.
    Section 1.956-2(c)(2)) ("Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") of each Foreign Subsidiary set forth on
    Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Section 2(b) and 2(c) below, the "Pledged Shares"), including, but not limited to, the following:

            (A) all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

            (B) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving entity, all Capital Stock of the successor entity formed by or resulting from such consolidation or merger issued to the Pledgor in connection with such consolidation or merger.

        (b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock of any Person which hereafter becomes a Domestic Subsidiary and 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity of any Person which hereafter becomes a Foreign Subsidiary, including, without limitation, the certificates representing such Capital Stock.

        (c) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

    Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Capital Stock to the Agent as collateral security for the Secured Obligations. Upon delivery to the Agent, such additional Capital Stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Capital Stock.

    3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Secured Obligations of the Credit Parties to the holders of the Secured Obligations.

    4.  Delivery of the Pledged  Collateral.  Each Pledgor  hereby  agrees that:

        (a) Each Pledgor shall deliver to the Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

        (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or other equity interests, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities or other equity interests; or (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

        (c) Financing Statements. Each Pledgor shall execute and deliver to the Agent such UCC or other applicable financing statements as may be reasonably requested by the Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

    5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Agent, for the benefit of the holders of the Secured Obligations, that:

        (a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person.

        (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times (unless such Pledged Collateral is subject to an asset disposition permitted under the Credit Agreement) be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the State of New York as of the date hereof (the "UCC") with respect to the Pledged Shares of such Pledgor.

        (c) Exercising of Rights. The exercise by the Agent of its rights and remedies hereunder will not violate any law or governmental regulation applicable to a Pledgor or any material contractual restriction binding on or affecting a Pledgor or any of its property.

        (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Stock is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement (except as have been already obtained) or (ii) for the exercise by the Agent or the holders of the Secured Obligations of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities, Hart-Scott-Rodino and other antitrust laws and applicable UCC provisions).

        (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Agent for the benefit of the holders of the Secured Obligations, in the Pledged Collateral. The taking of possession by the Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Agent's security interest in the Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Secured Obligations. Except as set forth in this
    Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

        (f) Partnership and Membership Interests. Except as previously disclosed to the Agent, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in
    Article 8 of the UCC.

        (g) No Other Interests. No Pledgor owns any Capital Stock in any Subsidiary other than as set forth on Schedule 2(a) attached hereto.

    6. Covenants. Each Pledgor hereby covenants, that so long as any of the Secured Obligations or any Letter of Credit shall remain outstanding and until all of the Commitments shall have been terminated, such Pledgor shall:

        (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Agent, for the benefit of the holders of the Secured Obligations, pursuant to this Pledge Agreement.

        (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

        (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary or that the Agent may reasonably request in order to
    (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, any and all action necessary to satisfy the Agent that the Agent has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Agent, delivering to the Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

        (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

        (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

        (f) Issuance or Acquisition of Capital Stock. Not, without executing and delivering, or causing to be executed and delivered, to the Agent such agreements, documents and instruments as the Agent may reasonably require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in
    Article 8 of the UCC.

    7. Advances by Holders of the Secured Obligations. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent or the holders of the Secured Obligations may make for the protection of the security hereof or which may be compelled to make by operation of law. All such reasonable and documented sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent or the holders of the Secured Obligations on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any other documents relating to the Secured Obligations. The holders of the Secured Obligations may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

    8. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

    9. Remedies.

        (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Agent and the holders of the Secured Obligations shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Credit Documents, in any other documents relating to the Secured Obligations, or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

        (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 days before the time of such sale. The Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities or other equity interests constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and the Agent may, in such event, bid for the purchase of such Pledged Collateral.

        (d) Retention of Pledged Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Agent may, after providing the notices required by Section 9-620(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

        (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the holders of the Secured Obligations are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

    10. Rights of the Agent.

        (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

            (i)  to  demand,  collect,  settle,  compromise,   adjust  and  give
        discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Agent may reasonably determine;

            (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

            (iii) to defend, settle or compromise any action in respect of the Pledged Collateral brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

            (iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

            (v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct;

            (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

            (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

            (viii)  to  settle,   compromise  or  adjust  any  suit,  action  or
        proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem reasonably appropriate;

            (ix) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge
        Agreement and in order to fully consummate all of the transactions contemplated therein;

            (x) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Agent may determine;

            (xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral of such Pledgor into the name of the Agent or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Pledged Collateral of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

            (xii) to do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

This  power  of  attorney  is a power  coupled  with an  interest  and  shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding, any Credit Document or any other documents relating to the Secured Obligations, is in effect or any Letter of Credit shall remain outstanding and
(ii) until all of the Commitments shall have been terminated. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

        (b) Assignment by the Agent. Pursuant to the Credit Agreement, the Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Pledge Agreement in relation thereto.

        (c) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

        (d)   Voting   Rights   in   Respect   of   the   Pledged    Collateral.

            (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

            (ii) Upon the occurrence and during the continuance of an Event of Default, and delivery by the Agent to the relevant Pledgor of its intent to exercise its rights under this Section 10(d)(ii) all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon become vested in the Agent which shall then have the sole right to exercise such voting and other consensual rights.

        (e)   Dividend   Rights   in   Respect   of  the   Pledged   Collateral.

            (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

            (ii) Upon the occurrence and during the continuance of an Event of Default and delivery by the Agent to the relevant Pledgor of its intent to exercise its rights under this Section 10(e)(ii):

                (A) all  rights  of a  Pledgor  to  receive  the  dividends  and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon be vested in the Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                (B) all dividends and interest  payments which are received by a
            Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received, to be held by the Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

        (f) Release of Pledged Collateral. The Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted. If any of the Pledged Collateral shall be sold, transferred or otherwise disposed of by any Pledgor in a transaction permitted by the Credit Agreement, then the Agent, at the request and sole expense of such Pledgor, shall execute and deliver to such Pledgor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Pledged Collateral.

    11. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the requisite Lenders under the Credit Agreement.

    12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, and request and direction of the Required Lenders under
Section 9.2 of the Credit Agreement any payments in respect of the Secured Obligations and any proceeds of any Pledged Collateral, when received by the Agent or any of the holders of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement or other document relating to the Secured Obligations, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

    13. Costs of Counsel. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses of the Agent and the holders of the Secured Obligations, (a) as required under Section 11.5 of the Credit Agreement and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

    14. Continuing Agreement.

        (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as the Secured Obligations or any Letter of Credit shall remain outstanding and until all of the Commitments shall have been terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon the payment in full of the Secured Obligations and such termination, this Pledge Agreement shall be automatically terminated and the Agent and the holders of the Secured Obligations shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

        (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

    15. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

    16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor and its successors and assigns, and shall inure, together with the rights and remedies of the Agent and the holders of the Secured Obligations hereunder, to the benefit of the Agent and the holders of the Secured Obligations and their successors and permitted assigns; provided, however, that except in connection with mergers or consolidations permitted by Section 8.4 of the Credit Agreement that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite number of Lenders required by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or their respective officers, employees or agents.

    17. Notices. All notices required or permitted to be given under this Pledge Agreement shall be given as provided in the Credit Agreement.

    18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

    19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

    20. Governing Law; Submission to Jurisdiction; Venue.

        (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York, New York County or of the United States for the Southern District of New York, and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective three days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

        (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

    21. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    22. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

    23. Entirety. This Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, the other documents relating to the Secured Obligations or the transactions contemplated herein and therein.

    24. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

    25. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Agent and the holders of the Secured Obligations shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the holders of the Secured Obligations shall have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the holders of the Secured Obligations shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Agent and the holders of the Secured Obligations under this Pledge Agreement, under any other of the Credit Documents or any other document relating to the Secured Obligations.

    26. Joint and Several Obligations of Pledgors.

        (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

        (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

        (c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

                  [remainder of page intentionally left blank]

    Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                         APRIA HEALTHCARE GROUP INC.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------



GUARANTORS:                       APRIA HEALTHCARE INC.,
                                  a Delaware corporation

                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  APRIA NUMBER TWO INC.,
                                  a Delaware corporation

                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  APRIACARE MANAGEMENT SYSTEMS INC.,
                                  a Delaware corporation

                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:



                                  APRIA HEALTHCARE OF NEW YORK
                                  STATE, INC.,


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                   APRIA HEALTHCARE ESSENTIALS, LLC,
                                   a Delaware limited liability company


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:



Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Agent

By:
   --------------------------------------
Name:
Title:

                                  Schedule 2(a)
                                  -------------

                                       to

                                Pledge Agreement

                            dated as of July __, 2001

                        in favor of Bank of America, N.A.

                                    as Agent

                                  PLEDGED STOCK
                                  -------------

                                                                               Number of   Certificate    Percentage
        Pledgor                         Issuer                                  Shares       Number       Ownership
        -------                         ------                                  ------       ------       ---------

Apria Healthcare Group Inc.      Apria Healthcare, Inc.                         1,000                        100%

Apria Healthcare, Inc.           ApriaCare Management Systems, Inc.               100           1            100%

Apria Healthcare, Inc.           Apria Healthcare of New York State, Inc.         300           1            100%

Apria Healthcare, Inc.           Apria Number Two, Inc.                           100           2            100%

Apria Healthcare, Inc.           Apria Healthcare Essentials, LLC                 N/A          N/A           100%

                                  Exhibit 4(a)
                                  ------------

                                       to

                                Pledge Agreement

                            dated as of July __, 2001

                        in favor of Bank of America, N.A.

                                    as Agent

                             Irrevocable Stock Power

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of _____________________, a ____________ corporation:

           No. of Shares                               Certificate No.
           -------------                               ---------------

and  irrevocably  appoints   __________________________________  its  agent  and
attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

                                       -------------------------------

                                       By:
                                          ----------------------------
                                       Name:
                                       Title:

                                 EXHIBIT 1.1(B)
                                 --------------

                 FORM OF AMENDED AND RESTATED SECURITY AGREEMENT

    THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement") is entered into as of July __, 2001 among APRIA HEALTHCARE GROUP INC., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower (each individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, each individually an "Obligor", and collectively the "Obligors") and BANK OF AMERICA, N.A., in its capacity as agent (in such capacity, the "Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

    WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders and the Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

    WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Obligors shall have amended and restated the terms and conditions of that certain security agreement dated as of March 13, 1998 (as amended, the "Existing Security Agreement") among the Borrower, certain of its Subsidiaries, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as agent thereunder, by execution and delivery of this Security Agreement and the Pledge Agreement to the Agent for the ratable benefit of the Lenders;

    NOW,  THEREFORE,  in  consideration  of these  premises  and other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Definitions.

        (a) Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement. In addition, the following terms which are defined in the Uniform Commercial Code in effect on the date hereof in the State of New York are used herein as so defined: Accessions, Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Commingled Goods, Consumer Goods, Deposit Account, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Manufactured Home, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper.

        (b) In addition, the following terms shall have the following meanings:

            "Copyright License" means any written agreement, naming any Obligor as licensor, granting any right under any Copyright including, without limitation, any Copyrights referred to in Schedule 1(b) hereto.

            "Copyrights"  means (a) all registered  United States  copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office including, without limitation, any Copyrights referred to in Schedule 1(b) hereto, and (b) all renewals thereof including, without limitation, any referred to in
        Schedule 1(b) hereto.

            "Patent License" means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any Patent Licenses referred to in Schedule 1(b) hereto.

            "Patents"  means (a) all letters  patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any letters patent referred to in Schedule 1(b) hereto, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof to in Schedule 1(b) hereto.

            "Secured Obligations" means, without duplication, (i) all of the obligations and liabilities of the Credit Parties to the Lenders (including the Issuing Lender), and the Agent, whenever arising, under the Credit Agreement or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, created, held or acquired, whether primary, secondary, direct, contingent, or joint and several, as such obligations may be amended, modified, increased, extended, renewed or replaced from time to time, (ii) all of the obligations owing by the Credit Parties to the Lenders or any affiliate of a Lender, whenever arising, under any interest rate protection agreements, foreign currency exchange agreements or commodity purchase or option agreements to the extent permitted under the Credit Agreement, and (iii) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations, including reasonable attorneys' fees.

            "Trademark License" means any agreement, written or oral, providing for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any Trademark Licenses referred to in
        Schedule 1(b) hereto.

            "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United
        States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any referred to in Schedule 1(b) hereto, and (b) all renewals thereof.

            "UCC" shall have the meaning provided in Section 9(a) hereof.

            "Work" means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

    2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby grants to the Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                    (a) all Accounts;

                    (b) all cash and currency;

                    (c) all Chattel Paper;

                    (d)  those  certain  Commercial  Tort  Claims  set  forth on
                    Schedule 2(d) attached hereto;

                    (e) all Copyrights;

                    (f) all Copyright Licenses;

                    (g) all Deposit Accounts;

                    (h) all Documents;

                    (i) all Equipment;

                    (j) all Fixtures;

                    (k) all General Intangibles;

                    (l) all Instruments;

                    (m) all Inventory;

                    (n) all Investment Property;

                    (o) all Letter-of-Credit Rights;

                    (p) all Patents;

                    (q) all Patent Licenses;

                    (r) all Software;

                    (s) all Supporting Obligations;

                    (t) all Trademarks;

                    (u) all Trademark Licenses; and

                    (v) all Accessions to and Proceeds of any and all of the foregoing.

    The Obligors and the Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses and (iii) is subject to any applicable restriction to the creation of a security interest to the extent that such restriction is not made ineffective by UCC Section 9-401, 9-406(d), 9-407, 9-408 or 9-409.

    3. Provisions Relating to Accounts.

        (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any holder of the Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Agent or any holder of the Secured Obligations of any payment relating to such Account pursuant hereto, nor shall the Agent or any holder of the Secured Obligations be obligated in any manner to perform any of the obligations of a Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        (b) Once during each calendar year or at any time after the occurrence and during the continuation of an Event of Default, the Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Agent may require in connection with such test verifications. At any time and from time to time, upon the Agent's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

    4. Revised Article 9. Each of the Obligors acknowledges and agrees to the following provisions in anticipation of the possible application, in one or more jurisdictions applicable to the transactions contemplated hereby, of revised
Article 9 of the Uniform Commercial Code ("Revised Article 9"), in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, as contained in Appendix XVI of the 1999 edition of the Uniform Commercial Code Official Text:

        (a) Attachment. In applying the law of any jurisdiction in which Revised
    Article 9 is in effect, the Collateral is all assets of each Obligor secured by this Agreement, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including healthcare-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds thereof, wherever located, whether now owned or hereafter acquired.

        (b) Perfection by Filing. The Agent may at any time and from time to time, pursuant to the provisions of Section 10 hereof, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of each Obligor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether such Obligor is an organization, the type of organization and any organization identification number issued to such Obligor. Each Obligor agrees to furnish any such information to the Agent promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Agent on behalf of each Obligor and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in such jurisdiction.

        (c)  Other  Perfection,  etc.  At any time and from  time to time,  each
    Obligor shall, whether or not Revised Article 9 is in effect in any applicable jurisdiction, take such steps as the Agent may reasonably request for the Agent (a) to obtain an acknowledgment, in form and substance reasonably satisfactory to the Agent, of any bailee having possession of any of the Collateral, that such bailee holds such Collateral for the Agent, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9) as set forth in Revised Article 9, and, where control is established by written agreement, such agreement shall be in form and substance reasonably satisfactory to the Agent, and (c) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of Revised Article 9 in any applicable jurisdiction.

        (d) Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, all references in this Security Agreement to any section of existing Article 9 shall be deemed to be references to the corresponding section of Revised Article 9.

        (e) Savings Clause. Nothing contained in this Section 4 shall be construed to narrow the scope of the Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Agent or any Secured Party hereunder, except (and then only to the extent) as mandated by Revised Article 9, if applicable in a particular jurisdiction.

    5. Representations and Warranties. Each Obligor hereby represents and warrants to the Agent, for the benefit of the holders of the Secured Obligations, that:

        (a) Chief Executive Office; Books & Records. Each Obligor's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 5(a) hereto, and each Obligor keeps its books and records at such locations.

        (b) Location of Collateral. The location of all Collateral owned by each Obligor is as shown on Schedule 5(b) hereto.

        (c) Ownership. Each Obligor is the legal and beneficial owner of its Collateral and (subject to clause (iii) in the last sentence of Section 2) has the right to pledge, sell, assign or transfer the same. Each Obligor's legal name is as shown in this Security Agreement and no Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any fictitious name or tradename except as set forth in Schedule 5(c) attached hereto.

        (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Agent, for the benefit of the holders of the Secured Obligations, in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens and subject to clause (iii) in the last sentence of Section 2.

        (e) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

        (f) Accounts. (i) Each Account of the Obligors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Obligor (or in the process of being rendered) to, the account debtor named therein,
    (iii) no material amount of Accounts of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to the Agent and (iv) no surety bond was required or given in connection with any material amount of Accounts of an Obligor or the contracts or purchase orders out of which they arose.

        (g)  Inventory.   No  Inventory  is  held  by  an  Obligor  pursuant  to
    consignment, sale or return, sale on approval or similar arrangement.

        (h) Copyrights, Patents and Trademarks.

            (i)  Schedule  1(b)  hereto  includes  all   Copyrights,   Copyright
        Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses owned by the Obligors in their own names as of the date hereof.

            (ii) To the best of each Obligor's knowledge, each Copyright, Patent
        and  Trademark  of  such  Obligor  is  valid,   subsisting,   unexpired,
        enforceable and has not been abandoned.

            (iii) Except as set forth in Schedule 1(b) hereto, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

            (iv) To the best of each Obligor's knowledge, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

            (v) No action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

            (vi) With such exceptions as would not individually or in the aggregate have a Material Adverse Effect, all applications pertaining to the Copyrights, Patents and Trademarks of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable.

            (vii) No Obligor has made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of each Obligor hereunder.

    6.  Covenants.   Each  Obligor  covenants  that,  so  long  as  the  Secured
Obligations or any Letter of Credit shall remain outstanding and until the Commitments shall have been terminated, such Obligor shall:

        (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

        (b) Instruments/Chattel Paper. If any amount in excess of $1,000,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, immediately deliver such Instrument or Chattel Paper to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

        (c) Change in Location. Not, without providing 10 days prior written notice to the Agent and without filing such amendments to any previously filed financing statements as the Agent may require, (a) change its jurisdiction of incorporation, or (b) change its name or be party to a merger, consolidation or other change in structure (except as permitted under Section 8.4 of the Credit Agreement).

        (d) Inspection. Upon reasonable notice, and during reasonable hours, at all times allow the Agent or its representatives to visit and inspect the Collateral as set forth in Section 7.10 of the Credit Agreement.

        (e) Perfection of Security Interest. Execute and deliver to the Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Agent may reasonably request) and do all such other things as the Agent may reasonably deem necessary or appropriate (i) to assure to the Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 6(e)(i), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of
    Schedule  6(e)(ii)  attached  hereto and (D) with  regard to  Trademarks,  a
    Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 6(e)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and
    (iii) to otherwise protect and assure the Agent of its rights and interests hereunder. To that end, each Obligor agrees that the Agent may file one or more financing statements disclosing the Agent's security interest in any or all of the Collateral of such Obligor without, to the extent permitted by law, such Obligor's signature thereon, and further each Obligor also hereby irrevocably makes, constitutes and appoints the Agent, its nominee or any other person whom the Agent may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations or any Letter of Credit remains unpaid and until the Commitments shall have been terminated. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Obligor wherever the Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Agent, then the Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of an Obligor's agents and the Agent so requests, such Obligor agrees to notify such agents in writing of the Agent's security interest therein and, upon the Agent's request, instruct them to hold all such Collateral for the account of the holders of the Secured Obligations and subject to the Agent's instructions. Each Obligor agrees to mark its books and records to reflect the security interest of the Agent in the Collateral.

        (f) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business or as required by law.

        (g) Covenants Relating to Copyrights.

            (i) Not do any act or knowingly omit to do any act whereby any material registered Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material registered Copyright may become injected into the public domain except in the ordinary course of an Obligor's business or as required by law; and (B) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary.

            (ii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder except for sales and other dispositions permitted by the Credit Agreement.

        (h) Covenants Relating to Patents and Trademarks.

            (i) Except for changes in the ordinary course of the business of the Obligors (A) Continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, and (D) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Trademark becomes invalidated.

            (ii) Not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

            (iii) Notify the Agent and the holders of the Secured Obligations immediately if it knows that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding a Obligor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

            (iv) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of its material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

            (v) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Obligor hereunder except for sales or other dispositions permitted by the Credit Agreement.

        (i) New Patents, Copyrights and Trademarks. Promptly provide the Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Security Interest in Trademarks or (D) such other duly executed documents as the Agent may reasonably request in a form acceptable to counsel for the Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

        (j) Insurance. Insure, repair and replace the Collateral of such Obligor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Agent hereunder.

    7. Advances by holders of the Secured Obligations. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent or the holders of the Secured Obligations may make for the protection of the security hereof or which may be compelled to make by operation of law. All such reasonable and documented sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent or the holders of the Secured Obligations on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement, the other Credit Documents or any other documents relating to the Secured Obligations. The holders of the Secured Obligations may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

    8. Events of Default.

    The occurrence of an Event of Default (as defined in the Credit Agreement) under the Credit Agreement shall be an Event of Default hereunder (an "Event of Default").

    9. Remedies.

        (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the holders of the Secured Obligations shall have, in addition to the rights and remedies provided herein, in the Credit Documents or any other documents relating to the Secured Obligations, or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral (the "UCC")) and, further, the Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Agent at the expense of the Obligors any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Agent and the holders of the Secured Obligations with respect to the Secured Obligations, the Obligors shall pay the Agent and each of the holders of the Secured Obligations all reasonable documented costs and expenses incurred by the Agent or any such holder of the Secured Obligations, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Agent or the holders of the Secured Obligations or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 Business Days before the time of sale or other event giving rise to the requirement of such notice. The Agent and the holders of the Secured Obligations shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any holder of the Secured Obligations may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Agent and the holders of the Secured Obligations may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Agent and the holders of the Secured Obligations may further postpone such sale by announcement made at such time and place.

        (b) Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Agent has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon request of the Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Agent. In addition, the Agent or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Agent or of the Agent's security interest therein, and may (either in its own name or in the name of a Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Secured Obligations in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Agent in accordance with the provisions hereof shall be solely for the Agent's own convenience and that any right, title or interest of such Obligor in such Accounts or in any such other amounts shall be subject thereto. The Agent and the holders of the Secured Obligations shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Agent and the holders of the Secured Obligations from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Agent or the holders of the Secured Obligations (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

        (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

        (d) Nonexclusive Nature of Remedies. Failure by the Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any Other documents relating to the Secured Obligations, or as provided by law, or any delay by the Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by law, neither the Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Agent and the holders of the Secured Obligations under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the holders of the Secured Obligations may have.

        (e) Retention of Collateral. To the extent permitted under applicable law, the Agent may, after providing the notices required by Section 9-620(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

        (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the holders of the Secured Obligations are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

    10. Rights of the Agent.

        (a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

            (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Agent may reasonably determine;

            (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

            (iii) to defend, settle or compromise any action in respect of the Pledged Collateral brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

            (iv) to receive, open and dispose of mail addressed to an Obligor (subject to delivery to such Obligor of mail unrelated to the Collateral) and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

            (v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Agent were the absolute owner thereof for all purposes;

            (vi) to adjust and settle claims under any insurance policy relating thereto;

            (vii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Agent may reasonably determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

            (viii) to institute any foreclosure proceedings that the Agent may reasonably deem appropriate; and

            (ix) to do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This  power  of  attorney  is a power  coupled  with an  interest  and  shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding, any Credit Document or any other documents relating to the Secured Obligations is in effect or any Letter of Credit shall remain outstanding and
(ii) until all of the Commitments shall have been terminated. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Collateral.

        (b) Assignment by the Agent. Pursuant to the Credit Agreement, the Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Security Agreement in relation thereto.

        (c) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

        (d) Release of Collateral. The Agent may release any of the Collateral from this Security Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Security Agreement as to any Collateral not expressly released or substituted, and this Security Agreement shall continue as a first priority lien on all Collateral not expressly released or substituted. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Obligor in a transaction permitted by the Credit Agreement, then the Agent, at the request and sole expense of such Obligor, shall execute and deliver to such Obligor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

    11. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, upon the request and direction of the Required Lenders, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Agent or any of the holders of the Secured
Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement or other document relating to the Secured Obligations, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

    12. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Agent or the holders of the Secured Obligations, all of which costs and expenses shall constitute Secured Obligations hereunder.

    13. Continuing Agreement.

        (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations or any Letter of Credit shall remain outstanding and until the Commitments shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Security Agreement shall be automatically terminated and the Agent and the holders of the Secured Obligations shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

        (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

    14. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

    15. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the holders of the Secured Obligations hereunder, to the benefit of the Agent and the holders of the Secured Obligations and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement. To the fullest extent permitted by law, each Obligor hereby releases the Agent and each holder of the Secured Obligations, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such holder of the Secured Obligations, or their respective officers, employees or agents.

    16. Notices. All notices required or permitted to be given under this Security Agreement shall be given as provided in the Credit Agreement.

    17. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

    18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

    19.  Governing Law; Submission to Jurisdiction; Venue.

        (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York, New York County or of the United States for the Southern District of New York, and, by execution and delivery of this Security Agreement, each Obligor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Obligor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective three days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Obligor in any other jurisdiction.

        (b) Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

    20. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    21. Severability. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

    22. Entirety. This Security Agreement, the other Credit Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

    23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

    24. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Obligor), or by a guarantee, endorsement or property of any other Person, then the Agent and the holders of the Secured Obligations shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the holders of the Secured Obligations shall have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the holders of the Secured Obligations shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Agent or the holders of the Secured Obligations under this Security Agreement, under any other of the Credit Documents or under any other document relating to the Secured Obligations.

    25. Joint and Several Obligations of Obligors.

        (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

        (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Credit Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

        (c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

    26. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the requisite Lenders required by the Credit Agreement.

                  [remainder of page intentionally left blank]

    Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                            APRIA HEALTHCARE GROUP INC.


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


GUARANTORS:

                                     APRIA HEALTHCARE INC.,
                                     a Delaware corporation

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     APRIA NUMBER TWO INC.,
                                     a Delaware corporation

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     APRIACARE MANAGEMENT SYSTEMS INC.,
                                     a Delaware corporation

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------







                                     APRIA HEALTHCARE OF NEW YORK
                                     STATE, INC.,
                                     a New York corporation

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     APRIA HEALTHCARE ESSENTIALS, LLC,
                                     a Delaware limited liability company


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------








Accepted and agreed to as of the date first above written.

Bank of America, N.A.,
as Agent

By:
   ---------------------------------
Name:
Title:

                                  SCHEDULE 1(b)
                                  -------------

                              INTELLECTUAL PROPERTY

                                  SCHEDULE 4(a)
                                  -------------

                             CHIEF EXECUTIVE OFFICES

                                  SCHEDULE 4(b)
                                  -------------

                             LOCATIONS OF COLLATERAL

                                  SCHEDULE 4(c)
                                  -------------

       MERGERS, CONSOLIDATIONS, CHANGES IN STRUCTURE OR USE OF TRADENAMES

                                SCHEDULE 5(f)(i)
                                ----------------

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS

United States Copyright Office

Gentlemen:

    Please be advised that pursuant to the Security Agreement dated as of July __, 2001 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and Bank of America, N.A., as Agent (the "Agent") for the holders of the Secured Obligations referenced therein, the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Agent for the ratable benefit of the holders of the Secured Obligations:

                                   COPYRIGHTS
                                   ----------
                                                                 Date of
   Copyright No.            Description of Copyright            Copyright
   -------------            ------------------------            ---------



                             COPYRIGHT APPLICATIONS
                             ----------------------

    Copyright                Description of Copyright        Date of Copyright
 Applications No.                   Applied For                 Applications
 ----------------            ------------------------        -----------------

    The Obligors and the Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                      Very truly yours,

                                      ----------------------------------
                                      [Obligor]

                                      By:
                                      ----------------------------------
                                      Name:
                                      Title:


Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Agent

By:
   ---------------------------------
Name:
Title:

                                SCHEDULE 5(f)(ii)
                                -----------------

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS


United States Patent and Trademark Office

Gentlemen:

    Please be advised that pursuant to the Security Agreement dated as of July __, 2001 (the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and Bank of America, N.A., as Agent (the "Agent") for the holders of the Secured Obligations referenced therein, the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Agent for the ratable benefit of the holders of the Secured Obligations:


                                     PATENTS
                                     -------

                              Description of Patent               Date of
      Patent No.                      Item                        Patent
      ----------                      ----                        ------


                               PATENT APPLICATIONS
                               -------------------

       Patent                 Description of Patent           Date of Patent
   Applications No.                Applied For                 Applications
   ----------------          ---------------------           --------------

    The Obligors and the Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                     Very truly yours,

                                     ----------------------------------
                                     [Obligor]

                                     By:
                                     ----------------------------------
                                     Name:
                                     Title:


Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Agent

By:
   ----------------------------------
Name:
Title:

                               SCHEDULE 5(f)(iii)
                               ------------------

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS


United States Patent and Trademark Office

Gentlemen:

    Please be advised that pursuant to the Security Agreement dated as of July __, 2001 (the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and Bank of America, N.A., as Agent (the "Agent") for the holders of the Secured Obligations referenced therein, the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Agent for the ratable benefit of the holders of the Secured Obligations:

                                   TRADEMARKS
                                   ----------

                            Description of Trademark           Date of
     Trademark No.                    Item                    Trademark
     -------------                    ----                    ---------


                             TRADEMARK APPLICATIONS
                             ----------------------

      Trademark             Description of Trademark        Date of Trademark
   Applications No.                 Applied For                Applications
   ----------------         ------------------------        -----------------

    The Obligors and the Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                     Very truly yours,

                                     ----------------------------------
                                     [Obligor]

                                     By:
                                     ----------------------------------
                                     Name:
                                     Title:


Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Agent

By:
   ----------------------------------
Name:
Title:

                                 EXHIBIT 2.1(B)
                                 --------------

                           FORM OF NOTICE OF BORROWING

Bank of America, N.A.,
  as Agent for the Lenders
101 North Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

Ladies and Gentlemen:

    The undersigned, APRIA HEALTHCARE GROUP INC. (the "Borrower"), refers to the Credit Agreement dated as of July __, 2001 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. [The Borrower hereby gives notice pursuant to Section 2.1 of the Credit Agreement that it requests a Revolving Loan advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:]* [The Borrower hereby gives notice pursuant to Section 2.4 of the Credit Agreement that it requests the Tranche A Term Loan under the Credit Agreement on the Closing Date, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:]** [The Borrower hereby gives notice pursuant to Section
2.5 of the Credit Agreement that it requests the Tranche A Term Loan under the Credit Agreement on the Closing Date, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:]***

[(A)   Date of Borrowing (which is a Business Day)     _______________________]*

[(B)   Principal Amount of Borrowing                   _______________________]*

(C)    Interest rate basis                             _______________________

(D)    Interest Period and the last day thereof        _______________________


    In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in clause (b) of such Section, and confirms that the matters referenced in clauses (c), (d), (e) and (f) of such Section, are true and correct.

                                     APRIA HEALTHCARE GROUP INC.

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

* For all Revolving Loans
**For the initial advance of the Tranche A Term Loan on the Closing Date **For the initial advance of the Tranche B Term Loan on the Closing Date

                                 EXHIBIT 2.1(E)
                                 --------------

                             FORM OF REVOLVING NOTE

$_________________                                                July __, 2001

    FOR VALUE RECEIVED, APRIA HEALTHCARE GROUP INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and assigns (the "Lender"), at the office of Bank of America, N.A., as agent (the "Agent"), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of the date hereof among the Borrower, the Guarantors, the Lenders and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of ________________________DOLLARS ($____________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.1(d) of the Credit Agreement.

    Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

    In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

    This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

    IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     APRIA HEALTHCARE GROUP INC.

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                 EXHIBIT 2.4(F)
                                 --------------

                           FORM OF TRANCHE A TERM NOTE

$_________________                                                 July __, 2001

    FOR VALUE RECEIVED, APRIA HEALTHCARE GROUP INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and assigns (the "Lender"), at the office of Bank of America, N.A., as agent (the "Agent"), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of the date hereof among the Borrower, the Guarantors, the Lenders and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of ________________________DOLLARS ($____________), and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.4(e) of the Credit Agreement.

    Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

    In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

    This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

    IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     APRIA HEALTHCARE GROUP INC.


                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                 EXHIBIT 2.5(F)
                                 --------------

                           FORM OF TRANCHE B TERM NOTE

$_________________                                                July __, 2001

    FOR VALUE RECEIVED, APRIA HEALTHCARE GROUP INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and assigns (the "Lender"), at the office of Bank of America, N.A., as agent (the "Agent"), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of the date hereof among the Borrower, the Guarantors, the Lenders and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of ________________________DOLLARS ($____________), and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.5(e) of the Credit Agreement.

    Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

    In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

    This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

    IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     APRIA HEALTHCARE GROUP INC.

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                   EXHIBIT 3.2
                                   -----------

                     FORM OF NOTICE OF EXTENSION/CONVERSION

Bank of America, N.A.,
  as Agent for the Lenders
101 North Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

Ladies and Gentlemen:

    The undersigned, APRIA HEALTHCARE GROUP INC. (the "Borrower"), refers to the Credit Agreement dated as of July __, 2001 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to
Section 3.2 of the Credit Agreement that it requests an extension or conversion of a [Revolving Loan] [Tranche A Term Loan] [Tranche B Term Loan] outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such extension or conversion is requested to be made:

(A)   Loan Type/Tranche                               _______________________

(B)   Date of Extension or Conversion
      (which is the last day of the
      the applicable Interest Period)                 _______________________

(C)   Principal Amount of Extension or Conversion     _______________________

(D)   Interest rate basis                             _______________________

(E)   Interest Period and the last day thereof        ______________________

    In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in clause (b) of such Section, and confirms that the matters referenced in clauses (c), (d), (e) and (f) of such Section, are true and correct.

                                     APRIA HEALTHCARE GROUP INC.

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                 EXHIBIT 7.1(C)
                                 --------------

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

    For the fiscal quarter ended _________________, 20___.

    I, ______________________, [Title] of APRIA HEALTHCARE GROUP INC. (the "Borrower") hereby certify solely in such capacity that, to the best of my knowledge and belief, with respect to that certain Credit Agreement dated as of July __, 2001 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all of the defined terms in the Credit Agreement are incorporated herein by reference) among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Agent:

    a. The company-prepared financial statements which accompany this certificate are true and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from normal year-end audit adjustments.

    b. Since ___________ (the date of the last similar certification, or, if none, the Closing Date) no Default or Event of Default has occurred under the Credit Agreement; and

    Delivered herewith are detailed calculations demonstrating compliance by the Credit Parties with the financial covenants contained in Section 7.11 of the Credit Agreement as of the end of the fiscal period referred to above.

    This ______ day of ___________, 20__.


                                      APRIA HEALTHCARE GROUP INC.

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                       Attachment to Officer's Certificate

                       COMPUTATION OF FINANCIAL COVENANTS

                                  EXHIBIT 7.12
                                  ------------

                            FORM OF JOINDER AGREEMENT

    THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, 20__, is by and between _____________________, a ___________________ (the
"Subsidiary"), and BANK OF AMERICA, N.A., in its capacity as Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the "Credit Agreement"), dated as of July __, 2001, by and among APRIA HEALTHCARE GROUP INC., a Delaware corporation (the "Borrower"), the Guarantors, the Lenders and Bank of America, N.A., as Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

    The Credit Parties are required by Section 7.12 of the Credit Agreement to cause the Subsidiary to become a "Guarantor".

    Accordingly, the Subsidiary hereby agrees as follows with the Agent, for the benefit of the Lenders:

    1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby
(i) jointly and severally together with the other Guarantors, irrevocably, unconditionally and absolutely guarantees to each Lender and the Agent, as further provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

    2. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the obligations of an "Obligor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, the Subsidiary hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the Subsidiary in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary. The Subsidiary hereby represents and warrants to the Agent that:

        (i) The Subsidiary's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 1 attached hereto and the Subsidiary keeps its books and records at such locations.

        (ii) The type of Collateral owned by the Subsidiary and the location of all Collateral owned by the Subsidiary is as shown on Schedule 2 attached hereto.

        (iii) The Subsidiary's legal name is as shown in this Agreement and the Subsidiary has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 attached hereto.

        (iv) The patents and trademarks listed on Schedule 4 attached hereto constitute all of the registrations and applications for the patents and trademarks owned by the Subsidiary.

         3. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Pledge Agreement, and shall have all the obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, the Subsidiary hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Subsidiary in and to Pledged Shares (as such term is defined in Section 2 of the Pledge Agreement) listed on Schedule 5 attached hereto and the other Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement).

    4. The address of the Subsidiary for purposes of all notices and other communications is ____________________, ____________________________, Attention
of ______________ (Facsimile No. ____________).

    5. The Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by the Subsidiary under Section 4 of the Credit Agreement upon the execution of this Agreement by the Subsidiary.

    6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

    7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                     [SUBSIDIARY]


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     Acknowledged and accepted:

                                     BANK OF AMERICA, N.A.,
                                     as Agent

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                   SCHEDULE 1
                                   ----------

                          TO FORM OF JOINDER AGREEMENT

                           [Chief Executive Office and
                     Chief Place of Business of Subsidiary]

                                   SCHEDULE 2
                                   ----------

                          TO FORM OF JOINDER AGREEMENT

                       [Types and Locations of Collateral]

                                   SCHEDULE 3
                                   ----------

                          TO FORM OF JOINDER AGREEMENT

                                  [Tradenames]

                                   SCHEDULE 4
                                   ----------

                          TO FORM OF JOINDER AGREEMENT

                            [Patents and Trademarks]

                                   SCHEDULE 5
                                   ----------

                          TO FORM OF JOINDER AGREEMENT

                                [Pledged Shares]

                                 EXHIBIT 11.3(B)
                                 ---------------

                        FORM OF ASSIGNMENT AND ACCEPTANCE

    Reference is made to the Credit Agreement dated as of July __, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Apria Healthcare Group Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto and Bank of America, N.A., as Agent for the Lenders (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

    The "Assignor" and the "Assignee" referred to on Schedule 1 hereto agree as follows:

    1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Facilities specified on
Schedule 1 hereto. After giving effect to such sale and assignment, the Assignee's Commitment AND THE AMOUNT OF THE ADVANCES OWING TO THE ASSIGNEE will be as set forth on Schedule 1 hereto.

    2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Credit Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under any Credit Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes, if any, held by the Assignor and requests that the Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitments retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

    3. The  Assignee  (i)  confirms  that it has  received  a copy of the Credit
Agreement,  together  with  copies of the  financial  statements  referred to in
Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (vi) attaches any U.S. Internal Revenue Service forms required under Section 3.11(d) of the Credit Agreement.

    4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof and the recordation of the information herein in the Register by the Agent, unless otherwise specified on Schedule 1 hereto.

    5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

    6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

    7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

    8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

    IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1

                                       TO

                            ASSIGNMENT AND ACCEPTANCE

[As to the Tranche A Term Facility in respect of which an interest is being assigned:

Percentage interest assigned:                                       __________%

Aggregate outstanding principal amount of Advances assigned:       $__________

Principal amount of Tranche A Term Note __ payable to Assignee:    $__________

Principal amount of Tranche A Term Note __ payable to Assignor:    $__________]



[As to the Tranche B Term Facility in respect of which an interest is being assigned:

Percentage interest assigned:                                       __________%

Aggregate outstanding principal amount of Advances assigned:       $__________

Principal amount of Tranche B Term Note __ payable to Assignee:    $__________

Principal amount of Tranche B Term Note __ payable to Assignor:    $__________]



[As to any Revolving Credit Facility in respect of which an interest is being assigned:

Percentage interest assigned:                                       __________%

Assignee's Revolving Commitment:                                   $__________

Aggregate outstanding principal amount of Advances assigned:       $__________

Principal amount of Revolving Note payable to Assignee:            $__________

Principal amount of Revolving Note payable to Assignor:            $__________]

Effective Date (if other than date of acceptance by Agent):

1________ __, 2001

                                     [NAME OF ASSIGNOR], as Assignor

                                     By
                                        --------------------------------------
                                        Title:

                                     Dated: _________ __, 2001

                                     [NAME OF ASSIGNEE], as Assignee

                                     By
                                       ---------------------------------------
                                       Title:

                                     Dated:         , 2001

                                     Domestic Lending Office:


                                     Eurodollar Lending Office:



Accepted 2 [and Approved] this ____
day of ___________, 2001

BANK OF AMERICA, N.A., as Agent

By
  ----------------------------------
  Title:

*[Approved this ____ day
of _____________, 2001

APRIA HEALTHCARE GROUP INC.

By
  ----------------------------------
  Title:





--------
1 This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.
2   If required by the Credit Agreement.